UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: _12/31

Date of reporting period:  12/31/15_

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
December 31, 2015

Franklin Mutual Beacon Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Franklin Mutual Beacon Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and Statement of Investments	15
Financial Statements	26
Notes to Financial Statements	30
Report of Independent Registered
Public Accounting Firm	42
Tax Information	43
Board Members and Officers	44
Shareholder Information	49

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Mutual Beacon Fund

This annual report for Franklin Mutual Beacon Fund covers the fiscal year ended December 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing primarily in equity securities of companies that we believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares had a -4.14% cumulative total return for the 12 months ended December 31, 2015. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, posted a +1.38% total return, and the MSCI World Index, which tracks stock performance in global developed markets, had a -0.32% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projection. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500, generated a modest positive total return for 2015.

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were down slightly for the year despite some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the Fed’s timing for

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The Fund held 34.4% of total net assets in foreign securities.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

The dollar value, number of shares or principle amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 20.

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raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the year from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

China’s economy grew at a less robust pace in 2015 than in 2014, as strength in services and consumption was offset by weakness in fixed-asset investment, imports and exports, and manufacturing. The Chinese government’s efforts to promote stable growth supported China’s domestic stock market in 2015’s first half. However, tight liquidity conditions and uncertainties about the central bank’s monetary policy led China’s domestic market to correct from June through August, contributing to a global stock market correction. The government’s intervention to cool domestic stock market speculation and its effective currency devaluation led to a severe slump in emerging market stocks from June through August. Although equities in China and most other emerging markets gained in October after China expanded its monetary and fiscal stimulus, they generally declined for the remainder of the year amid concerns about declining commodity prices and China’s moderating economy.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/15
% of Total
Net Assets
Banks	11.0%
Pharmaceuticals	10.9%
Software	10.9%
Media	9.8%
Insurance	5.3%
Health Care Equipment & Supplies	5.1%
Tobacco	4.5%
Communications Equipment	4.3%
Diversified Telecommunication Services	3.3%
Technology Hardware, Storage & Peripherals	3.2%

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investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the 12 months under review, stocks in most global markets declined after a three-year ascent. Globally, several major central banks became more accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and countries. To drive further growth, an increasing number of companies took advantage of low interest rates to finance deals. In this environment, we saw a number of opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among global investors regarding China and other emerging markets, global commodity prices, U.S. monetary policy divergence and geopolitical events. However, with the support of global quantitative easing, many corporations have been able to build strong balance sheets, focus intensely on improving efficiency, maintain historically high margins and return a significant amount of capital to shareholders.

Merger and acquisition (M&A) activity accelerated in the past 12 months, helping to support valuations. Deal volumes reached historical highs and regulators globally increased their scrutiny of potential negative effects of high concentration. Such an environment — active M&A combined with regulatory uncertainty, greater complexity and market volatility — may provide attractive investment opportunities. We seek to use a mixture of merger arbitrage positions and investments in one or both of the companies to participate in these opportunities. The traditional merger arbitrage positions are constructed solely to benefit from deal completion, while unhedged investments in one or both companies can allow the Fund to benefit from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we felt bankruptcies were limited, except in the energy and mining sectors. Increased stress in high yield markets, particularly in energy credit, has expanded the potential opportunity set for us. For non-energy firms, costs of issuing debt are climbing and these debt securities are starting to look attractive to us. Within energy, declining commodity prices increased financial pressures for a growing number of issuers. At year-end, a record level of crude oil inventories and insistence by Saudi Ara-bia that it will not reduce production provide little reason to expect a quick recovery in crude oil prices, implying to us an increased likelihood of new investment opportunities in energy sector debt.

Turning to Fund performance, top contributors included phar-maeutical company Hospira,2 telecommunications provider Koninklijke KPN and multinational software company Microsoft.

Hospira is a global pharmaceutical and medical device company specializing in injectable generic drugs and biosimilars — drugs highly similar to medications licensed by other firms. Shares rose

Top 10 Equity Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Medtronic PLC	3.6%
Health Care Equipment & Supplies, U.S.
Microsoft Corp.	3.6%
Software, U.S.
JPMorgan Chase & Co.	3.3%
Banks, U.S.
Koninklijke KPN NV	3.3%
Diversified Telecommunication Services, Netherlands
British American Tobacco PLC	3.3%
Tobacco, U.K.
Merck & Co. Inc.	3.3%
Pharmaceuticals, U.S.
Wells Fargo & Co.	3.2%
Banks, U.S.
Samsung Electronics Co. Ltd.	3.2%
Technology Hardware, Storage & Peripherals, South Korea
Vodaphone Group PLC	2.9%
Wireless Telecommunication Services, U.K.
Symantec Corp.	2.8%
Software, U.S.

2. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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sharply in early February following the announcement that Pfizer had reached an agreement to acquire Hospira. We believed the deal, which closed in early September, made sense as Hospira offered Pfizer a strong leadership position in injectables and an attractive high-growth generics market, and the deal positioned Pfizer as a top-tier biosimilars company with a strong pipeline. This acquisition news was in line with our views on industry consolidation and more specifically on Hospira as a highly attractive asset in the generics industry.

KPN is the incumbent telecommunications operator in the Netherlands. In July, management raised 2015 earnings and free cash flow guidance while announcing a special dividend that would redistribute the substantial dividend KPN received from Telefonica Deutschland. KPN holds a stake in Telefonica Deutschland that stems from a 2014 sale of its German E-Plus unit. In April, KPN sold BASE Company, a Belgium-based mobile business, as part of an ongoing process to simplify its structure to focus on its core business and improve operating performance. We also viewed positively KPN’s selection of its new chairman in February 2015 because of his management record in the industry.

Shares of Microsoft rose as earnings improved and the company’s cloud computing services gained momentum. In April and October, Microsoft’s quarterly earnings exceeded consensus estimates despite a challenging environment for personal computer sales. Revenue outperformance and cost controls helped drive the solid results, highlighted by the strong performance of Microsoft’s cloud computing operations, which include Azure and Office365. We believe Microsoft’s cloud computing business has the potential to grow and become increasingly profitable as technology users become more comfortable relying on cloud infrastructure and applications. Supporting this belief were the company’s assertions that the growth in Office365 subscriptions began to fully offset the decline in transactional, one-time license purchases. October’s quarterly results also showed strength in the adoption of Microsoft’s new Windows 10 operating system.

During the period under review, some of the Fund’s investments that negatively affected performance were mining company Tronox, natural resources company Freeport-McMoRan and oil and gas exploration and production company Marathon Oil.

Tronox mines and processes minerals, including titanium ore, zircon and trona ore, and manufactures titanium dioxide pigments. Tronox shares declined early in 2015 as investors were disappointed in the company’s acquisition of what we viewed as the attractive but low-growth alkali chemicals business of FMC. The deal provided Tronox a tangible path to increase monetization of its substantial tax losses but leveraged the company and may have disappointed some investors who anticipated a sale of Tronox. During the year, titanium dioxide prices declined more than we anticipated, due to ongoing oversupply and demand weakness. Furthermore, unfavorable currency rates exacerbated the price slide. We believe investors have been generally overlooking the attractive and relatively stable soda ash business, underestimating potential substantial tax benefits and viewing the company’s balance sheet too negatively, where in our view the debt structure and covenants allow the company to maneuver to the benefit of shareholders, despite relatively high leverage.

Shares of Freeport McMoRan were primarily affected by steeply falling commodity prices in 2015, such as for copper, crude oil and natural gas. Investor uncertainty regarding the company’s negotiations with Indonesia’s government also hurt the stock price. The two sides agreed to a six-month export permit extension in late July, but other important matters remained outstanding at year-end, including every-other-year negotiations of a labor contract and the long-term operating rights and investment plans of the company’s Indonesia unit. The company took steps to strengthen its financial position, including a significant cut in its 2016–2017 capital investment budget, the suspension of its dividend and an agreement with creditors to ease covenants on a $4 billon term loan, announced in December.

Marathon Oil’s stock price closely followed the decline in crude oil. In October, Marathon Oil announced a dividend cut, a move that preserves capital and puts the company’s capital allocation policies more in line with its exploration and production peer group, in our analysis. We believed this move could allow for a smaller reduction in capital spending and a corresponding improvement in its production profile, which we welcomed given the returns available from the company’s resource base. The company also announced a significant reduction in its deepwater exploration program, an action we viewed favorably given the program’s lackluster returns in recent years. We continued to believe that Marathon Oil’s relatively low-cost assets would enable it to weather the current downturn with the potential to generate strong returns if the environment improves.

During the year, the Fund held currency forwards and futures to hedge the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, and currency futures had a negligible impact.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

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What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your continued participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Christian Correa has been portfolio manager for Franklin Mutual Beacon Fund since 2007 and a co-portfolio manager since December 2010. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for Franklin Mutual Beacon Fund since 2010 and was assistant portfolio manager for the Fund since 2009. Before that, she was assistant portfolio manager for Franklin Mutual Global Discovery Fund since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

Aman Gupta has been assistant portfolio manager for Franklin Mutual Beacon Fund since December 2013 and has been an analyst for Franklin Mutual Advisers since 2010. Previously, Mr. Gupta was a senior equity analyst and director at Evergreen Investments, where he covered the health care industry with additional responsibilities in the consumer and industrials sectors.

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Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	12/31/15	12/31/14		Change
Z (BEGRX)	$14.30	$16.59	-$	2.29
A (TEBIX)	$14.20	$16.47	-$	2.27
C (TEMEX)	$14.10	$16.36	-$	2.26
R (N/A)	$14.05	$16.33	-$	2.28
R6 (FMBRX)	$14.30	$16.58	-$	2.28

Distributions[1] (1/1/15–12/31/15)

	Dividend	Long-Term
Share Class	Income	Capital Gain	Total
Z	$0.3665	$1.2151	$1.5816
A	$0.3211	$1.2151	$1.5362
C	$0.2005	$1.2151	$1.4156
R	$0.2930	$1.2151	$1.5081
R6	$0.3827	$1.2151	$1.5978

See page 12 for Performance Summary footnotes.

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Performance as of 12/31/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[3]	Total Return[4]	Investment[5]	Operating Expenses[6]
Z				0.83%
1-Year	-4.14%	-4.14%	$9,586
5-Year	+50.64%	+8.54%	$15,064
10-Year	+61.47%	+4.91%	$16,147
A				1.13%
1-Year	-4.33%	-9.80%	$9,020
5-Year	+48.40%	+6.94%	$13,983
10-Year	+56.78%	+3.98%	$14,778
C				1.83%
1-Year	-5.06%	-5.92%	$9,408
5-Year	+43.30%	+7.46%	$14,330
10-Year	+46.24%	+3.87%	$14,624
R				1.33%
1-Year	-4.61%	-4.61%	$9,539
5-Year	+46.85%	+7.99%	$14,685
Since Inception (10/30/09)	+72.59%	+9.25%	$17,259
R6				0.74%
1-Year	-3.98%	-3.98%	$9,602
Since Inception (5/1/13)	+19.94%	+7.05%	$11,994

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class C: Class R: Class R6:

Shares are available to certain eligible investors as described in the prospectus.

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
Z
Actual	$1,000	$929.50	$4.04
Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23
A
Actual	$1,000	$928.50	$5.30
Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.55
C
Actual	$1,000	$924.60	$8.88
Hypothetical (5% return before expenses)	$1,000	$1,015.98	$9.30
R
Actual	$1,000	$926.70	$6.46
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.77
R6
Actual	$1,000	$929.90	$3.50
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.67

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.83%; A: 1.09%; C: 1.83%; R: 1.33%; and R6: 0.72%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended December 31,
	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.59	$16.91	$13.36	$11.68	$12.32
Income from investment operations[a]:
Net investment income[b]	0.29	0.54 [c]	0.31	0.24	0.28
Net realized and unrealized gains (losses)	(0.99)	0.62	3.56	1.68	(0.57)
Total from investment operations	(0.70)	1.16	3.87	1.92	(0.29)
Less distributions from:
Net investment income	(0.37)	(0.69)	(0.32)	(0.24)	(0.35)
Net realized gains	(1.22)	(0.79)	—	—	—
Total distributions	(1.59)	(1.48)	(0.32)	(0.24)	(0.35)
Net asset value, end of year	$14.30	$16.59	$16.91	$13.36	$11.68

Total return	(4.14)%	6.82%	29.11%	16.44%	(2.15)%

Ratios to average net assets
Expenses[d]	0.84%[e,f]	0.83%[e]	0.80%[e]	0.84%	0.84%
Expenses incurred in connection with securities sold short	0.04%	0.04%	—%[g]	0.01%	—%[g]
Net investment income	1.73%	3.14%[c]	2.02%	1.87%	2.24%

Supplemental data
Net assets, end of year (000’s)	$2,420,165	$2,774,929	$2,876,322	$2,450,546	$2,423,177
Portfolio turnover rate	35.80%	40.06%	32.95%	43.23%	51.38%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.
dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 15

FRANKLIN MUTUAL BEACON FUND
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.47	$16.80	$13.28	$11.61	$12.24
Income from investment operations[a]:
Net investment income[b]	0.24	0.49 [c]	0.26	0.20	0.24
Net realized and unrealized gains (losses)	(0.97)	0.60	3.54	1.67	(0.56)
Total from investment operations	(0.73)	1.09	3.80	1.87	(0.32)
Less distributions from:
Net investment income	(0.32)	(0.63)	(0.28)	(0.20)	(0.31)
Net realized gains	(1.22)	(0.79)	—	—	—
Total distributions	(1.54)	(1.42)	(0.28)	(0.20)	(0.31)
Net asset value, end of year	$14.20	$16.47	$16.80	$13.28	$11.61

Total return[d]	(4.33)%	6.48%	28.70%	16.10%	(2.50)%

Ratios to average net assets
Expenses[e]	1.12%[f,g]	1.13%[f]	1.10%[f]	1.14%	1.14%
Expenses incurred in connection with securities sold short	0.04%	0.04%	—%[h]	0.01%	—%[h]
Net investment income	1.45%	2.84%[c]	1.72%	1.57%	1.94%

Supplemental data
Net assets, end of year (000’s)	$1,019,568	$1,101,706	$1,148,409	$983,981	$1,062,477
Portfolio turnover rate	35.80%	40.06%	32.95%	43.23%	51.38%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.36	$16.70	$13.21	$11.54	$12.16
Income from investment operations[a]:
Net investment income[b]	0.12	0.37 [c]	0.15	0.11	0.15
Net realized and unrealized gains (losses)	(0.96)	0.59	3.51	1.66	(0.55)
Total from investment operations	(0.84)	0.96	3.66	1.77	(0.40)
Less distributions from:
Net investment income	(0.20)	(0.51)	(0.17)	(0.10)	(0.22)
Net realized gains	(1.22)	(0.79)	—	—	—
Total distributions	(1.42)	(1.30)	(0.17)	(0.10)	(0.22)
Net asset value, end of year	$14.10	$16.36	$16.70	$13.21	$11.54

Total return[d]	(5.06)%	5.78%	27.79%	15.29%	(3.15)%

Ratios to average net assets
Expenses[e]	1.84%[f,g]	1.83%[f]	1.80%[f]	1.84%	1.84%
Expenses incurred in connection with securities sold short	0.04%	0.04%	—%[h]	0.01%	—%[h]
Net investment income	0.73%	2.14%[c]	1.02%	0.87%	1.24%

Supplemental data
Net assets, end of year (000’s)	$285,333	$320,832	$336,222	$295,958	$315,390
Portfolio turnover rate	35.80%	40.06%	32.95%	43.23%	51.38%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 17

FRANKLIN MUTUAL BEACON FUND
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.33	$16.68	$13.19	$11.52	$12.16
Income from investment operations[a]:
Net investment income[b]	0.20	0.44 [c]	0.23	0.18	0.21
Net realized and unrealized gains (losses)	(0.97)	0.61	3.50	1.66	(0.55)
Total from investment operations	(0.77)	1.05	3.73	1.84	(0.34)
Less distributions from:
Net investment income	(0.29)	(0.61)	(0.24)	(0.17)	(0.30)
Net realized gains	(1.22)	(0.79)	—	—	—
Total distributions	(1.51)	(1.40)	(0.24)	(0.17)	(0.30)
Net asset value, end of year	$14.05	$16.33	$16.68	$13.19	$11.52

Total return	(4.61)%	6.31%	28.34%	15.95%	(2.69)%

Ratios to average net assets
Expenses[d]	1.34%[e,f]	1.33%[e]	1.30%[e]	1.34%	1.34%
Expenses incurred in connection with securities sold short	0.04%	0.04%	—%[g]	0.01%	—%[g]
Net investment income	1.23%	2.64%[c]	1.52%	1.37%	1.74%

Supplemental data
Net assets, end of year (000’s)	$2,343	$2,246	$1,956	$1,905	$2,039
Portfolio turnover rate	35.80%	40.06%	32.95%	43.23%	51.38%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.
dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gRounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL H IGHLIGHTS

	Year Ended December 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.58	$16.88	$14.77
Income from investment operations[b]:
Net investment income[c]	0.30	0.56 [d]	0.24
Net realized and unrealized gains (losses)	(0.98)	0.63	2.21
Total from investment operations	(0.68)	1.19	2.45
Less distributions from:
Net investment income	(0.38)	(0.70)	(0.34)
Net realized gains	(1.22)	(0.79)	—
Total distributions	(1.60)	(1.49)	(0.34)
Net asset value, end of year	$14.30	$16.58	$16.88

Total return[e]	(3.98)%	6.91%	16.83%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction[g]	0.74%	0.74%	2.10%
Expenses net of waiver, payments by affiliates and expense reduction[g,h]	0.74%[i]	0.74%	0.71%
Expenses incurred in connection with securities sold short	0.04%	0.04%	—%[j]
Net investment income	1.83%	3.23%[d]	2.11%

Supplemental data
Net assets, end of year (000’s)	$48,844	$50,868	$6
Portfolio turnover rate	35.80%	40.06%	32.95%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.83%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 19

FRANKLIN MUTUAL BEACON FUND

Statement of Investments, December 31, 2015
	Country	Shares	Value
Common Stocks and Other Equity Interests 89.3%
Aerospace & Defense 2.1%
[a]KLX Inc	United States	2,576,340	$79,325,510
Auto Components 0.3%
[a,b]International Automotive Components Group Brazil LLC	Brazil	2,846,329	29,269
[a,b,c]International Automotive Components Group North America LLC	United States	22,836,904	12,328,845
			12,358,114
Banks 11.0%
Barclays PLC	United Kingdom	16,380,136	52,850,122
JPMorgan Chase & Co	United States	1,911,470	126,214,364
Societe Generale SA	France	1,573,970	72,782,989
Standard Chartered PLC	United Kingdom	4,970,186	41,295,564
Wells Fargo & Co	United States	2,226,980	121,058,633
			414,201,672
Beverages 2.0%
Molson Coors Brewing Co., B	United States	243,220	22,843,222
PepsiCo Inc	United States	528,267	52,784,439
			75,627,661
Chemicals 1.1%
The Chemours Co. LLC	United States	3,571,419	19,142,806
[a,d,e]Dow Corning Corp., Contingent Distribution	United States	12,598,548	—
[f]Tronox Ltd., A	United States	5,968,680	23,337,539
			42,480,345
Communications Equipment 4.3%
Cisco Systems Inc	United States	3,011,612	81,780,324
Nokia Corp., ADR	Finland	11,395,524	79,996,578
			161,776,902
Construction & Engineering 1.3%
Sinopec Engineering Group Co. Ltd	China	58,345,700	49,837,556
Consumer Finance 2.1%
Capital One Financial Corp	United States	1,094,900	79,029,882
Diversified Telecommunication Services 3.3%
[a,d,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	60,632,757	—
Koninklijke KPN NV	Netherlands	33,100,190	125,555,143
			125,555,143
Energy Equipment & Services 2.0%
Baker Hughes Inc	United States	1,624,730	74,981,289
Food & Staples Retailing 2.7%
Walgreens Boots Alliance Inc	United States	1,177,451	100,265,840
Health Care Equipment & Supplies 5.1%
Medtronic PLC	United States	1,762,955	135,606,499
Stryker Corp	United States	611,166	56,801,768
			192,408,267
Insurance 5.3%
The Allstate Corp	United States	1,257,706	78,090,966
RSA Insurance Group PLC	United Kingdom	2,471,679	15,537,954
White Mountains Insurance Group Ltd	United States	146,141	106,216,740
			199,845,660

20 Annual Report

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
STATEMENT O F INVESTMENTS

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
IT Services 1.5%
Xerox Corp	United States	5,412,419	$57,534,014
Machinery 1.8%
Caterpillar Inc	United States	976,280	66,347,989
Media 9.8%
Cablevision Systems Corp., A	United States	341,765	10,902,304
[a]Liberty Global PLC, C	United Kingdom	1,435,540	58,526,966
Relx PLC	United Kingdom	2,648,846	46,734,068
Time Warner Cable Inc	United States	424,034	78,696,470
Time Warner Inc	United States	1,351,872	87,425,562
Twenty-First Century Fox Inc., B	United States	3,167,258	86,244,435
			368,529,805
Metals & Mining 0.9%
Freeport-McMoRan Inc., B	United States	4,967,519	33,630,103
[a,b,f]PMG LLC	United States	5,455	213,055
			33,843,158
Oil, Gas & Consumable Fuels 1.6%
Marathon Oil Corp	United States	4,867,611	61,283,222
Pharmaceuticals 10.9%
Eli Lilly & Co	United States	955,382	80,500,487
GlaxoSmithKline PLC	United Kingdom	2,531,877	51,238,437
Merck & Co. Inc	United States	2,342,630	123,737,717
Novartis AG, ADR	Switzerland	1,118,303	96,218,790
Teva Pharmaceutical Industries Ltd., ADR	Israel	934,567	61,344,978
			413,040,409
Software 10.9%
CA Inc	United States	2,175,056	62,119,599
[a]Check Point Software Technologies Ltd	Israel	613,666	49,940,139
Microsoft Corp	United States	2,444,092	135,598,224
Open Text Corp	Canada	1,158,530	55,528,343
Symantec Corp	United States	5,067,402	106,415,442
			409,601,747
Specialty Retail 0.5%
[a]Office Depot Inc	United States	3,481,770	19,637,183
Technology Hardware, Storage & Peripherals 1.4%
Samsung Electronics Co. Ltd	South Korea	49,616	53,191,209
Tobacco 4.5%
British American Tobacco PLC	United Kingdom	2,236,965	124,336,446
Reynolds American Inc	United States	1,016,111	46,893,523
			171,229,969
Wireless Telecommunication Services 2.9%
Vodafone Group PLC	United Kingdom	33,931,619	110,529,851
Total Common Stocks and Other Equity Interests
(Cost $2,935,567,509)			3,372,462,397

franklintempleton.com

Annual Report

21

FRANKLIN MUTUAL BEACON FUND
STATEMENT O F INVESTMENTS

	Country	Shares	Value
Preferred Stocks 4.1%
Automobiles 2.3%
Porsche Automobil Holding SE, pfd	Germany	314,400	$17,079,265
Volkswagen AG, pfd	Germany	478,500	69,519,320
			86,598,585
Technology Hardware, Storage & Peripherals 1.8%
Samsung Electronics Co. Ltd., pfd	South Korea	72,001	66,836,061
Total Preferred Stocks (Cost $136,345,028)			153,434,646

		Principal
		Amount
Corporate Notes and Senior Floating Rate Interests 0.8%
[g,h]Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	$1,402,571	1,364,001
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%,12/15/19	United States	18,873,000	14,036,794
[g,h]Tranche D Term Loan, 7.174%, 1/30/19	United States	15,813,482	11,148,505
[g,h]Tranche E Term Loan, 7.924%, 7/30/19	United States	5,080,935	3,586,292
[g,h]NGPL PipeCo LLC, Term Loan, 6.75%, 9/15/17	United States	597,591	566,217
Total Corporate Notes and Senior Floating Rate Interests
(Cost $39,651,740)			30,701,809
Corporate Bonds, Notes and Senior Floating Rate Interests
in Reorganization 1.9%
[b,i]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,848	—
[g,h,i]Caesars Entertainment Operating Co. Inc., 1.50%, 3/01/17,
Term B-5-B Loans	United States	7,949,777	6,916,306
Term B-6-B Loans	United States	33,533,690	29,509,648
Term B-7 Loans	United States	10,720,130	8,964,709
[i]Samson Investment Co., senior note, 9.75%, 2/15/20	United States	14,349,000	32,285
[g,h,i]Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.908%, 10/10/17	United States	46,282,735	14,217,501
[i,j]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, first lien, 144A, 4.726%, 10/01/20	United States	28,306,000	9,482,510
[i]Walter Energy Inc.,
[g,h]B Term Loan, 5.80%, 4/02/18	United States	9,375,505	2,625,141
[j]first lien, 144A, 6.33%, 10/15/19	United States	5,229,000	1,359,540
[j,k]second lien, 144A, PIK, 11.50%, 4/01/20	United States	4,557,750	11,675
Total Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization (Cost $136,708,429)			73,119,315

		Shares
Companies in Liquidation 0.3%
[a]Adelphia Recovery Trust	United States	48,268,724	193,075
[a,d]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	6,161,087	12,322
[a,b,c,f]CB FIM Coinvestors LLC	United States	15,831,950	—
[a,d,e]Century Communications Corp., Contingent Distribution	United States	16,986,000	—
[a,b]FIM Coinvestor Holdings I, LLC	United States	19,805,560	—
[a,l]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	163,140,446	9,176,650
[a,d,e]Tribune Media Litigation Trust, Contingent Distribution	United States	496,810	—
Total Companies in Liquidation (Cost $20,374,335)			9,382,047

22 Annual Report

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
STATEMENT O F INVESTMENTS

		Principal
	Country	Amount	Value
Municipal Bonds (Cost $14,874,743) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$17,038,000	$12,395,145
Total Investments before Short Term Investments
(Cost $3,283,521,784)			3,651,495,359
Short Term Investments 2.6%
U.S. Government and Agency Securities 2.6%
FHLB, 1/04/16	United States	8,200,000	8,200,000
[m,n]U.S. Treasury Bill, 1/07/16 - 6/09/16	United States	91,800,000	91,768,303
Total U.S. Government and Agency Securities
(Cost $99,966,143)			99,968,303
Total Investments (Cost $3,383,487,927) 99.3%			3,751,463,662
Other Assets, less Liabilities 0.7%			24,787,861
Net Assets 100.0%			$3,776,251,523

aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt December 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days.
fSee Note 11 regarding holdings of 5% voting securities.
gSee Note 1(g) regarding senior floating rate interests.
hThe coupon rate shown represents the rate at period end.
iSee Note 8 regarding credit risk and defaulted securities.
jSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2015, the aggregate value of these securities was $10,853,725, representing 0.29% of net assets.
kIncome may be received in additional securities and/or cash.
lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
mThe security is traded on a discount basis with no stated coupon rate.
nA portion or all of the security has been segregated as collateral for open forward contracts. At December 31, 2015, the value of this security and/or cash pledged amounted to $429,965, representing 0.01% of net assets.

franklintempleton.com

Annual Report

23

FRANKLIN MUTUAL BEACON FUND
STATEMENT O F INVESTMENTS

At December 31, 2015, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short 1,123		$152,812,225	3/14/16	$76,600	$—
GBP/USD		Short 1,705		157,009,188	3/14/16	4,072,054	—
Total Futures Contracts						$4,148,654	$—
Net unrealized appreciation (depreciation)						$4,148,654

At December 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	2,466,077	$ 2,711,984	1/06/16	$—	$(32,801)
Euro	BANT	Sell	1,002,571	1,112,862	1/06/16	23,654	—
Euro	BONY	Buy	8,969,574	9,892,029	1/06/16	—	(147,352)
Euro	BONY	Sell	21,064,614	23,039,422	1/06/16	154,516	—
Euro	DBFX	Buy	1,772,035	1,955,239	1/06/16	—	(30,074)
Euro	FBCO	Buy	1,476,078	1,629,171	1/06/16	—	(25,538)
Euro	FBCO	Sell	1,253,214	1,389,819	1/06/16	28,309	—
Euro	HSBC	Buy	3,280,145	3,601,218	1/06/16	—	(37,621)
Euro	HSBC	Sell	1,935,000	2,136,898	1/06/16	34,685	—
Euro	SSBT	Buy	1,180,146	1,298,969	1/06/16	—	(16,841)
Euro	BANT	Buy	1,983,539	2,163,919	1/20/16	—	(8,210)
Euro	BANT	Sell	321,537	351,716	1/20/16	2,270	—
Euro	BBU	Sell	321,537	351,925	1/20/16	2,479	—
Euro	BONY	Buy	345,071	387,000	1/20/16	—	(11,978)
Euro	BONY	Sell	181,407	198,572	1/20/16	1,419	—
Euro	DBFX	Buy	3,107,936	3,411,697	1/20/16	—	(33,994)
Euro	DBFX	Sell	4,622,421	5,100,995	1/20/16	77,352	—
Euro	FBCO	Buy	1,983,415	2,163,306	1/20/16	—	(7,732)
Euro	FBCO	Sell	22,840,946	25,020,469	1/20/16	196,948	—
Euro	HSBC	Buy	2,247,808	2,454,281	1/20/16	—	(11,365)
Euro	HSBC	Sell	23,875,920	26,140,121	1/20/16	191,791	—
Euro	SSBT	Buy	5,101,887	5,580,983	1/20/16	—	(36,257)
Euro	SSBT	Sell	22,818,675	24,996,702	1/20/16	206,159	—
British Pound	BANT	Buy	442,795	669,758	1/21/16	—	(17,064)
British Pound	BANT	Sell	27,551,370	43,045,921	1/21/16	2,434,268	—
British Pound	BBU	Buy	3,884,693	5,970,773	1/21/16	—	(244,604)
British Pound	DBFX	Buy	419,000	646,048	1/21/16	—	(28,428)
British Pound	FBCO	Buy	5,680,769	8,721,572	1/21/16	—	(347,926)
British Pound	SSBT	Buy	73,918	111,731	1/21/16	—	(2,773)
Euro	SSBT	Sell	12,642,864	14,368,778	1/21/16	628,524	—
British Pound	SSBT	Sell	22,738,449	35,501,540	2/12/16	1,984,296	—
South Korean Won	BANT	Buy	2,862,916,457	2,468,457	2/12/16	—	(35,466)
South Korean Won	BANT	Sell	21,648,475,949	18,676,892	2/12/16	300,586	(21,207)
South Korean Won	FBCO	Buy	1,239,063,331	1,047,037	2/12/16	5,956	—
South Korean Won	FBCO	Sell	19,826,913,292	17,119,183	2/12/16	270,596	(908)
South Korean Won	HSBC	Buy	5,694,535,212	4,827,902	2/12/16	20,317	(8,835)
British Pound	BANT	Buy	9,929,257	15,289,414	2/19/16	—	(652,797)
British Pound	BBU	Buy	1,446,139	2,266,056	2/19/16	—	(134,318)
British Pound	DBFX	Buy	1,418,166	2,111,692	2/19/16	—	(21,188)
British Pound	DBFX	Sell	27,244,897	42,447,550	2/19/16	2,286,123	—
British Pound	FBCO	Buy	7,392,250	11,525,718	2/19/16	—	(628,878)
British Pound	FBCO	Sell	33,923,701	52,758,755	2/19/16	2,752,172	—
British Pound	HSBC	Buy	11,172,020	17,227,183	2/19/16	—	(758,621)
British Pound	SSBT	Buy	5,299,470	8,135,229	2/19/16	—	(323,335)

24 Annual Report

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FRANKLIN MUTUAL BEACON FUND
STATEMENT O F INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	HSBC	Sell	46,881,747,310	$40,357,504	2/19/16	$517,737	$(1,724)
British Pound	SSBT	Sell	5,953,488	9,101,847	2/22/16	325,871	—
Euro	BANT	Sell	1,140,791	1,284,005	2/22/16	43,145	—
Euro	BBU	Sell	77,775	87,781	2/22/16	3,184	—
Euro	DBFX	Sell	2,206,996	2,485,030	2/22/16	84,440	—
Euro	FBCO	Sell	5,242,010	5,894,886	2/22/16	193,054	—
Euro	HSBC	Sell	3,490,727	3,930,090	2/22/16	133,161	—
Euro	DBFX	Sell	3,687,171	4,223,028	4/01/16	208,118	—
Euro	HSBC	Sell	9,400,559	10,277,068	4/01/16	40,928	—
Euro	SSBT	Sell	2,876,401	3,255,305	4/01/16	126,590	—
Euro	BANT	Sell	6,037,744	6,822,129	4/18/16	244,051	—
Euro	BONY	Sell	600,428	665,965	4/18/16	11,803	—
Euro	DBFX	Sell	776,326	860,443	4/18/16	14,642	—
Euro	FBCO	Sell	3,315,750	3,672,807	4/18/16	60,322	—
Euro	HSBC	Sell	7,124,775	8,015,298	4/18/16	252,908	—
Euro	SSBT	Sell	3,687,171	4,222,991	4/18/16	208,081	—
British Pound	BANT	Sell	20,795,192	32,122,333	4/22/16	1,463,331	—
British Pound	HSBC	Sell	15,655,310	24,182,757	4/22/16	1,101,644	—
Euro	SSBT	Sell	2,817,158	3,119,311	4/22/16	50,037	—
British Pound	SSBT	Buy	8,410,000	12,919,299	5/04/16	—	(520,173)
Euro	SSBT	Sell	29,816,546	32,064,713	5/12/16	—	(437,234)
South Korean Won	BANT	Sell	19,782,979,060	17,202,783	5/12/16	411,623	—
South Korean Won	FBCO	Sell	20,123,513,190	17,448,638	5/12/16	368,444	—
Euro	BANT	Sell	13,371,711	14,378,480	5/18/16	—	(204,234)
Euro	DBFX	Sell	239,767	258,477	5/18/16	—	(3,005)
Euro	FBCO	Sell	13,291,789	14,296,169	5/18/16	—	(199,385)
South Korean Won	HSBC	Sell	20,563,724,199	17,996,560	5/18/16	542,729	—
British Pound	FBCO	Sell	22,291,713	34,151,796	5/23/16	1,281,423	—
Euro	HSBC	Sell	239,766	258,332	5/23/16	—	(3,149)
British Pound	HSBC	Sell	19,369,523	29,645,442	5/23/16	1,084,002	—
Total Forward Exchange Contracts						$20,373,688	$(4,995,015)
Net unrealized appreciation (depreciation)						$15,378,673

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 41.

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The accompanying notes are an integral part of these financial statements. | Annual Report 25

FRANKLIN MUTUAL BEACON FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,295,341,705
Cost - Controlled affiliates (Note 11)	381,819
Cost - Non-controlled affiliates (Note 11)	87,764,403
Total cost of investments	$3,383,487,927
Value - Unaffiliated issuers	$3,727,913,068
Value - Controlled affiliates (Note 11)	213,055
Value - Non-controlled affiliates (Note 11)	23,337,539
Total value of investments	3,751,463,662
Cash	3,137,424
Restricted Cash (Note 1d)	2,290,000
Foreign currency, at value (cost $3,453,481)	3,401,919
Receivables:
Investment securities sold	6,894,185
Capital shares sold	1,636,048
Dividends and interest	7,869,695
Due from brokers	7,498,545
Variation margin	1,858,488
Unrealized appreciation on OTC forward exchange contracts	20,373,688
Other assets	1,897,472
Total assets	3,808,321,126
Liabilities:
Payables:
Investment securities purchased	10,217,355
Capital shares redeemed	7,380,564
Management fees	2,188,951
Distribution fees	932,046
Transfer agent fees	623,985
Trustees’ fees and expenses	223,091
Due to brokers	5,290,000
Unrealized depreciation on OTC forward exchange contracts	4,995,015
Accrued expenses and other liabilities	218,596
Total liabilities	32,069,603
Net assets, at value	$3,776,251,523
Net assets consist of:
Paid-in capital	$3,383,070,912
Distributions in excess of net investment income	(3,797,460)
Net unrealized appreciation (depreciation)	387,283,793
Accumulated net realized gain (loss)	9,694,278
Net assets, at value	$3,776,251,523

26 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2015

Class Z:
Net assets, at value	$2,420,164,537
Shares outstanding	169,219,886
Net asset value and maximum offering price per share	$14.30
Class A:
Net assets, at value	$1,019,567,585
Shares outstanding	71,821,616
Net asset value per share[a]	$14.20
Maximum offering price per share (net asset value per share ÷ 94.25%)	$15.07
Class C:
Net assets, at value	$285,332,835
Shares outstanding	20,235,366
Net asset value and maximum offering price per share[a]	$14.10
Class R:
Net assets, at value	$2,342,940
Shares outstanding	166,701
Net asset value and maximum offering price per share	$14.05
Class R6:
Net assets, at value	$48,843,626
Shares outstanding	3,415,766
Net asset value and maximum offering price per share	$14.30

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 27

FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2015

Investment income:
Dividends:
Unaffiliated issuers	$90,102,939
Non-controlled affiliates (Note 11)	3,832,715
Interest	10,539,139
Income from securities loaned	969,856
Other income (Note 1h)	1,857,489
Total investment income	107,302,138
Expenses:
Management fees (Note 3a)	28,261,517
Distribution fees: (Note 3c)
Class A	3,074,421
Class C	3,174,986
Class R	12,173
Transfer agent fees: (Note 3e)
Class Z	2,595,629
Class A	1,050,069
Class C	303,406
Class R	2,327
Class R6	286
Custodian fees (Note 4)	174,625
Reports to shareholders	207,274
Registration and filing fees	111,580
Professional fees	180,362
Trustees’ fees and expenses	118,759
Dividends and/or interest on securities sold short	1,620,907
Other	124,402
Total expenses	41,012,723
Expense reductions (Note 4)	(1,312)
Expenses waived/paid by affiliates (Note 3f)	(4,250)
Net expenses	41,007,161
Net investment income	66,294,977
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	202,475,244
Non-controlled affiliates (Note 11)	(5,570,256)
Written options	225,175
Foreign currency transactions	71,835,874
Futures contracts	17,524,913
Securities sold short	(2,994,857)
Net realized gain (loss)	283,496,093
Net change in unrealized appreciation (depreciation) on:
Investments	(492,330,783)
Translation of other assets and liabilities denominated in foreign currencies	(29,121,862)
Written options	(195,175)
Futures contracts	1,327,853
Net change in unrealized appreciation (depreciation)	(520,319,967)
Net realized and unrealized gain (loss)	(236,823,874)
Net increase (decrease) in net assets resulting from operations	$(170,528,897)

28 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$66,294,977	$129,035,674
Net realized gain (loss)	283,496,093	342,705,241
Net change in unrealized appreciation (depreciation)	(520,319,967)	(193,622,551)
Net increase (decrease) in net assets resulting from operations	(170,528,897)	278,118,364
Distributions to shareholders from:
Net investment income:
Class Z	(58,009,414)	(108,365,306)
Class A	(21,453,939)	(39,939,800)
Class C	(3,841,292)	(9,494,293)
Class R	(47,012)	(76,629)
Class R6	(1,193,201)	(2,007,139)
Net realized gains:
Class Z	(192,557,510)	(124,181,438)
Class A	(81,200,001)	(49,595,284)
Class C	(23,270,842)	(14,636,661)
Class R	(194,535)	(101,248)
Class R6	(3,774,972)	(2,255,117)
Total distributions to shareholders	(385,542,718)	(350,652,915)
Capital share transactions: (Note 2)
Class Z	767,996	(53,559,902)
Class A	68,017,445	(28,560,400)
Class C	7,516,255	(9,697,118)
Class R	458,707	342,556
Class R6	4,982,646	51,675,095
Total capital share transactions	81,743,049	(39,799,769)
Net increase (decrease) in net assets	(474,328,566)	(112,334,320)
Net assets:
Beginning of year	4,250,580,089	4,362,914,409
End of year	$3,776,251,523	$4,250,580,089
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(3,797,460)	$8,140,663

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 29

FRANKLIN MUTUAL BEACON FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the

30 Annual Report

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS

nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit

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Annual Report

31

FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2015, the Fund had OTC derivatives in a net liability position of $373,259 and the aggregate value of collateral pledged for such contracts was $319,974.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2015, the Fund received $6,507,593 in United Kingdom Treasury Bonds and U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At December 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/ or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At December 31, 2015, the Fund had no securities sold short.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement.

The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $1,876,063 from Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain

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1. Organization and Significant Accounting

Policies (continued)

h. Income and Deferred Taxes (continued)

tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended December 31,
		2015			2014
	Shares		Amount	Shares		Amount
Class Z Shares:
Shares sold	6,184,343	$103,977,966		5,229,939		$91,015,375
Shares issued in reinvestment of distributions	16,350,016		235,028,910	12,979,886		218,311,381
Shares redeemed	(20,624,311)		(338,238,880)	(21,017,382)		(362,886,658)
Net increase (decrease)	1,910,048		$767,996	(2,807,557)		$(53,559,902)

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			Year Ended December 31,
		2015			2014
	Shares		Amount	Shares		Amount

Class A Shares:
Shares sold	9,371,751	$155,165,698		4,739,908		$81,387,282
Shares issued in reinvestment of distributions	7,035,175		100,397,421	5,201,776		86,929,792
Shares redeemed	(11,467,151)		(187,545,674)	(11,413,516)		(196,877,474)
Net increase (decrease)	4,939,775		$68,017,445	(1,471,832)		$(28,560,400)

Class C Shares:
Shares sold	1,843,908		$30,482,924	970,010		$16,571,387
Shares issued in reinvestment of distributions	1,808,301		25,661,223	1,364,458		22,656,149
Shares redeemed	(3,024,983)		(48,627,892)	(2,863,231)		(48,924,654)
Net increase (decrease)	627,226		$7,516,255	(528,763)		$(9,697,118)

Class R Shares:
Shares sold	32,967		$537,011	23,067		$398,900
Shares issued in reinvestment of distributions	17,101		241,547	10,739		177,877
Shares redeemed	(20,923)		(319,851)	(13,549)		(234,221)
Net increase (decrease)	29,145		$458,707	20,257		$342,556

Class R6 Shares:
Shares sold	757,819		$11,893,414	3,331,155		$56,277,297
Shares issued in reinvestment of distributions	5,769		82,858	—		—
Shares redeemed	(415,071)		(6,993,626)	(264,245)		(4,602,202)
Net increase (decrease)	348,517		$4,982,646	3,066,910		$51,675,095

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund. The sub-advisory fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Effective July 31, 2015, the subadvisory agreement was terminated for the Fund.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$277,427
CDSC retained	$6,222

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2015, the Fund paid transfer agent fees of $3,951,717, of which $1,643,950 was retained by Investor Services.

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f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year
Non-Controlled Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	—	25,750,000	(25,750,000)	—	$ —	$ —	$ —	—%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016. There were no Class R6 transfer agent fees waived during the year ended December 31, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2015	$223,091
[b]Increase in projected benefit obligation	$12,214
Benefit payments made to retired trustees	$(3,789)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$84,544,858	$159,883,206
Long term capital gain	300,997,860	190,769,709
	$385,542,718	$350,652,915

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6. Income Taxes (continued)

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,397,505,649
Unrealized appreciation	$761,692,435
Unrealized depreciation	(407,734,422)
Net unrealized appreciation (depreciation)	$353,958,013
Undistributed ordinary income	$375,103
Undistributed long term capital gains	40,495,572
Distributable earnings	$40,870,675

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2015, aggregated $1,422,875,028 and $1,511,941,297, respectively.

Transactions in options written during the year ended December 31, 2015, were as follows:

Number of
	Contracts	Premiums
Options outstanding at December 31, 2014	2,000	$225,175
Options written	—	—
Options expired	(2,000)	(225,175)
Options exercised	—	—
Options closed	—	—
Options outstanding at December 31, 2015	—	$—

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $73,119,315, representing 1.94% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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At December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/		Acquisition
Shares	Issuer	Dates	Cost	Value
10,848	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$10,848	$—
15,831,950	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
19,805,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	29,269
22,836,904	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	18,692,218	12,328,845
5,455	PMG LLC	3/22/04	381,819	213,055
	Total Restricted Securities (Value is 0.33% of Net Assets)		$20,975,149	$12,571,169

10. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$4,148,654	[a]
	Unrealized appreciation on	20,373,688		Unrealized depreciation on	$4,995,015
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Totals		$24,522,342			$4,995,015

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of Operations	Gain (Loss)		Statement of Operations	(Depreciation)
Hedging Instruments	Locations	for the Year		Locations	for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation)
				on:
Foreign exchange contracts	Foreign currency	$72,754,959	[a]	Translation of other assets	$(28,933,016)[a]
	transactions			and liabilities
				denominated in foreign
				currencies
	Futures contracts	17,524,913		Futures contracts	1,327,853
Equity contracts	Written options	225,175		Written options	(195,175)
Totals		$90,505,047			$(27,800,338)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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10. Other Derivative Information (continued)

For the year ended December 31, 2015, the average month end fair value of derivatives represented 0.85% of average month end net assets. The average month end number of open derivative contracts for the year was 175.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Controlled Affiliates[a]
PMG LLC	5,455	—	—	5,455	$213,055	$—	$—
Non-Controlled Affiliates
CB FIM Coinvestors LLC	15,831,950	—	—	15,831,950	$—	$—	$—
Polaris Consulting and
Services Ltd./India	6,669,381	—	(6,669,381)	—	—	487,763	1,313,642
Tronox Ltd., A	2,187,603	4,349,644	(568,567)	5,968,680	23,337,539	3,344,952	(6,883,898)
Total Non-Controlled Affiliates					23,337,539	3,832,715	(5,570,256)
Total Affiliated Securities (Value is 0.62% of Net Assets)					$23,550,594	$3,832,715	$(5,570,256)

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$12,358,114		$12,358,114
Metals & Mining	33,630,103	—	213,055		33,843,158
All Other Equity Investments[b]	3,479,695,771	—	—[c]		3,479,695,771
Corporate Notes and Senior Floating Rate Interests	—	30,701,809	—		30,701,809
Corporate Bonds, Notes and Senior Floating Rate Interests in
Reorganization	—	73,107,640	11,675	[c]	73,119,315
Companies in Liquidation	193,075	9,188,972	—[c]		9,382,047
Municipal Bonds	—	12,395,145	—		12,395,145
Short Term Investments	91,768,303	8,200,000	—		99,968,303
Total Investments in Securities	$3,605,287,252	$133,593,566	$12,582,844		$3,751,463,662
Other Financial Instruments
Futures Contracts	$4,148,654	$—	$—		$4,148,654
Forward Exchange Contracts	—	20,373,688	—		20,373,688
Total Other Financial Instruments	$4,148,654	$20,373,688	$—		$24,522,342

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$4,995,015	$—		$4,995,015

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at December 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	USD	United States Dollar	GO	General Obligation
DBFX	Deutsche Bank AG			PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL BEACON FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Beacon Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Beacon Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Beacon Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $300,997,860 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 56.24% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $82,370,451 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $6,153,993 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2015.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	41	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (2014-present), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
				company) (2010-present), United
				Natural Foods, Inc. (distributor of
				natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010) and SLM Corporation
				(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Trustee since	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	and Vice	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway	Chairman	Chairman since		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789	of the	April 2015		(1999-2015).
	Board
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putnam Lovell NBF.

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Independent Board Members (continued)

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since		41	Emeritus Corporation (assisted living)
One Franklin Parkway		April 2015			(1999-2010) and OSI Pharmaceuticals,
San Mateo, CA 94403-1906					Inc. (pharmaceutical products)
					(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship;
and formerly, President, Economic Club of New York (2001-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and
Editor, CBS Network News.

Robert E. Wade (1946)	Trustee	Trustee since		41	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	and	1993	and		(2003-present).
101 John F. Kennedy Parkway	Chairman	Chairman
Short Hills, NJ 07078-2789	of the	of the Board
	Board	since 2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since		17	None
One Franklin Parkway		April 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	164	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President,	since 2007,		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	and Chief	President, and		(2010-2011).
Short Hills, NJ 07078-2702	Executive	Chief Executive
	Officer –	Officer –
	Investment	Investment
	Management	Management
since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway	President
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Secretary	Secretary	Not Applicable	Not Applicable
One Franklin Parkway	and Vice	since 2005 and
San Mateo, CA 94403-1906	President	Vice President
since 2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President –
St. Petersburg, FL 33716-1205	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief
Fort Lauderdale, FL 33301-1923	Financial
Officer
and Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
December 31, 2015

Franklin Mutual European Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Franklin Mutual European Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and Statement of Investments	15
Financial Statements	25
Notes to Financial Statements	29
Report of Independent Registered
Public Accounting Firm	42
Tax Information	43
Board Members and Officers	44
Shareholder Information	49

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Mutual European Fund

This annual report for Franklin Mutual European Fund covers the fiscal year ended December 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that we believe are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

Performance Overview

The Fund’s Class Z shares delivered a +0.82% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets, had a +4.91% total return in local currency terms.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The European economy expanded moderately during the 12 months under review. As measured by the MSCI Europe Index in euro and local currency terms, European equities generally rose in 2015 despite experiencing volatility, particularly in the second half of the year. The European Central Bank (ECB) initiated a significant bond-buying program in January, and eurozone economic data published during the period showed broad-based improvements such as a decrease in the number of unemployed and a small decline in the unemployment rate. Manufacturing data were generally positive, and the ECB’s quarterly bank lending surveys were also upbeat as credit conditions generally eased, particularly for businesses, and loan demand rose.

The eurozone also generally benefited from lower oil prices, a weaker euro that boosted exports, and expectations of further ECB stimulus. Slower first-quarter growth in Germany, largely due to weak exports, picked up in subsequent quarters, and growth in the U.K. remained healthy, albeit slowing. Economic expansion in France, led by higher consumer spending and

1. Source: Morningstar.
The unmanaged index is calculated in local currency and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 20.

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business investment, also contributed to regional recovery. Although the eurozone’s annual inflation rate declined early in 2015, it rose slightly during the remainder of the year.

In January, investors responded favorably to the ECB’s efforts meant to build economic momentum and boost inflation. Following market volatility in August, ECB President Mario Draghi stated that the central bank would take further action, if needed, to support the eurozone economy. Seeking to boost slowing growth, in December the ECB maintained its benchmark interest rates but announced a reduction in its deposit rate and pushed out the end date of its bond-buying program to March 2017. The moves disappointed investors, but the ECB indicated a willingness to act again if required.

Events in Greece caused volatility in European equity markets. The left-wing and anti-austerity Syriza party won Greece’s general election in January, and a July 5 referendum produced a vote against further austerity. However, Europe’s financial markets rose after negotiations produced a preliminary rescue deal and Greece’s parliament passed necessary austerity measures to secure a new bailout package. Volatility in August was driven by concerns about the potential impact of a slowdown in China’s economic growth, China’s stock market plunge, the devaluation of the yuan by the People’s Bank of China and declining commodity prices.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/15
% of Total
Net Assets
Insurance	18.3%
Banks	11.5%
Diversified Telecommunication Services	7.4%
Oil, Gas & Consumable Fuels	5.0%
Media	4.7%
Pharmaceuticals	4.0%
Specialty Retail	3.7%
Construction & Engineering	2.9%
Metals & Mining	2.8%
Communications Equipment	2.5%

Manager’s Discussion

During the 12 months under review, European stock markets made gains in local currency terms. The ECB, among several other central banks, became more accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and countries. To drive further growth, an increasing number of companies took advantage of low interest rates to finance deals. In this environment, we saw a number of opportunities.

We initiated a position in the U.K.-based pharmaceutical company GlaxoSmithKline in the second half of 2015. The company has missed expectations for many years and significantly underperformed its pharmaceutical industry peers. However, the drug company maintains a strong position in several important end markets and is working through a restructuring plan. In our view, continued market pessimism created an opportunity for us to buy the stock at an attractive valuation. We also initiated a position in the multinational communications and information technology company Nokia. In April, Nokia announced that it was in talks to purchase Alcatel-Lucent, a French global telecommunications equipment company. We view the potential merger as compelling. The combined company would become a much larger competitor and gain the benefits of scale in wireless access and 4G long-term evolution as well as routing and voice over Internet protocol. Overall, we view the strengths of Alcatel-Lucent as complementary to Nokia’s businesses and believe significant cost savings could be achieved.

Conversely, we exited a handful of positions during the year, including ING Groep. We sold our position in ING as the company has successfully completed the majority of its multi-year

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restructuring effort, which included spinning off its European insurance business, NN Group, and its U.S. insurance business, Voya. The company has also repaid the state aid it received from the government of the Netherlands during the financial crises. ING now has a sizable excess capital position and is able to resume dividend payments. We sold our shares in ING as the stock price reflected these positive developments and the market was paying a premium for financial stocks with strong capital positions and the potential for high dividend yields. In the first quarter of 2015, we sold our position in Marks and Spencer, the U.K.-based multinational retailer. The stock approached our sell target and we saw no new catalysts for further stock price appreciation.

Merger and acquisition (M&A) activity accelerated in the past 12 months, helping to support valuations. Deal volumes reached historical highs and regulators globally increased their scrutiny of potential negative effects of high concentration. Such an environment — active M&A combined with regulatory uncertainty, greater complexity and market volatility — may provide attractive investment opportunities. We seek to use a mixture of merger arbitrage positions and investments in one or both of the companies to participate in these opportunities. The traditional merger arbitrage positions are constructed solely to benefit from deal completion, while unhedged investments in one or both companies can allow the Fund to benefit from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we felt bankruptcies were limited, except in the energy and mining sectors. Increased stress in high yield markets, particularly in energy credit, has expanded the potential opportunity set for us. For non-energy firms, costs of issuing debt are climbing and these debt securities are starting to look attractive to us. Within energy, declining commodity prices increased financial pressures for a growing number of issuers. At year-end, a record level of crude oil inventories and insistence by Saudi Arabia that it will not reduce production provide little reason to expect a quick recovery in crude oil prices, implying to us an increased likelihood of new investment opportunities in energy sector debt.

Turning to Fund performance, top contributors included insurers Direct Line Insurance Group, Ageas and NN Group.

U.K.-based Direct Line Insurance Group achieved strong cash flow generation in 2015. Amid a bottoming price environment, the company focused on disciplined underwriting and lowering expenses. Such discipline resulted in a decline in new policies written and improved profitability as evidenced by the August release of better-than-expected first-half results showing earnings across all business segments exceeded expectations. The stock had also risen in May after the announcement of a special dividend to be paid following the sale of its international division, and the dividend was paid in July 2015.

Headquartered in Belgium, Ageas is a diversified insurer with operations in Europe and Asia. The company’s stock price rose in 2015 as Ageas improved its underlying insurance results while focusing on cash generation. The company disclosed a solid capital position under new eurozone capitalization guidelines for insurers, reassuring investors. In late August, Ageas announced the sale of its Hong Kong life insurance business at a valuation that, in our view, was quite favorable.

NN Group is a Dutch insurer spun out of ING Groep. The company followed through successfully on its efforts to reduce expenses and improve return on equity, a measure of the amount earned on a company’s common stock investment. Results for several quarters were positive, and the company stated in November that it had reached its expense savings target a year early but would continue to push for further efficiencies. The company also periodically repurchased shares from ING Groep to help meet ING’s goal to fully divest its insurance and investment management holdings by the end of 2016, as required under ING’s restructuring agreement with the European Commission.

During the period under review, some of the Fund’s investments that negatively affected performance were offshore energy services company DeepOcean Group Holding, cement products and services company LafargeHolcim and broadcaster Societe Television Francaise 1.

DeepOcean provides seabed mapping and subsea services, including installation, inspection, maintenance and repairs. The ongoing decline in crude oil prices during 2015 hindered the company as many oil exploration and production companies aggressively reduced capital investment plans.

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Top 10 Equity Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
NN Group NV	3.0%
Insurance, Netherlands
Direct Line Insurance Group PLC	2.7%
Insurance, U.K.
Ageas	2.6%
Insurance, Belgium
Vodafone Group PLC	2.5%
Wireless Telecommunication Services, U.K.
Koninklijke KPN NV	2.4%
Diversified Telecommunication Services, Netherlands
Deutsche Telekom AG	2.4%
Diversified Telecommunication Services, Germany
Enel SpA	2.4%
Electric Utilities, Italy
Novartis AG	2.4%
Pharmaceuticals, Switzerland
Metro AG	2.4%
Food & Staples Retailing, Germany
Accor SA	2.4%
Hotels, Restaurants & Leisure, France

Switzerland-based LafargeHolcim was created by the merger of Holcim and Lafarge in July 2015. Prior to the merger’s closing, each company lowered its guidance for 2015 earnings, which was followed by a November report of weaker-than-expected quarterly earnings and revenue due to slower economic growth in key emerging markets, particularly China and Brazil. Amid uncertainty in emerging markets, the company experienced selling price pressure as well as cost inflation that hindered earnings. LarfargeHolcim’s stock price decline was mitigated as investors reacted favorably to some announcements in November, including a proposed 2015 dividend increase, new targets for cumulative free cash flow and an asset sale. In its December 2015 capital markets presentation, the company also highlighted its focus on generating and returning cash to shareholders, reinforcing our belief that the market has underestimated company management’s focus on cash, costs and return on invested capital.

Societe Television Francaise 1 is a French broadcasting and communication services company. A weak advertising environment and shrinking audience share for the company’s TF1 channel hurt the stock price. In July, Television Francaise 1 sold its remaining stake in Eurosport to Discovery Communications in exchange for cash and the minority stakes of three French pay-TV stations that Television Francaise 1 had sold to Discovery Communications in 2012. Eurosport accounted for nearly 11% of net income for Television Francaise 1, but the sports network was also a non-core asset approaching a period of increased costs. Shares of Television Francaise 1 and other private broadcasters also retreated in September after the French Foreign Minister proposed lifting an advertising ban on public channels. Instead, the government increased the television license fee and a telecommunication operator tax. Although maintaining the ban was positive for private broadcasters, the serious consideration to remove it raised investors’ concerns about potential regulatory risks.

During the year, the Fund held currency forwards and futures to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance during the period, and currency futures had a negligible impact.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders. Thank you for your continued participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL EUROPEAN FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Philippe Brugere-Trelat has been co-portfolio manager for Franklin Mutual European Fund since 2010 and portfolio manager since 2005. He also has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Katrina Dudley has been co-portfolio manager for Franklin Mutual European Fund since 2010 and was assistant portfolio manager since 2007. She follows industrial companies including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as health care services companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

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FRANKLIN MUTUAL EUROPEAN FUND

Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	12/31/15		12/31/14		Change
Z (MEURX)	$19.48		$20.86	-$	1.38
A (TEMIX)	$18.95		$20.33	-$	1.38
C (TEURX)	$18.97		$20.37	-$	1.40
R (n/a)	$18.62		$20.04	-$	1.42
R6 (FMEUX)	$19.47		$20.85	-$	1.38

Distributions[1] (1/1/15–12/31/15)

	Dividend	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain		Total
Z	$0.4559	$0.0975	$0.9761		$1.5295
A	$0.4020	$0.0975	$0.9761		$1.4756
C	$0.2681	$0.0975	$0.9761		$1.3417
R	$0.3898	$0.0975	$0.9761		$1.4634
R6	$0.4874	$0.0975	$0.9761		$1.5610

See page 12 for Performance Summary footnotes.

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FRANKLIN MUTUAL EUROPEAN FUND
PERFORMANCE SUMMARY

Performance as of 12/31/15

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[2]	Total Return[3]	Investment[4]	Operating Expenses[5]
Z				1.04%
1-Year	+0.82%	+0.82%	$10,082
5-Year	+32.77%	+5.83%	$13,277
10-Year	+78.64%	+5.97%	$17,864
A				1.34%
1-Year	+0.57%	-5.21%	$9,479
5-Year	+30.87%	+4.29%	$12,337
10-Year	+73.58%	+5.05%	$16,360
C				2.04%
1-Year	-0.16%	-1.09%	$9,891
5-Year	+26.36%	+4.79%	$12,636
10-Year	+61.83%	+4.93%	$16,183
R				1.54%
1-Year	+0.37%	+0.37%	$10,037
5-Year	+29.57%	+5.32%	$12,957
Since Inception (10/30/09)	+45.88%	+6.31%	$14,588
R6				0.89%
1-Year	+0.98%	+0.98%	$10,098
Since Inception (5/1/13)	+15.49%	+5.55%	$11,549

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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FRANKLIN MUTUAL EUROPEAN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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See page 12 for Performance Summary footnotes.

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FRANKLIN MUTUAL EUROPEAN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a discussion of the main investment risks.

Class Z: Class C: Class R: Class R6:

Shares are available to certain eligible investors as described in the prospectus.

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: Morningstar. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance of developed markets in Europe.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN MUTUAL EUROPEAN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
Z
Actual	$1,000	$951.60	$5.17
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35
A
Actual	$1,000	$950.60	$6.44
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.67
C
Actual	$1,000	$947.30	$10.06
Hypothetical (5% return before expenses)	$1,000	$1,014.87	$10.41
R
Actual	$1,000	$949.60	$7.62
Hypothetical (5% return before expenses)	$1,000	$1,017.39	$7.88
R6
Actual	$1,000	$952.70	$4.38
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.05%; A: 1.31%; C: 2.05%; R: 1.55%; and R6: 0.89%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended December 31,
	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.86	$24.76	$21.13	$18.95	$21.47
Income from investment operations[a]:
Net investment income[b]	0.42	0.73 [c]	0.49	0.44	0.50
Net realized and unrealized gains (losses)	(0.27)	(1.73)	5.12	2.89	(2.25)
Total from investment operations	0.15	(1.00)	5.61	3.33	(1.75)
Less distributions from:
Net investment income	(0.46)	(0.67)	(0.46)	(0.68)	(0.77)
Net realized gains	(1.07)	(2.23)	(1.52)	(0.47)	—
Total distributions	(1.53)	(2.90)	(1.98)	(1.15)	(0.77)
Net asset value, end of year	$19.48	$20.86	$24.76	$21.13	$18.95

Total return	0.82%	(4.00)%	26.68%	17.73%	(8.01)%

Ratios to average net assets
Expenses[d]	1.05%	1.04%[e]	1.07%[e]	1.13%	1.11%
Expenses incurred in connection with securities sold short	—%[f]	0.01%	—%[f]	—%	—%
Net investment income	1.93%	2.93%[c]	2.04%	2.16%	2.43%

Supplemental data
Net assets, end of year (000’s)	$1,355,780	$1,128,769	$1,399,294	$1,101,659	$964,069
Portfolio turnover rate	32.59%	54.05%	39.05%	41.69%	32.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.
dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
eBenefit of expense reduction rounds to less than 0.01%.
fRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.33	$24.21	$20.71	$18.59	$21.06
Income from investment operations[a]:
Net investment income[b]	0.35	0.61 [c]	0.42	0.37	0.44
Net realized and unrealized gains (losses)	(0.26)	(1.66)	4.99	2.84	(2.20)
Total from investment operations	0.09	(1.05)	5.41	3.21	(1.76)
Less distributions from:
Net investment income	(0.40)	(0.60)	(0.39)	(0.62)	(0.71)
Net realized gains	(1.07)	(2.23)	(1.52)	(0.47)	—
Total distributions	(1.47)	(2.83)	(1.91)	(1.09)	(0.71)
Net asset value, end of year	$18.95	$20.33	$24.21	$20.71	$18.59

Total return[d]	0.57%	(4.31)%	26.30%	17.37%	(8.27)%

Ratios to average net assets
Expenses[e]	1.33%	1.34%[f]	1.37%[f]	1.43%	1.41%
Expenses incurred in connection with securities sold short	—%[g]	0.01%	—%[g]	—%	—%
Net investment income	1.65%	2.63%[c]	1.74%	1.86%	2.13%

Supplemental data
Net assets, end of year (000’s)	$1,033,307	$843,836	$839,655	$653,435	$593,825
Portfolio turnover rate	32.59%	54.05%	39.05%	41.69%	32.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.37	$24.25	$20.79	$18.66	$21.10
Income from investment operations[a]:
Net investment income[b]	0.19	0.43 [c]	0.24	0.24	0.31
Net realized and unrealized gains (losses)	(0.25)	(1.64)	5.02	2.83	(2.20)
Total from investment operations	(0.06)	(1.21)	5.26	3.07	(1.89)
Less distributions from:
Net investment income	(0.27)	(0.44)	(0.28)	(0.47)	(0.55)
Net realized gains	(1.07)	(2.23)	(1.52)	(0.47)	—
Total distributions	(1.34)	(2.67)	(1.80)	(0.94)	(0.55)
Net asset value, end of year	$18.97	$20.37	$24.25	$20.79	$18.66

Total return[d]	(0.16)%	(4.97)%	25.44%	16.54%	(8.90)%

Ratios to average net assets
Expenses[e]	2.05%	2.04%[f]	2.07%[f]	2.13%	2.11%
Expenses incurred in connection with securities sold short	—%[g]	0.01%	—%[g]	—%	—%
Net investment income	0.93%	1.93%[c]	1.04%	1.16%	1.43%

Supplemental data
Net assets, end of year (000’s)	$291,752	$216,258	$198,491	$122,438	$127,012
Portfolio turnover rate	32.59%	54.05%	39.05%	41.69%	32.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.04	$23.95	$20.55	$18.47	$21.00
Income from investment operations[a]:
Net investment income[b]	0.27	0.41 [c]	0.31	0.33	0.16
Net realized and unrealized gains (losses)	(0.23)	(1.49)	5.02	2.81	(1.97)
Total from investment operations	0.04	(1.08)	5.33	3.14	(1.81)
Less distributions from:
Net investment income	(0.39)	(0.60)	(0.41)	(0.59)	(0.72)
Net realized gains	(1.07)	(2.23)	(1.52)	(0.47)	—
Total distributions	(1.46)	(2.83)	(1.93)	(1.06)	(0.72)
Net asset value, end of year	$18.62	$20.04	$23.95	$20.55	$18.47

Total return	0.37%	(4.52)%	26.05%	17.16%	(8.45)%

Ratios to average net assets
Expenses[d]	1.55%	1.54%[e]	1.57%[e]	1.63%	1.61%
Expenses incurred in connection with securities sold short	—%[f]	0.01%	—%[f]	—%	—%
Net investment income	1.43%	2.43%[c]	1.54%	1.66%	1.93%

Supplemental data
Net assets, end of year (000’s)	$997	$421	$133	$46	$31
Portfolio turnover rate	32.59%	54.05%	39.05%	41.69%	32.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.
dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
eBenefit of expense reduction rounds to less than 0.01%.
fRounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL H IGHLIGHTS

	Year Ended December 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.85	$24.75	$22.54
Income from investment operations[b]:
Net investment income[c]	0.46	0.75 [d]	0.28
Net realized and unrealized gains (losses)	(0.28)	(1.71)	3.95
Total from investment operations	0.18	(0.96)	4.23
Less distributions from:
Net investment income	(0.49)	(0.71)	(0.50)
Net realized gains	(1.07)	(2.23)	(1.52)
Total distributions	(1.56)	(2.94)	(2.02)
Net asset value, end of year	$19.47	$20.85	$24.75

Total return[e]	0.98%	(3.88)%	18.99%

Ratios to average net assets[f]
Expenses[g]	0.89%	0.89%[h]	0.90%[h]
Expenses incurred in connection with securities sold short	—%[i]	0.01%	—%[i]
Net investment income	2.09%	3.08%[d]	2.21%

Supplemental data
Net assets, end of year (000’s)	$373,904	$334,396	$317,690
Portfolio turnover rate	32.59%	54.05%	39.05%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND

Statement of Investments, December 31, 2015
	Country	Shares	Value
Common Stocks 91.3%
Air Freight & Logistics 2.0%
Deutsche Post AG	Germany	2,182,340	$61,528,061
Auto Components 1.6%
Cie Generale des Etablissements Michelin, B	France	515,350	49,206,326
Banks 11.5%
Barclays PLC	United Kingdom	14,226,562	45,901,665
BNP Paribas SA	France	1,059,470	60,108,858
[a]Commerzbank AG	Germany	3,869,928	40,237,905
HSBC Holdings PLC	United Kingdom	5,156,850	40,756,233
[a]Royal Bank of Scotland Group PLC	United Kingdom	9,206,016	40,979,004
Societe Generale SA	France	1,426,820	65,978,528
UniCredit SpA	Italy	10,178,557	56,774,909
			350,737,102
Beverages 0.6%
SABMiller PLC	United Kingdom	287,320	17,234,141
Capital Markets 1.7%
UBS Group AG	Switzerland	2,716,984	52,929,668
Chemicals 2.2%
Arkema SA	France	864,355	60,643,913
[a,b]Covestro AG, 144A	Germany	184,155	6,728,291
			67,372,204
Commercial Services & Supplies 1.1%
G4S PLC	United Kingdom	10,283,548	34,180,016
Communications Equipment 2.5%
Nokia Corp., ADR	Finland	5,416,684	38,025,122
Nokia OYJ, A	Finland	5,254,934	37,645,394
			75,670,516
Construction & Engineering 2.9%
[a]Balfour Beatty PLC	United Kingdom	12,287,260	48,935,398
FLSmidth & Co. AS	Denmark	1,157,049	40,429,164
			89,364,562
Construction Materials 1.8%
[a]LafargeHolcim Ltd., B	Switzerland	1,069,771	53,702,077
Diversified Financial Services 0.1%
Oslo Bors VPS Holding ASA	Norway	340,000	3,364,395
Diversified Telecommunication Services 7.4%
Deutsche Telekom AG	Germany	4,071,986	73,823,120
[a]Euskaltel SA	Spain	3,553,732	44,701,595
Hellenic Telecommunications Organization SA	Greece	3,354,681	33,670,765
Koninklijke KPN NV	Netherlands	19,594,565	74,325,809
			226,521,289
Electric Utilities 2.4%
Enel SpA	Italy	17,391,006	73,523,694
Energy Equipment & Services 0.2%
[a,c]DeepOcean Group Holding BV	Netherlands	915,467	5,492,802
Food & Staples Retailing 2.4%
Metro AG	Germany	2,253,361	72,354,407

20 Annual Report

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FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT O F INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 2.4%
Accor SA	France	1,660,611	$72,162,566
Industrial Conglomerates 2.3%
Koninklijke Philips NV	Netherlands	2,795,546	71,543,752
Insurance 18.3%
Ageas	Belgium	1,719,689	79,950,920
Assicurazioni Generali SpA	Italy	3,652,907	67,138,055
Direct Line Insurance Group PLC	United Kingdom	13,726,245	82,444,576
Lancashire Holdings Ltd	United Kingdom	3,635,463	33,651,320
NN Group NV	Netherlands	2,620,354	92,649,002
RSA Insurance Group PLC	United Kingdom	10,023,189	63,009,740
[a]Storebrand ASA	Norway	7,001,292	27,672,308
UNIQA Insurance Group AG	Austria	5,362,759	43,835,359
XL Group PLC	Ireland	1,794,560	70,310,861
			560,662,141
Machinery 1.5%
CNH Industrial NV	United Kingdom	2,999,447	20,656,667
CNH Industrial NV, special voting	United Kingdom	833,461	5,739,900
[a]Vossloh AG	Germany	293,290	18,962,254
			45,358,821
Marine 1.9%
A.P. Moeller-Maersk AS, B	Denmark	43,810	57,245,254
Media 4.7%
[a]Liberty Global PLC, C	United Kingdom	1,678,216	68,420,866
Relx PLC	United Kingdom	2,683,818	47,351,086
Societe Television Francaise 1	France	2,437,601	27,140,402
			142,912,354
Metals & Mining 2.8%
ThyssenKrupp AG	Germany	2,356,505	46,945,879
Voestalpine AG	Austria	1,260,959	38,824,620
			85,770,499
Oil, Gas & Consumable Fuels 5.0%
BG Group PLC	United Kingdom	3,385,143	49,146,883
BP PLC	United Kingdom	8,930,241	46,596,057
[a]Cairn Energy PLC	United Kingdom	12,858,240	29,887,938
Royal Dutch Shell PLC, A	United Kingdom	1,215,969	27,863,253
			153,494,131
Pharmaceuticals 4.0%
GlaxoSmithKline PLC	United Kingdom	2,372,367	48,010,380
Novartis AG	Switzerland	846,994	73,372,334
			121,382,714
Road & Rail 0.7%
[d,e]Euro Wagon LP	Jersey Islands	16,127,149	20,683,866
Specialty Retail 3.7%
[a]Dufry AG	Switzerland	345,245	41,346,707
Hornbach Holding AG & Co. KGaA	Germany	144,613	9,621,509
Kingfisher PLC	United Kingdom	12,840,634	62,362,658
			113,330,874

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21

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT O F INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 0.3%
Wincor Nixdorf AG	Germany	191,959	$9,669,905
Trading Companies & Distributors 0.9%
Kloeckner & Co. SE	Germany	3,031,653	26,493,255
Wireless Telecommunication Services 2.4%
Vodafone Group PLC	United Kingdom	23,038,468	75,046,181
Total Common Stocks (Cost $2,917,741,670)			2,788,937,573
Preferred Stocks 2.6%
Auto Components 0.6%
[a]Schaeffler AG, pfd	Germany	992,820	17,524,824
Automobiles 2.0%
Volkswagen AG, pfd	Germany	422,568	61,393,188
Total Preferred Stocks (Cost $81,060,425)			78,918,012
Total Investments before Short Term Investments
(Cost $2,998,802,095)			2,867,855,585

		Principal
		Amount
Short Term Investments (Cost $112,732,463) 3.6%
U.S. Government and Agency Securities 3.6%
[f]U.S. Treasury Bill, 1/21/16 - 5/26/16	United States	$112,800,000	112,732,160
Total Investments (Cost $3,111,534,558) 97.5%			2,980,587,745
Other Assets, less Liabilities 2.5%			75,153,074
Net Assets 100.0%			$3,055,740,819

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2015, the value of this security was $6,728,291, representing 0.22% of net assets.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days.
dSee Note 9 regarding restricted securities.
eSee Note 11 regarding holdings of 5% voting securities.
fThe security is traded on a discount basis with no stated coupon rate.

22 Annual Report

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FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT O F INVESTMENTS

At December 31, 2015, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	82	$10,282,800	3/14/16	$134,240	$—
EUR/USD		Short	3,635	494,632,625	3/14/16	246,914	—
GBP/USD		Short	2,019	185,924,663	3/14/16	4,793,678	—
Total Futures Contracts						$5,174,832	$—
Net unrealized appreciation (depreciation)						$5,174,832

At December 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	5,876,994	$6,483,423	1/06/16	$—	$(98,571)
Euro	BANT	Sell	26,033,059	28,891,489	1/06/16	608,791	—
Euro	BONY	Buy	5,335,051	5,885,627	1/06/16	—	(89,549)
Euro	BONY	Sell	57,780,776	63,197,724	1/06/16	423,840	—
Euro	DBFX	Buy	7,055,348	7,784,772	1/06/16	—	(119,739)
Euro	DBFX	Sell	169,226	188,018	1/06/16	4,168	—
Euro	FBCO	Buy	5,876,995	6,486,533	1/06/16	—	(101,680)
Euro	HSBC	Buy	4,698,743	5,171,892	1/06/16	—	(67,109)
Euro	SSBT	Buy	4,698,744	5,171,837	1/06/16	—	(67,053)
Euro	SSBT	Sell	60,091,123	65,822,977	1/06/16	539,099	—
Euro	BANT	Buy	7,202,045	7,869,094	1/20/16	—	(41,917)
Euro	BANT	Sell	30,347,232	33,907,218	1/20/16	925,871	—
Euro	BBU	Sell	1,148,740	1,257,307	1/20/16	8,858	—
Euro	BONY	Buy	1,816,848	1,980,575	1/20/16	—	(6,026)
Euro	BONY	Sell	648,104	709,427	1/20/16	5,068	—
Euro	DBFX	Buy	13,529,254	14,799,713	1/20/16	644	(96,775)
Euro	DBFX	Sell	1,013,367	1,132,706	1/20/16	31,380	—
Euro	FBCO	Buy	7,202,027	7,867,002	1/20/16	—	(39,846)
Euro	FBCO	Sell	61,594,587	67,481,988	1/20/16	541,043	—
Euro	HSBC	Buy	8,080,671	8,831,255	1/20/16	—	(49,188)
Euro	HSBC	Sell	54,084,611	59,220,009	1/20/16	440,898	—
Euro	SSBT	Buy	11,817,318	12,959,827	1/20/16	—	(116,776)
Euro	SSBT	Sell	14,004,389	15,824,143	1/20/16	604,185	—
British Pound	BANT	Buy	47,283	71,519	1/21/16	—	(1,822)
British Pound	BANT	Sell	40,869,005	63,774,702	1/21/16	3,532,405	—
British Pound	BONY	Sell	289,599	445,408	1/21/16	18,529	—
British Pound	DBFX	Buy	853,627	1,316,190	1/21/16	—	(57,915)
British Pound	FBCO	Buy	5,236,132	8,254,574	1/21/16	—	(536,338)
British Pound	FBCO	Sell	401,261	615,608	1/21/16	24,136	—
British Pound	SSBT	Buy	7,893	11,931	1/21/16	—	(296)
British Pound	SSBT	Sell	38,795,630	60,513,618	1/21/16	3,327,545	—
British Pound	BANT	Buy	4,517,102	6,982,641	2/19/16	—	(324,026)
British Pound	BANT	Sell	21,822,065	33,261,498	2/19/16	1,093,813	—
British Pound	BBU	Buy	2,982,901	4,591,474	2/19/16	—	(194,410)
British Pound	BBU	Sell	581,708	882,783	2/19/16	25,293	—
British Pound	DBFX	Buy	1,221,418	1,849,246	2/19/16	—	(48,767)
British Pound	DBFX	Sell	43,239,809	67,353,049	2/19/16	3,613,685	—
British Pound	FBCO	Buy	13,815,174	21,419,570	2/19/16	—	(1,054,762)
British Pound	FBCO	Sell	47,341,151	73,723,153	2/19/16	3,938,044	—
British Pound	HSBC	Buy	9,892,123	15,517,048	2/19/16	—	(935,170)
British Pound	SSBT	Buy	9,178,274	14,285,099	2/19/16	—	(755,498)
British Pound	SSBT	Sell	631,728	954,086	2/19/16	22,863	—
Euro	BANT	Sell	80,475,441	90,837,553	2/22/16	3,302,919	—

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23

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT O F INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BBU	Sell	748,207	$844,469	2/22/16	$30,630	$—
Euro	BONY	Sell	1,046,116	1,186,306	2/22/16	48,426	—
Euro	DBFX	Sell	11,745,953	13,229,386	2/22/16	453,094	—
Euro	FBCO	Sell	11,029,062	12,469,947	2/22/16	473,431	—
Euro	HSBC	Sell	89,793,352	101,266,872	2/22/16	3,596,972	—
Euro	SSBT	Sell	14,250,329	16,093,405	2/22/16	593,057	—
Euro	DBFX	Sell	58,077,148	66,517,500	4/01/16	3,278,091	—
Euro	FBCO	Sell	2,516,754	2,713,773	4/01/16	—	(26,686)
Euro	SSBT	Sell	58,077,147	66,516,918	4/01/16	3,277,510	—
Euro	BANT	Sell	53,468,539	61,293,330	4/18/16	3,039,745	—
Euro	BONY	Sell	2,241,505	2,486,165	4/18/16	44,062	—
Euro	DBFX	Sell	5,866,807	6,514,193	4/18/16	122,349	—
Euro	FBCO	Sell	4,483,009	4,967,062	4/18/16	82,856	—
Euro	HSBC	Sell	59,976,164	68,474,138	4/18/16	3,130,542	—
Euro	SSBT	Sell	10,571,891	11,707,038	4/18/16	189,039	—
British Pound	BANT	Sell	40,407,815	62,310,777	4/22/16	2,736,272	—
British Pound	DBFX	Sell	1,492,421	2,222,491	4/22/16	22,168	—
British Pound	HSBC	Sell	29,019,928	44,827,082	4/22/16	2,042,095	—
Euro	BANT	Sell	32,082,052	34,965,526	5/04/16	9,908	(15,876)
Euro	FBCO	Sell	2,975,904	3,214,572	5/04/16	—	(29,354)
Euro	HSBC	Sell	1,098,664	1,165,430	5/04/16	—	(32,184)
Euro	SSBT	Sell	126,956,194	136,563,506	5/04/16	9,275	(1,836,165)
Swiss Franc	BANT	Buy	2,169,035	2,186,134	5/12/16	6,614	(14,687)
Swiss Franc	BANT	Sell	20,733,077	20,786,602	5/12/16	—	(32,751)
Swiss Franc	BONY	Buy	3,829,668	3,821,002	5/12/16	32,124	(7,521)
Swiss Franc	DBFX	Buy	1,212,720	1,203,333	5/12/16	14,433	—
Swiss Franc	FBCO	Buy	2,085,436	2,085,967	5/12/16	24,332	(16,185)
Swiss Franc	HSBC	Buy	2,476,005	2,456,873	5/12/16	38,017	(8,582)
Swiss Franc	HSBC	Sell	589,400	595,400	5/12/16	3,547	—
Swiss Franc	SSBT	Buy	4,206,908	4,217,347	5/12/16	14,767	(7,699)
Euro	BANT	Sell	72,599,673	77,938,103	5/18/16	—	(1,236,531)
Euro	DBFX	Sell	21,395,850	22,796,951	5/18/16	—	(536,605)
Euro	FBCO	Sell	85,848,047	92,034,387	5/18/16	—	(1,588,454)
Euro	HSBC	Sell	6,773,164	7,222,707	5/18/16	—	(163,865)
Euro	SSBT	Sell	3,408,770	3,633,241	5/18/16	—	(84,243)
British Pound	BANT	Sell	954,252	1,415,585	5/23/16	8,487	—
British Pound	BONY	Sell	1,807,204	2,700,649	5/23/16	35,827	—
British Pound	FBCO	Sell	39,438,882	60,421,945	5/23/16	2,267,117	—
British Pound	HSBC	Sell	25,268,893	38,674,546	5/23/16	1,414,157	—
Norwegian Krone	BANT	Sell	250,556,871	29,072,319	5/23/16	756,649	—
Norwegian Krone	BONY	Buy	689,513	79,672	5/23/16	—	(1,750)
Norwegian Krone	DBFX	Buy	8,395,150	970,829	5/23/16	—	(22,086)
Norwegian Krone	DBFX	Sell	8,904,520	1,033,519	5/23/16	27,211	—
Norwegian Krone	SSBT	Sell	20,928,442	2,401,966	5/23/16	36,823	—
Total Forward Exchange Contracts						$50,892,704	$(10,464,457)
Net unrealized appreciation (depreciation)						$40,428,247

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 41.

24 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL EUROPEAN FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,105,252,049
Cost - Controlled affiliates (Note 11)	6,282,509
Total cost of investments	$3,111,534,558
Value - Unaffiliated issuers	$2,959,903,879
Value - Controlled affiliates (Note 11)	20,683,866
Total value of investments	2,980,587,745
Cash	2,179,882
Restricted Cash (Note 1d)	5,770,000
Foreign currency, at value (cost and $4,956,918)	4,922,230
Receivables:
Investment securities sold	1,926,780
Capital shares sold	17,488,546
Dividends	5,650,848
Due from brokers	17,877,295
Variation margin	4,001,163
Unrealized appreciation on OTC forward exchange contracts	50,892,704
Other assets	2,595,834
Total assets	3,093,893,027
Liabilities:
Payables:
Investment securities purchased	4,231
Capital shares redeemed	15,555,405
Management fees	2,230,477
Distribution fees	943,439
Transfer agent fees	679,086
Trustees’ fees and expenses	96,374
Due to brokers	7,910,000
Unrealized depreciation on OTC forward exchange contracts	10,464,457
Accrued expenses and other liabilities	268,739
Total liabilities	38,152,208
Net assets, at value	$3,055,740,819
Net assets consist of:
Paid-in capital	$3,160,884,775
Undistributed net investment income	1,503,610
Net unrealized appreciation (depreciation)	(85,750,525)
Accumulated net realized gain (loss)	(20,897,041)
Net assets, at value	$3,055,740,819

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The accompanying notes are an integral part of these financial statements. | Annual Report 25

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2015

Class Z:
Net assets, at value	$1,355,780,265
Shares outstanding	69,589,685
Net asset value and maximum offering price per share	$19.48
Class A:
Net assets, at value	$1,033,307,318
Shares outstanding	54,538,999
Net asset value per share[a]	$18.95
Maximum offering price per share (net asset value per share ÷ 94.25%)	$20.11
Class C:
Net assets, at value	$291,751,742
Shares outstanding	15,375,627
Net asset value and maximum offering price per share[a]	$18.97
Class R:
Net assets, at value	$997,164
Shares outstanding	53,559
Net asset value and maximum offering price per share	$18.62
Class R6:
Net assets, at value	$373,904,330
Shares outstanding	19,205,396
Net asset value and maximum offering price per share	$19.47

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2015

Investment income:
Dividends: (net of foreign taxes of $8,150,465)
Unaffiliated issuers	$87,042,573
Controlled affiliates (Note 11)	2,733,151
Interest	357,273
Other Income (Note 1f)	2,721,387
Total investment income	92,854,384
Expenses:
Management fees (Note 3a)	26,405,032
Distribution fees: (Note 3c)
Class A	2,898,013
Class C	2,819,629
Class R	3,795
Transfer agent fees: (Note 3e)
Class Z	2,203,402
Class A	1,631,388
Class C	441,451
Class R	1,189
Class R6	2,496
Custodian fees (Note 4)	380,161
Reports to shareholders	134,040
Registration and filing fees	178,239
Professional fees	219,443
Trustees’ fees and expenses	84,363
Dividends and/or interest on securities sold short	44,451
Other	245,685
Total expenses	37,692,777
Net investment income	55,161,607
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(13,490,596)
Foreign currency transactions	164,046,357
Futures contracts	50,565,858
Securities sold short	82,534
Net realized gain (loss)	201,204,153
Net change in unrealized appreciation (depreciation) on:
Investments	(226,564,731)
Translation of other assets and liabilities denominated in foreign currencies	(63,385,119)
Futures contracts	(3,431,977)
Net change in unrealized appreciation (depreciation)	(293,381,827)
Net realized and unrealized gain (loss)	(92,177,674)
Net increase (decrease) in net assets resulting from operations	$(37,016,067)

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The accompanying notes are an integral part of these financial statements. | Annual Report 27

Statements of Changes in Net Assets

	Year Ended December 31,

	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$55,161,607	$80,865,875
Net realized gain (loss)	201,204,153	170,420,243
Net change in unrealized appreciation (depreciation)	(293,381,827)	(384,541,282)
Net increase (decrease) in net assets resulting from operations	(37,016,067)	(133,255,164)
Distributions to shareholders from:
Net investment income:
Class Z	(31,114,277)	(33,590,853)
Class A	(21,144,357)	(22,317,956)
Class C	(3,964,425)	(4,219,670)
Class R	(19,419)	(11,161)
Class R6	(8,882,402)	(10,013,981)
Net realized gains:
Class Z	(73,683,072)	(111,120,702)
Class A	(56,764,217)	(82,617,039)
Class C	(15,827,677)	(21,329,977)
Class R	(50,917)	(41,595)
Class R6	(19,461,990)	(31,288,445)
Total distributions to shareholders	(230,912,753)	(316,551,379)
Capital share transactions: (Note 2)
Class Z	346,269,841	(63,822,544)
Class A	283,078,189	153,553,663
Class C	102,973,077	55,952,304
Class R	682,210	356,413
Class R6	66,985,459	72,186,056
Total capital share transactions	799,988,776	218,225,892
Net increase (decrease) in net assets	532,059,956	(231,580,651)
Net assets:
Beginning of year	2,523,680,863	2,755,261,514
End of year	$3,055,740,819	$2,523,680,863
Undistributed net investment income included in net assets:
End of year	$1,503,610	$1,915,950

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

FRANKLIN MUTUAL EUROPEAN FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted

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1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and

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unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counter-party within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded financial futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d. Restricted Cash

At December 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/ or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security

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1. Organization and Significant Accounting

Policies (continued)

e. Securities Sold Short (continued)

borrowing fees are recorded as an expense to the Fund. At December 31, 2015, the Fund had no securities sold short.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $2,748,147 from Finland and Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,

		2015		2014

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	31,157,604	$682,962,755	19,112,824	$467,220,561
Shares issued in reinvestment of distributions	4,845,079	94,687,945	6,540,426	135,963,256
Shares redeemed	(20,523,943)	(431,380,859)	(28,053,784)	(667,006,361)
Net increase (decrease)	15,478,740	$346,269,841	(2,400,534)	$(63,822,544)

Class A Shares:
Shares sold	24,404,654	$524,110,675	16,444,913	$390,643,608
Shares issued in reinvestment of distributions	3,489,444	66,343,462	4,183,197	84,743,971
Shares redeemed	(14,862,145)	(307,375,948)	(13,806,874)	(321,833,916)
Net increase (decrease)	13,031,953	$283,078,189	6,821,236	$153,553,663

Class C Shares:
Shares sold	6,548,213	$141,414,212	3,504,884	$83,819,205
Shares issued in reinvestment of distributions	960,581	18,300,147	1,147,068	23,294,092
Shares redeemed	(2,750,303)	(56,741,282)	(2,221,185)	(51,160,993)
Net increase (decrease)	4,758,491	$102,973,077	2,430,767	$55,952,304

Class R Shares:
Shares sold	36,230	$764,990	15,696	$370,698
Shares issued in reinvestment of distributions	3,771	70,336	2,643	52,756
Shares redeemed	(7,477)	(153,116)	(2,847)	(67,041)
Net increase (decrease)	32,524	$682,210	15,492	$356,413

Class R6 Shares:
Shares sold	3,899,003	$85,801,878	4,003,505	$98,368,915
Shares issued in reinvestment of distributions	1,283,929	25,056,065	1,728,585	35,897,725
Shares redeemed	(2,018,882)	(43,872,484)	(2,525,555)	(62,080,584)
Net increase (decrease)	3,164,050	$66,985,459	3,206,535	$72,186,056

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3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$606,099
CDSC retained	$74,228

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e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2015, the Fund paid transfer agent fees of $4,279,926, of which $2,022,142 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016. There were no Class R6 transfer agent fees waived during the year ended December 31, 2015.

g. Other Affiliated Transactions

At December 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned 8.79% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2015	$96,374
[b]Increase in projected benefit obligation	$9,274
Benefit payments made to retired trustees	$(2,726)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$80,260,634	$70,154,145
Long term capital gain	150,652,119	246,397,234
	$230,912,753	$316,551,379

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6. Income Taxes (continued)

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,125,879,799
Unrealized appreciation	$194,879,577
Unrealized depreciation	(340,171,631)
Net unrealized appreciation (depreciation)	$(145,292,054)
Undistributed ordinary income	$1,451,226
Undistributed long term capital gains	36,725,841
Distributable earnings	$38,177,067

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2015, aggregated $1,710,977,832 and $881,581,395, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
16,127,149	Euro Wagon LP (Value is 0.67% of Net Assets)	12/08/05 - 1/02/08	$6,282,509	$20,683,866

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10. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin		$5,174,832[a] Variation margin		$—
	Unrealized appreciation on	50,892,704		Unrealized depreciation on	10,464,457
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Totals		$56,067,536			$10,464,457

[a]This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of Operations	Gain (Loss)		Statement of Operations	(Depreciation)
Hedging Instruments	Locations	for the Year		Locations	for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$166,093,431	[a]	Translation of other assets	$(63,161,263)[a]
				and liabilities denominated
				in foreign currencies
	Futures contracts	50,565,858		Futures contracts	(3,431,977)
Totals		$216,659,289			$(66,593,240)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the average month end fair value of derivatives represented 2.69% of average month end net assets. The average month end number of open derivative contracts for the year was 219.

At December 31, 2015, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts
	of Assets and Liabilities
	Presented in the
		Statement of
	Assets and Liabilities
	Assets[a]		Liabilities[a]
Derivatives
Forward exchange contracts	$50,892,704		$10,464,457

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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10. Other Derivative Information (continued)

At December 31, 2015, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Assets		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Received[a]	Received	less than zero)
Counterparty
BANT	$16,021,474	$(1,766,181)	$(10,903,659)	$—	$3,351,634
BBU	64,781	(64,781)	—	—	—
BONY	607,876	(104,846)	—	—	503,030
DBFX	7,567,223	(881,887)	—	(5,770,000)	915,336
FBCO	7,350,959	(3,393,305)	—	(2,140,000)	1,817,654
HSBC	10,666,228	(1,256,098)	(5,114,621)	—	4,295,509
SSBT	8,614,163	(2,867,730)	(3,480,852)	—	2,265,581
Total	$50,892,704	$(10,334,828)	$(19,499,132)	$(7,910,000)	$13,148,744

[a]At December 31, 2015, the Fund received United Kingdom Treasury Bonds and U.S. Treasury Notes as collateral for derivatives.

At December 31, 2015, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Liabilities		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Pledged	Pledged	less than zero)
Counterparty
BANT	$1,766,181	$(1,766,181)	$—	$—	$—
BBU	194,410	(64,781)	—	—	129,629
BONY	104,846	(104,846)	—	—	—
DBFX	881,887	(881,887)	—	—	—
FBCO	3,393,305	(3,393,305)	—	—	—
HSBC	1,256,098	(1,256,098)	—	—	—
SSBT	2,867,730	(2,867,730)	—	—	—
Total	$10,464,457	$(10,334,828)	$—	$—	$129,629

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 41.

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Controlled Affiliates[a]
Euro Wagon LP
(Value is 0.67% of
Net Assets)	16,127,149	—	—	16,127,149	$20,683,866	$2,733,151	$ —

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS

13. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

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						Level 1		Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy Equipment & Services						$—		$—	$5,492,802		$5,492,802
Machinery						39,618,921		5,739,900		—	45,358,821
Road & Rail						—		—	20,683,866		20,683,866
All Other Equity Investments[b]					2,796,320,096			—		—	2,796,320,096
Short Term Investments						112,732,160		—		—	112,732,160
Total Investments in Securities					$2,948,671,177			$5,739,900	$26,176,668		$2,980,587,745
Other Financial Instruments
Futures Contracts						$5,174,832		$—		$—	$5,174,832
Forward Exchange Contracts								50,892,704			50,892,704
Total Other Financial Instruments						$5,174,832		$50,892,704		$—	$56,067,536

Liabilities:
Other Financial Instruments
Forward Exchange Contracts						$—		$10,464,457		$—	$10,464,457

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2015, the reconciliation of assets, is as follows:

											Net Change
											in Unrealized
											Appreciation
	Balance at				Transfers				Net Unrealized		(Depreciation)
	Beginning				Into (Out of)	Cost Basis		Net Realized	Appreciation	Balance at	on Assets Held
	of Year		Purchases	Sales	Level 3 Adjustments[a]			Gain (Loss)	(Depreciation)	End of Year	at Year End

Assets:
Investments in Securities:
Equity Investments:[b]
Energy Equipment &
Services	$22,886,675	$	— $	—	$—	$ — $		—	$(17,393,873)	$ 5,492,802	$(17,393,873)
Insurance	—[c]		—	—	—	(6,265)		(1,495,939)	1,502,204	—	—
Real Estate
Management &
Development	1,619,612		—	(1,924,237)	—	—		1,137,811	(833,186)	—	—
Road & Rail	18,528,986		—	—	—	—		—	2,154,880	20,683,866	2,154,880
Total Investments
in Securities	$43,035,273	$	— $(1,924,237)		$—	$ 6,265	) $	(358,128) $(14,569,975)$26,176,668			$(15,238,993)

[a]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
[b]Includes common and preferred stocks.
[c]Includes securities determined to have no value.

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2015, are as follows:

				Impact to Fair
	Fair Value at			Value if Input
Description	End of Year Valuation Technique	Unobservable Inputs	Amount	Increases[a]

Assets:
Investments in Securities
Equity Investments:
Road & Rail	$20,683,866 Market comparables Discount for lack of marketability		15%	Decrease[b]
All Other Investments[c]	5,492,802
Total	$26,176,668

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result froma significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable.
May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	ADR American Depositary Receipt
BBU	Barclays Bank PLC	EUR	Euro
BONY	Bank of New York Mellon	GBP	British Pound
DBFX	Deutsche Bank AG	USD	United States Dollar
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL EUROPEAN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual European Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual European Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual European Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $150,652,119 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $15,132,428 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $85,812,716 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 17, 2015, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class Z	$0.0512	$0.4354	$0.3867
Class A	$0.0512	$0.3865	$0.3432
Class C	$0.0512	$0.2650	$0.2353
Class R	$0.0512	$0.3755	$0.3335
Class R6	$0.0512	$0.4646	$0.4127

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year.
Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	41	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (2014-present), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
				company) (2010-present), United
				Natural Foods, Inc. (distributor of
				natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010) and SLM Corporation
				(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Trustee since	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	and Vice	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway	Chairman	Chairman since		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789	of the	April 2015		(1999-2015).
	Board
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putnam Lovell NBF.

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Independent Board Members (continued)

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since April		41	Emeritus Corporation (assisted living)
One Franklin Parkway		2015			(1999-2010) and OSI Pharmaceuticals,
San Mateo, CA 94403-1906					Inc. (pharmaceutical products)
					(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship;
and formerly, President, Economic Club of New York (2001-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and
Editor, CBS Network News.

Robert E. Wade (1946)	Trustee	Trustee since		41	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	and	1993	and		(2003-present).
101 John F. Kennedy Parkway	Chairman	Chairman of the
Short Hills, NJ 07078-2789	of the	Board
	Board	since 2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since		17	None
One Franklin Parkway		April 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	164	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President,	since 2007,		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	and Chief	President, and		(2010-2011).
Short Hills, NJ 07078-2702	Executive	Chief Executive
	Officer –	Officer –
	Investment	Investment
	Management	Management
since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway	President
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Secretary	Secretary	Not Applicable	Not Applicable
One Franklin Parkway	and Vice	since 2005 and
San Mateo, CA 94403-1906	President	Vice President
since 2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President –
St. Petersburg, FL 33716-1205	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief
Fort Lauderdale, FL 33301-1923	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
December 31, 2015

Franklin Mutual Financial Services Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Franklin Mutual Financial Services Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and Statement of Investments	15
Financial Statements	24
Notes to Financial Statements	28
Report of Independent Registered
Public Accounting Firm	40
Tax Information	41
Board Members and Officers	42
Shareholder Information	47

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Mutual Financial Services Fund

We are pleased to bring you Franklin Mutual Financial Services Fund’s annual report for the fiscal year ended December 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that we believe are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

Performance Overview

The Fund’s Class Z shares delivered a cumulative total return of +8.34% for the 12 months under review. In comparison, the Fund’s narrow benchmark, the Standard & Poor’s 500 (S&P 500®) Financials Index, which tracks financials stocks in the S&P 500 Index, had a -1.53% total return.1 For the same period, the Fund’s broad benchmark, the S&P 500 Index, which is a broad measure of U.S. stock performance, posted a +1.38% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projection. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500 Index, generated a modest positive total return for 2015.

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were down slightly for the year despite some positive developments. Weighing on global stocks at times were worries about China’s

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the Fed’s timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the year from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

China’s economy grew at a less robust pace in 2015 than in 2014, as strength in services and consumption was offset by weakness in fixed-asset investment, imports and exports, and manufacturing. The Chinese government’s efforts to promote stable growth supported China’s domestic stock market in 2015’s first half. However, tight liquidity conditions and uncertainties about the central bank’s monetary policy led China’s domestic market to correct from June through August, contributing to a global stock market correction. The government’s intervention to cool domestic stock market speculation and its effective currency devaluation led to a severe slump in emerging market stocks from June through August. Although equities in China and most other emerging markets gained in October after China expanded its monetary and fiscal stimulus, they generally declined for the remainder of the year amid concerns about declining commodity prices and China’s moderating economy.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

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What is return on equity?

Return on equity is an amount, expressed as a percentage, earned on a company’s common stock investment for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the 12 months under review, stocks in most global markets declined after a three-year ascent. Globally, several major central banks became more accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and countries. To drive further growth, an increasing number of companies took advantage of low interest rates to finance deals. In this environment, we saw a number of opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among global investors regarding China and other emerging markets, global commodity prices, U.S. monetary policy divergence and geopolitical events. However, with the support of global quantitative easing, many corporations have been able to build strong balance sheets, focus intensely on improving efficiency, maintain historically high margins and return a significant amount of capital to shareholders.

Merger and acquisition (M&A) activity accelerated in the past 12 months, helping to support valuations. Deal volumes reached historical highs and regulators globally increased their scrutiny of potential negative effects of high concentration. Such an environment — active M&A combined with regulatory uncertainty, greater complexity and market volatility — may provide attractive investment opportunities. We seek to use a mixture of merger arbitrage positions and investments in one or both of the companies to participate in these opportunities. The traditional merger arbitrage positions are constructed solely to benefit from deal completion, while unhedged investments in one or both companies can allow the Fund to benefit from possible value creation once the deal is completed.

Top 10 Equity Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
American International Group Inc.	3.5%
Insurance, U.S.
XL Group PLC	3.3%
Insurance, Ireland
ACE Ltd.	3.2%
Insurance, U.S.
CIT Group Inc.	3.2%
Banks, U.S.
NN Group NV	2.9%
Insurance, Netherlands
Wells Fargo & Co.	2.3%
Banks, U.S.
Citizens Financial Group Inc.	2.2%
Banks, U.S.
The Allstate Corp.	2.2%
Insurance, U.S.
CNO Financial Group Inc.	2.1%
Insurance, U.S.
SunTrust Banks Inc.	2.1%
Banks, U.S.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we felt bankruptcies were limited, except in the energy and mining sectors. Increased stress in high yield markets has expanded the potential opportunity set for us. For some firms, costs of issuing debt are climbing and these debt securities are starting to look attractive to us.

Turning to Fund performance, top contributors included insurers NN Group and Ageas, as well as condominium developer Takara Leben.

NN Group is a Dutch insurer spun out of ING Groep. The company followed through successfully on its efforts to improve return on equity and reduce expenses. Results for several quarters were positive, and the company stated in November that it had reached its expense savings target a year early but would continue to push for further efficiencies. The company also periodically repurchased shares from ING Groep to help meet ING’s goal to fully divest its insurance and investment management holdings by the end of 2016, as required under ING’s restructuring agreement with the European Commission.

Headquartered in Belgium, Ageas is a diversified insurer with operations in Europe and Asia. The company’s stock price rose in 2015 as Ageas improved its underlying insurance results while focusing on cash generation. The company disclosed a solid capital position under new eurozone capitalization

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guidelines for insurers, reassuring investors. In late August, Ageas announced the sale of its Hong Kong life insurance business at a valuation that, in our view, was quite favorable.

Takara Leben is a midsized condominium developer in Japan. The company rapidly expanded its solar farm capacity and expressed its intention to list its solar power assets on a proposed infrastructure market. The financial vehicle holding the solar power assets would be similar to a real estate investment trust, and the capitalization rate on similar assets in 2015 implied a higher value for the solar assets than indicated by the share price. Events in 2015 brought the company’s plan closer to fruition. After prolonged discussion, in February the Tokyo Stock Exchange (TSE) announced its planned launch of an infrastructure development market. Takara Leben became a member of the Investment Trust Association of Japan in September, as required before the company could apply for an initial public offering (IPO) of its solar assets on the proposed TSE infrastructure market. In December, Japan’s government proposed to lengthen the tax-free period from 10 to 20 years for listed renewable infrastructure securities, such as Takara Leben’s pending IPO.

During the period under review, some of the Fund’s investments that negatively affected performance were bank holding company CIT Group, investment management holding company First Pacific and China Pacific Insurance.

CIT Group is a commercial financing and leasing company that primarily serves small and midsized businesses in a variety of industries. Shares of CIT declined due to factors including lackluster performance by the company’s legacy operations, uncertainty about the potential financial gain from its July acquisition of OneWest Bank, and uncertainty regarding the valuation CIT might obtain for the planned sale or spin-off of its aircraft leasing division. Investor concerns were magnified by management changes in October, including the departure of the chief financial officer, the naming of a replacement and the announced March 2016 retirement of the chief executive officer. As of year-end, we believed CIT’s core businesses were well positioned to grow given the company’s ample capital and stable deposit funding base. We also believe the split or sale of the aircraft leasing business will allow management to focus on a simpler regional bank business model.

Hong Kong-based First Pacific manages investments primarily in telecommunications, infrastructure, consumer food products and natural resources. Shares of First Pacific were negatively impacted by weaker performance of its telecommunication asset PLDT and food group Indofood Suskes, as well as currency translation of the earnings from assets domiciled in Indonesia and the Philippines.

China Pacific Insurance is a major insurance conglomerate in mainland China, ranking among the top three in the life and property and casualty markets. Its shares were hindered from June through August by the broad-based sell-off in China’s equity markets. However, the stock recovered slightly in September, due in part to half-year results released at the end of August that exceeded investors’ expectations. Aiding the results were better-than-expected growth in the value of new business in its life insurance division and improving property and casualty underwriting results.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance during the period, and currency futures had a negligible impact.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

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Thank you for your continued participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

Andrew Sleeman has been portfolio manager for Franklin Mutual Financial Services Fund since 2009. He has also been a co-portfolio manager for Franklin Mutual International Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas.

Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Richard Cetlin has been assistant portfolio manager for Franklin Mutual Financial Services Fund since 2010 with primary coverage of European banks. Prior to joining Franklin Templeton Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

Andrew Dinnhaupt has been assistant portfolio manager for Franklin Mutual Financial Services Fund since December 2013 and has been an analyst for Franklin Mutual Advisers since 2011, specializing in the global insurance industry. Previously, Mr. Dinnhaupt was a portfolio manager and senior analyst covering the global financial services sector for RBC Capital Markets. Prior to RBC, Mr. Dinnhaupt worked at several hedge funds where he was responsible for analyzing and managing portfolios in the financial services sector. Before that, he worked at Mitchell Hutchins Asset Management where he covered the financial services industry.

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Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	12/31/15	12/31/14	Change
Z (TEFAX)	$19.63	$18.40	+$1.23
A (TFSIX)	$19.69	$18.46	+$1.23
C (TMFSX)	$19.61	$18.40	+$1.21
R6 (FMFVX)	$19.76	$18.52	+$1.24

Distributions[1] (1/1/15–12/31/15)

Dividend
Share Class	Income
Z	$0.2984
A	$0.2501
C	$0.1385
R6	$0.3245

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 12/31/15

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
Z				1.14%	1.14%
1-Year	+8.34%	+8.34%	$10,834
5-Year	+64.64%	+10.49%	$16,464
10-Year	+39.71%	+3.40%	$13,971
A				1.44%	1.44%
1-Year	+8.05%	+1.82%	$10,182
5-Year	+62.20%	+8.85%	$15,283
10-Year	+35.63%	+2.49%	$12,782
C				2.14%	2.14%
1-Year	+7.30%	+6.30%	$10,630
5-Year	+56.61%	+9.39%	$15,661
10-Year	+26.43%	+2.37%	$12,643
R6[6]				0.97%	2.61%
1-Year	+8.55%	+8.55%	$10,855
Since Inception (5/1/13)	+38.67%	+13.03%	$13,867

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. In addition, the Fund invests in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, particularly over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least
4/30/16. Investment results reflect the fee cap, to the extent applicable; without this fee cap, the results would have been lower.
7. Source: Morningstar. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P 500
Financials Index is market capitalization weighted and consists of all financial stocks in the S&P 500 Index.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
Z
Actual	$1,000	$1,006.80	$5.77
Hypothetical (5% return before expenses)	$1,000	$1,019.46	$5.80
A
Actual	$1,000	$1,005.90	$7.08
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$7.12
C
Actual	$1,000	$1,001.70	$10.80
Hypothetical (5% return before expenses)	$1,000	$1,014.42	$10.87
R6
Actual	$1,000	$1,007.60	$4.86
Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.14%; A: 1.40%; C: 2.14%; and R6: 0.96% (net of expense waivers)), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended December 31,
	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.40	$16.90	$13.59	$11.53	$13.01
Income from investment operations[a]:
Net investment income[b]	0.30 [c]	0.25	0.24	0.20	0.28
Net realized and unrealized gains (losses)	1.23	1.62	3.24	2.09	(1.48)
Total from investment operations	1.53	1.87	3.48	2.29	(1.20)
Less distributions from net investment income	(0.30)	(0.37)	(0.17)	(0.23)	(0.28)
Net asset value, end of year	$19.63	$18.40	$16.90	$13.59	$11.53

Total return	8.34%	11.07%	25.67%	19.98%	(9.26)%

Ratios to average net assets
Expenses	1.13%[d]	1.14%[d]	1.16%[d]	1.24%	1.24%
Net investment income	1.53%[c]	1.44%	1.51%	1.56%	2.22%

Supplemental data
Net assets, end of year (000’s)	$178,157	$112,156	$105,279	$86,519	$80,105
Portfolio turnover rate	25.43%	33.69%	25.73%	12.65%	23.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.
dBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.46	$16.96	$13.64	$11.57	$13.05
Income from investment operations[a]:
Net investment income[b]	0.25 [c]	0.20	0.19	0.16	0.25
Net realized and unrealized gains (losses)	1.23	1.61	3.26	2.10	(1.49)
Total from investment operations	1.48	1.81	3.45	2.26	(1.24)
Less distributions from net investment income	(0.25)	(0.31)	(0.13)	(0.19)	(0.24)
Net asset value, end of year	$19.69	$18.46	$16.96	$13.64	$11.57

Total return[d]	8.05%	10.71%	25.32%	19.55%	(9.49)%

Ratios to average net assets
Expenses	1.41%[e]	1.44%[e]	1.46%[e]	1.54%	1.54%
Net investment income	1.25%[c]	1.14%	1.21%	1.26%	1.92%

Supplemental data
Net assets, end of year (000’s)	$360,278	$255,242	$240,529	$184,681	$173,167
Portfolio turnover rate	25.43%	33.69%	25.73%	12.65%	23.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.53%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.41	$16.92	$13.61	$11.55	$13.01
Income from investment operations[a]:
Net investment income[b]	0.10 [c]	0.08	0.08	0.07	0.16
Net realized and unrealized gains (losses)	1.24	1.60	3.25	2.08	(1.48)
Total from investment operations	1.34	1.68	3.33	2.15	(1.32)
Less distributions from net investment income	(0.14)	(0.19)	(0.02)	(0.09)	(0.14)
Net asset value, end of year	$19.61	$18.41	$16.92	$13.61	$11.55

Total return[d]	7.30%	9.93%	24.50%	18.67%	(10.13)%

Ratios to average net assets
Expenses	2.13%[e]	2.14%[e]	2.16%[e]	2.24%	2.24%
Net investment income	0.53%[c]	0.44%	0.51%	0.56%	1.22%

Supplemental data
Net assets, end of year (000’s)	$132,975	$89,341	$86,370	$69,046	$68,324
Portfolio turnover rate	25.43%	33.69%	25.73%	12.65%	23.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been (0.19)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL H IGHLIGHTS

	Year Ended December 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.52	$16.88	$14.89
Income from investment operations[b]:
Net investment income[c]	0.07 [d]	0.25	0.13
Net realized and unrealized gains (losses)	1.49	1.66	2.07
Total from investment operations	1.56	1.91	2.20
Less distributions from net investment income	(0.32)	(0.27)	(0.21)
Net asset value, end of year	$19.76	$18.52	$16.88

Total return[e]	8.55%	11.23%	14.86%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction	1.16%	2.61%	2.18%
Expenses net of waiver, payments by affiliates and expense reduction[g]	0.96%	0.97%	0.97%
Net investment income	1.70%[d]	1.61%	1.70%

Supplemental data
Net assets, end of year (000’s)	$1,421	$12	$6
Portfolio turnover rate	25.43%	33.69%	25.73%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Statement of Investments, December 31, 2015

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 85.7%
Banks 27.3%
[a,b]AB&T Financial Corp	United States	226,100	$76,874
Barclays PLC	United Kingdom	1,522,675	4,912,876
BB&T Corp	United States	165,180	6,245,456
BNP Paribas SA	France	71,270	4,043,492
Capital Bank Financial Corp., A	United States	42,649	1,363,915
[c]Capital Bank Financial Corp., B, 144A, non-voting	United States	153,021	4,893,611
CIT Group Inc	United States	546,680	21,703,196
Citigroup Inc	United States	83,399	4,315,898
Citizens Financial Group Inc	United States	574,836	15,054,955
Columbia Banking System Inc	United States	141,188	4,590,022
[a]FCB Financial Holdings Inc., A	United States	356,409	12,755,878
Guaranty Bancorp	United States	266,761	4,412,227
HSBC Holdings PLC	United Kingdom	1,615,010	12,763,940
JPMorgan Chase & Co	United States	156,190	10,313,226
KB Financial Group Inc	South Korea	107,348	3,027,785
PNC Financial Services Group Inc	United States	94,970	9,051,591
[a]Royal Bank of Scotland Group PLC	United Kingdom	1,152,670	5,130,913
[a,c]Shawbrook Group PLC, 144A	United Kingdom	426,514	2,200,940
Southern National Bancorp of Virginia Inc	United States	547,560	7,151,134
Standard Chartered PLC	United Kingdom	956,190	7,944,653
State Bank Financial Corp	United States	416,160	8,751,845
SunTrust Banks Inc	United States	333,790	14,299,564
UniCredit SpA	Italy	625,394	3,488,381
Wells Fargo & Co	United States	284,820	15,482,815
			183,975,187
Capital Markets 3.3%
[a]China International Capital Corp. Ltd., H	China	4,425,001	7,205,475
Credit Suisse Group AG	Switzerland	307,290	6,651,816
UBS Group AG	Switzerland	441,330	8,597,567
			22,454,858
Consumer Finance 4.1%
Capital One Financial Corp	United States	194,100	14,010,138
[a,c]Hoist Finance AB, 144A	Sweden	373,060	3,909,926
Sun Hung Kai & Co. Ltd	Hong Kong	14,145,704	9,308,606
			27,228,670
Diversified Financial Services 2.1%
First Pacific Co. Ltd	Hong Kong	7,786,902	5,164,374
Oslo Bors VPS Holding ASA	Norway	911,000	9,014,600
			14,178,974
Household Durables 1.0%
[a]Cairn Homes PLC	Ireland	2,388,116	3,099,939
[a,c]Cairn Homes PLC, 144A	Ireland	2,988,749	3,879,601
			6,979,540
Insurance 41.4%
ACE Ltd	United States	185,780	21,708,393
Ageas	Belgium	256,999	11,948,269
[a]Alleghany Corp	United States	18,637	8,907,181
The Allstate Corp	United States	237,086	14,720,670
American International Group Inc	United States	375,458	23,267,132
Argo Group International Holdings Ltd	United States	198,441	11,874,710

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Annual Report

19

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT O F INVESTMENTS

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Insurance (continued)
Assicurazioni Generali SpA	Italy	416,743	$7,659,465
China Pacific Insurance (Group) Co. Ltd., H	China	2,979,740	12,245,533
CNO Financial Group Inc	United States	755,060	14,414,095
Direct Line Insurance Group PLC	United Kingdom	2,164,854	13,002,862
[a]Enstar Group Ltd	United States	51,919	7,789,927
Korean Reinsurance Co	South Korea	622,180	7,490,660
Lancashire Holdings Ltd	United Kingdom	633,269	5,861,795
Maiden Holdings Ltd	United States	637,820	9,509,896
MetLife Inc	United States	272,020	13,114,084
NN Group NV	Netherlands	544,508	19,252,407
PartnerRe Ltd	United States	50,384	7,040,660
PICC Property and Casualty Co. Ltd., H	China	4,940,284	9,803,884
RSA Insurance Group PLC	United Kingdom	1,851,271	11,637,824
State National Cos. Inc	United States	373,757	3,666,556
[c]State National Cos. Inc.144A	United States	350,000	3,433,500
[a]Storebrand ASA	Norway	1,200,174	4,743,637
UNIQA Insurance Group AG	Austria	564,365	4,613,137
White Mountains Insurance Group Ltd	United States	12,068	8,771,143
XL Group PLC	Ireland	570,422	22,349,134
			278,826,554
Real Estate Investment Trusts (REITs) 1.4%
Hibernia REIT PLC	Ireland	6,124,132	9,366,492
Real Estate Management & Development 3.8%
Dalian Wanda Commercial Properties Co. Ltd., H	China	1,597,400	9,336,880
[a]Dolphin Capital Investors Ltd	Greece	3,979,650	850,542
Hang Lung Properties Ltd	Hong Kong	1,277,000	2,906,560
Takara Leben Co. Ltd	Japan	2,175,700	12,236,559
			25,330,541
Thrifts & Mortgage Finance 1.3%
Cape Bancorp Inc	United States	264,663	3,289,761
Genworth Mortgage Insurance Australia Ltd	Australia	2,553,677	5,134,576
			8,424,337
Total Common Stocks and Other Equity Interests
(Cost $520,090,724)			576,765,153
Convertible Preferred Stocks (Cost $122,400) 0.1%
Banks 0.1%
Columbia Banking System Inc., cvt. pfd., B	United States	1,224	463,818
Preferred Stocks 0.8%
Diversified Financial Services 0.8%
[a,d]Hightower Holding LLC, pfd., A	United States	3,000,000	3,302,700
[a,d]Hightower Holding LLC, pfd., A, Series 2	United States	968,000	2,298,710
Total Preferred Stocks (Cost $4,782,324)			5,601,410
Companies in Liquidation 0.1%
[a,d]FIM Coinvestor Holdings I, LLC	United States	4,357,178	—
[a,e]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	7,766,103	436,843
Total Companies in Liquidation (Cost $765,665)			436,843
Total Investments before Short Term Investments
(Cost $525,761,113)			583,267,224

20 Annual Report

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT O F INVESTMENTS

		Principal
	Country	Amount	Value
Short Term Investments 11.9%
U.S. Government and Agency Securities 11.9%
FHLB,
1/04/16	United States	$3,200,000	$3,200,000
[f]1/05/16	United States	5,000,000	4,999,980

[f]U.S. Treasury Bill,
1/07/16	United States	20,500,000	20,499,918
1/21/16	United States	16,000,000	15,999,344
1/28/16	United States	10,000,000	9,999,180
1/14/16 - 6/09/16	United States	25,700,000	25,666,987
Total U.S. Government and Agency Securities
(Cost $80,362,608)			80,365,409
Total Investments (Cost $606,123,721) 98.6%			663,632,633
Other Assets, less Liabilities 1.4%			9,198,268
Net Assets 100.0%			$672,830,901

aNon-income producing.
bSee Note 10 regarding holdings of 5% voting securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2015, the aggregate value of these securities was $18,317,578, representing 2.72% of net assets.
dSee Note 8 regarding restricted securities.
eBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

[f]The security is traded on a discount basis with no stated coupon rate.

At December 31, 2015, the Fund had the following futures contracts outstanding. See Note 1(c).
Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD	Short	1	$125,400	3/14/16	$1,059	$—
EUR/USD	Short	120	16,329,000	3/14/16	7,522	—
GBP/USD	Short	149	13,721,038	3/14/16	350,747	—
Total Futures Contracts					$359,328	$—
Net unrealized appreciation (depreciation)					$359,328

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Annual Report

21

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT O F INVESTMENTS

At December 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	179,652	$198,190	1/06/16	$—	$(3,013)
Euro	BONY	Buy	146,276	161,379	1/06/16	—	(2,462)
Euro	BONY	Sell	2,225,248	2,433,865	1/06/16	16,323	—
Euro	DBFX	Buy	215,676	237,974	1/06/16	—	(3,660)
Euro	FBCO	Buy	179,648	198,280	1/06/16	—	(3,108)
Euro	HSBC	Buy	143,636	158,100	1/06/16	—	(2,051)
Euro	SSBT	Buy	143,630	158,091	1/06/16	—	(2,050)
Euro	SSBT	Sell	4,331,694	4,767,550	1/06/16	61,534	—
Euro	BANT	Buy	48,601	53,378	1/20/16	—	(558)
Euro	BANT	Sell	303,242	344,499	1/20/16	14,936	—
Euro	BBU	Sell	49,467	54,142	1/20/16	381	—
Euro	BONY	Sell	44,047	48,234	1/20/16	365	—
Euro	DBFX	Buy	122,856	135,201	1/20/16	—	(1,681)
Euro	DBFX	Sell	1,102,776	1,218,898	1/20/16	20,402	—
Euro	FBCO	Buy	48,601	53,243	1/20/16	—	(423)
Euro	FBCO	Sell	2,124,885	2,327,679	1/20/16	18,356	—
Euro	HSBC	Buy	72,907	79,954	1/20/16	—	(719)
Euro	HSBC	Sell	2,649,206	2,920,644	1/20/16	41,489	—
Euro	SSBT	Buy	48,601	53,428	1/20/16	—	(608)
Euro	SSBT	Sell	1,373,666	1,530,367	1/20/16	37,469	—
British Pound	BANT	Sell	2,903,187	4,531,875	1/21/16	252,479	—
British Pound	BONY	Sell	94,214	144,903	1/21/16	6,028	—
British Pound	SSBT	Sell	2,901,539	4,530,173	1/21/16	253,206	—
Australian Dollar	HSBC	Sell	6,818,299	4,918,603	1/29/16	26	(41,310)
South Korean Won	BANT	Buy	69,849,183	60,225	2/12/16	—	(865)
South Korean Won	BANT	Sell	3,114,770,379	2,665,295	2/12/16	22,869	(4,597)
South Korean Won	FBCO	Sell	264,377,211	228,788	2/12/16	4,125	(13)
South Korean Won	HSBC	Buy	543,896,417	462,452	2/12/16	1,243	(1,476)
South Korean Won	HSBC	Sell	4,126,119,581	3,527,790	2/12/16	21,478	(186)
British Pound	BANT	Sell	1,218,378	1,831,369	2/19/16	35,370	—
British Pound	DBFX	Sell	3,690,812	5,750,285	2/19/16	309,697	—
British Pound	FBCO	Buy	210,494	320,117	2/19/16	—	(9,830)
British Pound	FBCO	Sell	3,987,326	6,212,254	2/19/16	334,577	—
British Pound	HSBC	Buy	1,001,123	1,517,728	2/19/16	—	(41,982)
British Pound	HSBC	Sell	694,257	1,036,775	2/19/16	13,378	—
Euro	BANT	Sell	1,173,558	1,326,362	2/22/16	49,861	—
Euro	BBU	Sell	22,920	25,869	2/22/16	938	—
Euro	DBFX	Sell	174,299	196,115	2/22/16	6,527	—
Euro	FBCO	Sell	245,621	278,174	2/22/16	11,008	—
Euro	HSBC	Sell	533,640	603,212	2/22/16	22,761	—
Euro	SSBT	Sell	347,494	392,381	2/22/16	14,405	—
Swedish Krona	BANT	Buy	12,790,858	1,481,544	3/29/16	37,216	—
Swedish Krona	BANT	Sell	10,716,567	1,275,121	3/29/16	2,798	(140)
Swedish Krona	BONY	Buy	1,025,000	118,300	3/29/16	3,407	—
Swedish Krona	BONY	Sell	1,361,100	159,213	3/29/16	—	(2,401)
Swedish Krona	DBFX	Buy	386,300	44,474	3/29/16	1,395	—
Swedish Krona	DBFX	Sell	18,855,503	2,254,394	3/29/16	19,925	(4,395)
Swedish Krona	SSBT	Buy	1,088,308	129,285	3/29/16	270	(332)
Swedish Krona	SSBT	Sell	16,217,555	1,921,809	3/29/16	354	(4,184)
Euro	BANT	Sell	251,457	274,652	4/01/16	844	—
Euro	DBFX	Sell	1,805,648	2,068,063	4/01/16	101,918	—
Euro	FBCO	Sell	298,736	321,682	4/01/16	—	(3,607)
Euro	HSBC	Sell	163,219	175,803	4/01/16	—	(1,924)
Euro	SSBT	Sell	2,357,110	2,664,574	4/01/16	102,648	(4,698)
Euro	BANT	Sell	2,159,431	2,467,797	4/18/16	115,112	—
Euro	BONY	Sell	127,164	141,044	4/18/16	2,500	—

22 Annual Report

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT O F INVESTMENTS

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	DBFX	Sell	314,013	$351,338	4/18/16	$9,224	$—
Euro	FBCO	Sell	615,076	692,389	4/18/16	22,269	—
Euro	HSBC	Sell	2,273,633	2,585,683	4/18/16	108,576	—
Euro	SSBT	Sell	596,478	660,490	4/18/16	10,632	—
British Pound	BANT	Sell	4,541,396	6,964,218	4/22/16	268,695	—
British Pound	DBFX	Sell	259,936	387,092	4/22/16	3,861	—
British Pound	HSBC	Sell	2,752,310	4,251,494	4/22/16	193,677	—
Japanese Yen	BANT	Sell	1,365,891,350	11,425,410	4/22/16	33,428	(9,181)
Japanese Yen	BONY	Sell	117,239,448	965,184	4/22/16	—	(13,420)
Japanese Yen	DBFX	Buy	40,261,000	328,249	4/22/16	7,811	—
Japanese Yen	DBFX	Sell	50,347,617	411,505	4/22/16	—	(8,749)
Japanese Yen	HSBC	Buy	33,886,530	281,862	4/22/16	991	—
Japanese Yen	HSBC	Sell	19,274,835	157,651	4/22/16	—	(3,237)
Japanese Yen	SSBT	Buy	7,832,520	65,291	4/22/16	88	—
Euro	DBFX	Sell	582,370	633,730	5/04/16	—	(1,091)
Euro	FBCO	Sell	24,616	26,222	5/04/16	—	(611)
Euro	SSBT	Sell	8,496,074	9,136,679	5/04/16	—	(124,588)
South Korean Won	BANT	Sell	3,757,569,231	3,267,488	5/12/16	78,183	—
South Korean Won	FBCO	Sell	302,285,263	262,105	5/12/16	5,535	—
South Korean Won	HSBC	Sell	1,165,471,335	1,019,975	5/12/16	30,760	—
Swiss Franc	BANT	Sell	4,211,309	4,228,284	5/12/16	4,804	(5,354)
Swiss Franc	BONY	Sell	148,960	152,390	5/12/16	2,810	—
Euro	BANT	Sell	4,206,512	4,522,257	5/18/16	—	(65,217)
Euro	DBFX	Sell	448,390	481,069	5/18/16	—	(7,930)
Euro	FBCO	Sell	4,068,223	4,375,445	5/18/16	—	(61,216)
Euro	HSBC	Sell	349,118	375,582	5/18/16	—	(5,153)
Euro	SSBT	Sell	919,642	982,572	5/18/16	—	(20,357)
British Pound	BANT	Sell	520,748	775,791	5/23/16	7,920	—
British Pound	DBFX	Sell	417,820	620,713	5/23/16	4,614	—
British Pound	FBCO	Sell	4,606,149	7,035,196	5/23/16	243,173	—
British Pound	HSBC	Sell	1,699,545	2,594,621	5/23/16	88,547	—
British Pound	SSBT	Sell	222,772	334,788	5/23/16	6,299	—
Norwegian Krone	BANT	Sell	114,314,656	13,264,023	5/23/16	345,215	—
Norwegian Krone	DBFX	Buy	1,512,600	174,920	5/23/16	—	(3,980)
Norwegian Krone	DBFX	Sell	3,062,505	355,455	5/23/16	9,357	—
Norwegian Krone	SSBT	Sell	2,871,911	325,733	5/23/16	1,176	—
Total Forward Exchange Contracts						$3,447,263	$(472,357)
Net unrealized appreciation (depreciation)						$2,974,906

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 39.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$603,896,636
Cost - Non-controlled affiliates (Note 10)	2,227,085
Total cost of investments	$606,123,721
Value - Unaffiliated issuers	$663,555,759
Value - Non-controlled affiliates (Note 10)	76,874
Total value of investments	663,632,633
Cash	449,368
Restricted Cash (Note 1d)	330,000
Foreign currency, at value (cost $756,690)	752,787
Receivables:
Investment securities sold	1,437,838
Capital shares sold	3,884,835
Dividends	388,357
Due from brokers	740,880
Variation margin	179,838
Unrealized appreciation on OTC forward exchange contracts	3,447,263
Other assets	1,018,186
Total assets	676,261,985
Liabilities:
Payables:
Investment securities purchased	15,277
Capital shares redeemed	1,159,339
Management fees	483,810
Distribution fees	354,417
Transfer agent fees	137,050
Trustees’ fees and expenses	24,246
Due to brokers	680,000
Unrealized depreciation on OTC forward exchange contracts	472,357
Accrued expenses and other liabilities	104,588
Total liabilities	3,431,084
Net assets, at value	$672,830,901
Net assets consist of:
Paid-in capital	$739,868,145
Distributions in excess of net investment income	(721,845)
Net unrealized appreciation (depreciation)	60,823,176
Accumulated net realized gain (loss)	(127,138,575)
Net assets, at value	$672,830,901

24 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2015

Class Z:
Net assets, at value	$178,156,602
Shares outstanding	9,073,732
Net asset value and maximum offering price per share	$19.63
Class A:
Net assets, at value	$360,278,065
Shares outstanding	18,295,555
Net asset value per share[a]	$19.69
Maximum offering price per share (net asset value per share ÷ 94.25%)	$20.89
Class C:
Net assets, at value	$132,974,879
Shares outstanding	6,780,701
Net asset value and maximum offering price per share[a]	$19.61
Class R6:
Net assets, at value	$1,421,355
Shares outstanding	71,927
Net asset value and maximum offering price per share	$19.76

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2015

Investment income:
Dividends (net of foreign taxes of $697,683)	$13,405,541
Interest	63,706
Income from securities loaned	6,740
Other income (Note 1f)	910,985
Total investment income	14,386,972
Expenses:
Management fees (Note 3a)	4,712,925
Distribution fees: (Note 3c)
Class A	822,531
Class C	1,051,749
Transfer agent fees: (Note 3e)
Class Z	241,171
Class A	526,460
Class C	185,898
Class R6	337
Custodian fees (Note 4)	55,841
Reports to shareholders	75,350
Registration and filing fees	82,321
Professional fees	156,657
Trustees’ fees and expenses	14,068
Other	49,124
Total expenses	7,974,432
Expense reductions (Note 4)	(432)
Expenses waived/paid by affiliates (Note 3f)	(325)
Net expenses	7,973,675
Net investment income	6,413,297
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	14,897,227
Foreign currency transactions	13,537,522
Futures contracts	1,882,682
Net realized gain (loss)	30,317,431
Net change in unrealized appreciation (depreciation) on:
Investments	1,783,886
Translation of other assets and liabilities denominated in foreign currencies	(4,479,837)
Futures contracts	16,219
Net change in unrealized appreciation (depreciation)	(2,679,732)
Net realized and unrealized gain (loss)	27,637,699
Net increase (decrease) in net assets resulting from operations	$34,050,996

26 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$6,413,297	$4,750,958
Net realized gain (loss)	30,317,431	55,717,443
Net change in unrealized appreciation (depreciation)	(2,679,732)	(15,985,768)
Net increase (decrease) in net assets resulting from operations	34,050,996	44,482,633
Distributions to shareholders from:
Net investment income:
Class Z	(2,528,422)	(2,206,551)
Class A	(4,347,602)	(4,298,998)
Class C	(866,630)	(912,109)
Class R6	(18,925)	(162)
Total distributions to shareholders	(7,761,579)	(7,417,820)
Capital share transactions: (Note 2)
Class Z	59,444,061	(1,989,359)
Class A	90,685,735	(6,235,910)
Class C	38,200,826	(4,277,422)
Class R6	1,458,822	6,199
Total capital share transactions	189,789,444	(12,496,492)
Net increase (decrease) in net assets	216,078,861	24,568,321
Net assets:
Beginning of year	456,752,040	432,183,719
End of year	$672,830,901	$456,752,040
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(721,845)	$1,782,857

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are

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NOTES TO FINANCIAL STATEMENTS

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2015, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2015, the Fund received $1,141,653 in United Kingdom Treasury Bonds and U.S. Treasury, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Restricted Cash

At December 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk

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NOTES TO FINANCIAL STATEMENTS

with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $920,095 from Swe-den for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its Fund’s financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,

		2015		2014

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	4,075,813	$80,768,459	900,157	$15,916,337
Shares issued in reinvestment of distributions	120,121	2,312,900	108,683	1,990,815
Shares redeemed	(1,219,045)	(23,637,298)	(1,142,574)	(19,896,511)
Net increase (decrease)	2,976,889	$59,444,061	(133,734)	$(1,989,359)

Class A Shares:
Shares sold	9,859,370	$194,934,822	3,011,856	$53,245,431
Shares issued in reinvestment of distributions	218,808	4,214,727	226,229	4,156,062
Shares redeemed	(5,609,806)	(108,463,814)	(3,597,075)	(63,637,403)
Net increase (decrease)	4,468,372	$90,685,735	(358,990)	$(6,235,910)

Class C Shares:
Shares sold	2,695,436	$52,859,589	675,189	$11,864,749
Shares issued in reinvestment of distributions	43,382	824,724	47,533	870,024
Shares redeemed	(810,404)	(15,483,487)	(975,769)	(17,012,195)
Net increase (decrease)	1,928,414	$38,200,826	(253,047)	$(4,277,422)

Class R6 Shares:
Shares sold	70,704	$1,447,899	331	$6,129
Shares issued in reinvestment of distributions	964	18,816	4	70
Shares redeemed	(412)	(7,893)	—	—
Net increase (decrease)	71,256	$1,458,822	335	$6,199

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$190,563
CDSC retained	$16,769

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2015, the Fund paid transfer agent fees of $953,866, of which $431,556 was retained by Investor Services.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2015	$24,246
[b]Increase in projected benefit obligation	$1,709
Benefit payments made to retired trustees	$(460)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$20,044,095
2017	73,527,713
2018	31,091,133
Total capital loss carryforwards	$124,662,941

During the year ended December 31, 2015, the Fund utilized $25,843,125 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$7,761,579	$7,417,820

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NOTES TO FINANCIAL STATEMENTS

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$608,065,092
Unrealized appreciation	$104,041,482
Unrealized depreciation	(48,473,941)
Net unrealized appreciation (depreciation)	$55,567,541
Distributable earnings – undistributed ordinary income	$1,140,220

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $281,274,875 and $120,175,363, respectively.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares/		Acquisition
Units	Issuer	Dates	Cost	Value
4,357,178	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	$—	$—
3,000,000	Hightower Holding LLC, pfd., A	3/31/08 - 1/05/10	2,362,324	3,302,700
968,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	2,420,000	2,298,710
	Total Restricted Securities (Value is 0.83% of Net Assets)		$4,782,324	$5,601,410

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FRANKLIN MUTUAL FINANCIAL SERIES FUNDS
NOTES TO FINANCIAL STATEMENTS

9. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$359,328	[a]
	Unrealized appreciation on	3,447,263		Unrealized depreciation on	$472,357
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Totals		$3,806,591			$472,357

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of Operations	Gain (Loss)		Statement of Operations	(Depreciation)
Hedging Instruments	Locations	for the Year		Locations	for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$14,162,421	[a]	Translation of other assets and	$(4,483,487)[a]
				liabilities denominated in
				foreign currencies
	Futures contracts	1,882,682		Futures contracts	16,219
Totals		$16,045,103			$(4,467,268)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the average month end fair value of derivatives represented 1.13% of average month end net assets. The average month end number of open derivative contracts for the year was 184.

See Note 1(c) regarding derivative financial instruments.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
AB&T Financial Corp.
(Value is 0.01% of Net
Assets)	226,100	—	—	226,100	$76,874	$ —	$ —

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NOTES TO FINANCIAL STATEMENTS

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Banks	$179,004,702	$5,434,303	$—	$184,439,005
Diversified Financial Services	14,178,974	—	5,601,410	19,780,384
All Other Equity Investments[b]	378,610,992	—	—	378,610,992
Companies in Liquidation	—	436,843	—[c]	436,843
Short Term Investments	72,165,429	8,199,980	—	80,365,409
Total Investments in Securities	$643,960,097	$14,071,126	$5,601,410	$663,632,633
Other Financial Instruments
Futures Contracts	$359,328	$—	$—	$359,328
Forward Exchange Contracts	—	3,447,263	—	3,447,263
Total Other Financial Instruments	$359,328	$3,447,263	$—	$3,806,591

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$472,357	$—	$472,357

[a]Includes common, convertible preferred and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at December 31, 2015.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS

12. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2015, the reconciliation of assets, is as follows:

								Net Change in
								Unrealized
								Appreciation
	Balance at		Transfers			Net Unrealized		(Depreciation)
	Beginning	Purchases	Into (Out of)	Cost Basis	Net Realized	Appreciation	Balance at	on Assets Held
	of Year	(Sales)	Level 3	Adjustments[a]	Gain (Loss)	(Depreciation)	End of Year	at Year End

Assets:
Investments in Securities:
Equity Investments:[b]
Diversified Financial
Services	$5,496,455	$—	$—	$—	$—	$104,955	$5,601,410	$104,955
Insurance	—[c]	—	—	(2,914)	(695,872)	698,786	—	—
Total Investments in
Securities	$5,496,455	$—	$—	$(2,914)	$(695,872)	$803,741	$5,601,410	$104,955

[a]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
[b]Includes common and preferred stocks.
[c]Includes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2015, are as follows:

	Fair Value			Impact to Fair
	at End of		Amount/	Value if Input
Description	Year Valuation Technique Unobservable Inputs		Range	Increases[a]

Assets:
Investments in Securities:
Equity Investments:[b]
Diversified Financial Services	$5,601,410 Discounted	Cost of equity	15%	Decrease[c]
	Cash Flow	Revenue growth rate	6.2% - 10.8%	Increase[c]
	Model	Adjusted EBITDA margin	17.7% - 22.7%	Increase[d]

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes preferred stocks.
cRepresents a significant impact to fair value and net assets.
dRepresents a significant impact to fair value but not net assets.

Abbreviations List
EBITDA - Earnings before interest, taxes, depreciation and amortization

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	FHLB Federal Home Loan Bank
BBU	Barclays Bank PLC	EUR	Euro
BONY	Bank of New York Mellon	GBP	British Pound
DBFX	Deutsche Bank AG	USD	United States Dollar
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Financial Services Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Financial Services Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Financial Services Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2016

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Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 45.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $10,500,526 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	41	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (2014-present), Ares
Short Hills, NJ 07078-2789				Capital Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Trustee since	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	and Vice	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway	Chairman	Chairman since		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789	of the	April 2015		(1999-2015).
Board

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putnam Lovell NBF.

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since	41	Emeritus Corporation (assisted living)
One Franklin Parkway		April 2015		(1999-2010) and OSI Pharmaceuticals,
San Mateo, CA 94403-1906				Inc. (pharmaceutical products)
(2006-2010).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2001-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Robert E. Wade (1946)	Trustee	Trustee since		41	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	and	1993	and		(2003-present).
101 John F. Kennedy Parkway	Chairman	Chairman
Short Hills, NJ 07078-2789	of the	of the Board
	Board	since 2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since		17	None
One Franklin Parkway		April 2015
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

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Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	164	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President,	since 2007,		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	and Chief	President, and		(2010-2011).
Short Hills, NJ 07078-2702	Executive	Chief Executive
	Officer –	Officer –
	Investment	Investment
	Management	Management
since 2005

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway	President
Short Hills NJ 07078-2789

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Secretary	Secretary	Not Applicable	Not Applicable
One Franklin Parkway	and Vice	since 2005 and
San Mateo, CA 94403-1906	President	Vice President
since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President –
St. Petersburg, FL 33716-1205	AML
Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief
Fort Lauderdale, FL 33301-1923	Financial
Officer
and Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
December 31, 2015

Franklin Mutual Global Discovery Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Franklin Mutual Global Discovery Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and Statement of Investments	15
Financial Statements	28
Notes to Financial Statements	32
Report of Independent Registered
Public Accounting Firm	44
Tax Information	45
Board Members and Officers	46
Shareholder Information	51

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Mutual Global Discovery Fund

This annual report for Franklin Mutual Global Discovery Fund covers the fiscal year ended December 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, by investing primarily in equity securities of companies of any nation that we believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares had a -3.36% cumulative total return for the 12 months ended December 31, 2015. In comparison, the MSCI World Index, which tracks stock performance in global developed markets, had a -0.32% total return, and the Standard & Poor’s 500® Index (S&P 500®), which is a broad measure of U.S. stock performance, posted a +1.38% total return.1 You can find more of Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were down slightly for the year despite some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range for the first time in nine years, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 20.

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U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the Fed increased its target range for the federal funds rate to 0.25%–0.50%, as policy-makers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projections.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the year from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

In emerging markets, economic growth generally moderated. In China, the government’s intervention to cool domestic stock market speculation and its effective currency devaluation led to a severe slump in emerging market stocks from June through August. In October, emerging market equities gained after China expanded its monetary and fiscal stimulus to support its economy. In Brazil, falling prices for energy and other commodities coincided with an economic recession, rising unemployment and political uncertainty, leading to equity weakness and currency depreciation. Emerging equity markets recovered some of their losses after the Fed increased its target interest rate in December. Central bank actions varied across emerging markets during the 12 months under review, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the 12-month period.

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/15
% of Total
Net Assets
Banks	14.9%
Insurance	12.1%
Pharmaceuticals	7.6%
Media	5.8%
Software	5.7%
Oil, Gas & Consumable Fuels	5.2%
Tobacco	5.2%
Food & Staples Retailing	3.6%
Health Care Equipment & Supplies	3.3%
Technology Hardware, Storage & Peripherals	3.2%

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers,

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commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbi-trage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the 12 months under review, stocks in most global markets declined after a three-year ascent. Globally, several major central banks became more accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and countries. To drive further growth, an increasing number of companies took advantage of low interest rates to finance deals. In this environment, we saw a number of opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among global investors regarding China and other emerging markets, global commodity prices, U.S. monetary policy divergence and geopolitical events. However, with the support of global quantitative easing, many corporations have been able to build strong balance sheets, focus intensely on improving efficiency, maintain historically high margins and return a significant amount of capital to shareholders.

Merger and acquisition (M&A) activity accelerated in the past 12 months, helping to support valuations. Deal volumes reached historical highs and regulators globally increased their scrutiny of potential negative effects of high concentration. Such an environment — active M&A combined with regulatory uncertainty, greater complexity and market volatility — may provide attractive investment opportunities. We seek to use a mixture of merger arbitrage positions and investments in one or both of the companies to participate in these opportunities. The traditional merger arbitrage positions are constructed solely to benefit from deal completion, while unhedged investments in one or both companies can allow the Fund to benefit from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we felt bankruptcies were limited, except in the energy and mining sectors. Increased stress in high yield markets, particularly in energy credit, has expanded the potential opportunity set for us. For non-energy firms, costs of issuing debt are climbing and these debt securities are starting to look attractive to us. Within energy, declining commodity prices increased financial pressures for a growing number of issuers. At year-end, a record level of crude oil inventories and insistence by Saudi Arabia that it will not reduce production provide little reason to expect a quick recovery in crude oil prices, implying to us an increased likelihood of new investment opportunities in energy sector debt.

Turning to Fund performance, top contributors included multinational software company Microsoft, insurer NN Group and pharmaceutical company Hospira.2

Shares of Microsoft rose as earnings improved and the company’s cloud computing services gained momentum. In April and October, Microsoft’s quarterly earnings exceeded consensus estimates despite a challenging environment for personal computer sales. Revenue outperformance and cost controls helped drive the solid results, highlighted by the strong performance of Microsoft’s cloud computing operations, which include Azure and Office365. We believe Microsoft’s cloud computing business has the potential to grow and become increasingly profitable as technology users become more comfortable relying on cloud infrastructure and applications. Supporting this belief were the company’s assertions that the growth in Office365 subscriptions began to fully offset the decline in transactional, one-time license purchases. October’s quarterly results also showed strength in the adoption of Microsoft’s new Windows 10 operating system.

NN Group is a Dutch insurer spun out of ING Groep. The company followed through successfully on its efforts to reduce expenses and improve return on equity, a measure of the amount earned on a company’s common stock investment. Results for several quarters were positive, and the company stated in November that it had reached its expense savings target a year early but would continue to push for further efficiencies. The company also periodically repurchased shares from ING Groep to help meet ING’s goal to fully divest its insurance and investment management holdings by the end of 2016, as

2. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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required under ING’s restructuring agreement with the European Commission.

Hospira is a global pharmaceutical and medical device company specializing in injectable generic drugs and biosimilars — drugs highly similar to medications licensed by other firms. Shares rose sharply in early February following the announcement that Pfizer had reached an agreement to acquire Hospira. We believed the deal, which closed in early September, made sense as Hospira offered Pfizer a strong leadership position in injectables and an attractive high-growth generics market, and the deal positioned Pfizer as a top-tier biosimilars company with a strong pipeline. This acquisition news was in line with our views on industry consolidation and more specifically on Hospira as a highly attractive asset in the generics industry.

During the period under review, some of the Fund’s investments that negatively affected performance were retailer Macy’s, oil and gas exploration and production company Marathon Oil and electricity producer NRG Energy.

U.S.-based Macy’s operates department stores and online shopping sites under its brand names Macy’s and Bloomingdales. The company’s stock price plunged in November after announcing, after months of review by its board, that it would continue to explore real estate transactions on an individual basis but would not place its property assets into a real estate investment trust (REIT). The company stated that, in its judgment, forming a REIT did not offer sufficient upside potential, and it would explore other real estate-related structures. Shares were also hurt by weak quarterly results announced in August and November, largely driven by unseasonably warm weather and reduced buying by international visitors due to a stronger U.S. dollar.

Marathon Oil’s stock price closely followed the decline in crude oil. In October, Marathon Oil announced a dividend cut, a move that preserves capital and puts the company’s capital allocation policies more in line with its exploration and production peer group, in our analysis. We believed this move could allow for a smaller reduction in capital spending and a corresponding improvement in its production profile, which we welcomed given the returns available from the company’s resource base. The company also announced a significant reduction in its deepwater exploration program, an action we viewed favorably given the program’s lackluster returns in recent years. We continued to believe that Marathon Oil’s relatively low-cost assets would enable it to weather the current downturn with the potential to generate strong returns if the environment improves.

NRG Energy is a U.S.-based integrated wholesale power generation and retail electricity company that includes solar and renewable energy businesses. The stock price declined in 2015 as natural gas and coal prices decreased, resulting in lower revenues for NRG’s wholesale power operation which sells electricity at market rates that move in line with fuel costs. In mid-December, the price of natural gas retreated to its lowest level since 2002. Investors also became increasingly unhappy with the short-term lack of return on investment from the company’s solar power business. As a result, NRG announced in September that it would package its solar power, electric vehicle charging and renewable energy operations into a new company.

During the year, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, and currency futures had a negligible impact.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Top 10 Equity Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	2.7%
Software, U.S.
Merck & Co. Inc.	2.1%
Pharmaceuticals, U.S.
Medtronic PLC	2.0%
Health Care Equipment & Supplies, U.S.
NN Group NV	1.9%
Insurance, Netherlands
ACE Ltd.	1.8%
Insurance, U.S.
Wells Fargo & Co.	1.7%
Banks, U.S.
British American Tobacco PLC	1.6%
Tobacco, U.K.
Novartis AG, ADR	1.6%
Pharmaceuticals, Switzerland
Eli Lilly & Co.	1.6%
Pharmaceuticals, U.S.
American International Group Inc.	1.5%
Insurance, U.S.

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Thank you for your continued participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

Peter Langerman has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Global Discovery Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been lead portfolio manager for Franklin Mutual European Fund since 2005 and co-portfolio manager for Franklin Mutual International Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the Franklin Mutual Series investment group in 2010 and currently serves as co-portfolio manager for Franklin Mutual Global Discovery Fund, and as a research analyst, is responsible for the analysis of the global energy and chemical industries. Mr. Rankin had previously worked at Franklin Mutual Series from 1997 through 2004. Mr. Rankin has over 20 years of experience in the investment management industry, including over 10 years with Franklin Mutual Series as a research analyst and portfolio manager. Most recently, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with Franklin Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

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Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)		12/31/15	12/31/14		Change
Z (MDISX)		$29.35	$33.32	-$	3.97
A (TEDIX)		$28.86	$32.81	-$	3.95
C (TEDSX)		$28.55	$32.49	-$	3.94
R (TEDRX)		$28.51	$32.43	-$	3.92
R6 (FMDRX)		$29.35	$33.33	-$	3.98

Distributions[1] (1/1/15–12/31/15)

	Dividend	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain		Total
Z	$0.5529	$0.2677	$1.9755		$2.7961
A	$0.4649	$0.2677	$1.9755		$2.7081
C	$0.2357	$0.2677	$1.9755		$2.4789
R	$0.3871	$0.2677	$1.9755		$2.6303
R6	$0.6041	$0.2677	$1.9755		$2.8473

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 12/31/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[3]	Total Return[4]	Investment[5]	Operating Expenses[6]
Z				0.99%
1-Year	-3.36%	-3.36%	$9,664
5-Year	+41.43%	+7.18%	$14,143
10-Year	+92.83%	+6.79%	$19,283
A				1.29%
1-Year	-3.63%	-9.16%	$9,084
5-Year	+39.37%	+5.61%	$13,136
10-Year	+87.17%	+5.84%	$17,640
C				1.99%
1-Year	-4.33%	-5.20%	$9,480
5-Year	+34.59%	+6.12%	$13,459
10-Year	+74.53%	+5.73%	$17,453
R				1.49%
1-Year	-3.82%	-3.82%	$9,618
5-Year	+37.95%	+6.65%	$13,795
10-Year	+83.43%	+6.25%	$18,343
R6				0.85%
1-Year	-3.23%	-3.23%	$9,677
Since Inception (5/1/13)	+17.06%	+6.08%	$11,706

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class C: Class R: Class R6:

Shares are available to certain eligible investors as described in the prospectus.

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The MSCI World
Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
Z
Actual	$1,000	$939.90	$4.84
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04
A
Actual	$1,000	$938.80	$6.11
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.36
C
Actual	$1,000	$935.40	$9.71
Hypothetical (5% return before expenses)	$1,000	$1,015.17	$10.11
R
Actual	$1,000	$937.80	$7.28
Hypothetical (5% return before expenses)	$1,000	$1,017.69	$7.58
R6
Actual	$1,000	$940.80	$4.06
Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.99%; A: 1.25%; C: 1.99%; R: 1.49%; and R6: 0.83%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended December 31,
	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$33.32	$33.73	$28.65	$27.47	$29.54
Income from investment operations[a]:
Net investment income[b]	0.53	0.82 [c]	0.55	0.56	0.61
Net realized and unrealized gains (losses)	(1.71)	0.97	6.74	3.21	(1.46)
Total from investment operations	(1.18)	1.79	7.29	3.77	(0.85)
Less distributions from:
Net investment income	(0.55)	(0.82)	(0.57)	(0.57)	(0.55)
Net realized gains	(2.24)	(1.38)	(1.64)	(2.02)	(0.67)
Total distributions	(2.79)	(2.20)	(2.21)	(2.59)	(1.22)
Net asset value, end of year	$29.35	$33.32	$33.73	$28.65	$27.47

Total return	(3.36)%	5.33%	25.64%	13.64%	(2.68)%

Ratios to average net assets
Expenses[d]	0.99%[e,f]	0.99%[e]	0.98%[e]	1.02%	1.01%
Expenses incurred in connection with securities sold short	0.02%	0.03%	—%[g]	—%[g]	—%[g]
Net investment income	1.56%	2.38%[c]	1.68%	1.89%	2.11%

Supplemental data
Net assets, end of year (000’s)	$9,132,752	$10,375,518	$9,529,245	$7,417,041	$7,159,033
Portfolio turnover rate	21.79%	23.66%	23.57%	24.65%	33.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.
dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.81	$33.24	$28.27	$27.14	$29.19
Income from investment operations[a]:
Net investment income[b]	0.42	0.71 [c]	0.44	0.46	0.52
Net realized and unrealized gains (losses)	(1.67)	0.96	6.65	3.17	(1.44)
Total from investment operations	(1.25)	1.67	7.09	3.63	(0.92)
Less distributions from:
Net investment income	(0.46)	(0.72)	(0.48)	(0.48)	(0.46)
Net realized gains	(2.24)	(1.38)	(1.64)	(2.02)	(0.67)
Total distributions	(2.70)	(2.10)	(2.12)	(2.50)	(1.13)
Net asset value, end of year	$28.86	$32.81	$33.24	$28.27	$27.14

Total return[d]	(3.63)%	5.01%	25.26%	13.34%	(2.99)%

Ratios to average net assets
Expenses[e]	1.27%[f,g]	1.29%[f]	1.28%[f]	1.32%	1.31%
Expenses incurred in connection with securities sold
short	0.02%	0.03%	—%[h]	—%[h]	—%[h]
Net investment income	1.28%	2.08%[c]	1.38%	1.59%	1.81%

Supplemental data
Net assets, end of year (000’s)	$11,274,721	$11,573,196	$10,785,375	$7,977,279	$7,617,500
Portfolio turnover rate	21.79%	23.66%	23.57%	24.65%	33.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.49	$32.94	$28.05	$26.95	$28.97
Income from investment operations[a]:
Net investment income[b]	0.18	0.47 [c]	0.22	0.25	0.32
Net realized and unrealized gains (losses)	(1.64)	0.95	6.58	3.14	(1.42)
Total from investment operations	(1.46)	1.42	6.80	3.39	(1.10)
Less distributions from:
Net investment income	(0.24)	(0.49)	(0.27)	(0.27)	(0.25)
Net realized gains	(2.24)	(1.38)	(1.64)	(2.02)	(0.67)
Total distributions	(2.48)	(1.87)	(1.91)	(2.29)	(0.92)
Net asset value, end of year	$28.55	$32.49	$32.94	$28.05	$26.95

Total return[d]	(4.33)%	4.28%	24.39%	12.53%	(3.64)%

Ratios to average net assets
Expenses[e]	1.99%[f,g]	1.99%[f]	1.98%[f]	2.02%	2.01%
Expenses incurred in connection with securities sold short	0.02%	0.03%	—%[h]	—%[h]	—%[h]
Net investment income	0.56%	1.38%[c]	0.68%	0.89%	1.11%

Supplemental data
Net assets, end of year (000’s)	$2,983,216	$3,077,691	$2,894,908	$2,222,484	$2,268,995
Portfolio turnover rate	21.79%	23.66%	23.57%	24.65%	33.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.43	$32.88	$27.98	$26.89	$28.93
Income from investment operations[a]:
Net investment income[b]	0.35	0.65 [c]	0.37	0.39	0.46
Net realized and unrealized gains (losses)	(1.64)	0.93	6.58	3.14	(1.42)
Total from investment operations	(1.29)	1.58	6.95	3.53	(0.96)
Less distributions from:
Net investment income	(0.39)	(0.65)	(0.41)	(0.42)	(0.41)
Net realized gains	(2.24)	(1.38)	(1.64)	(2.02)	(0.67)
Total distributions	(2.63)	(2.03)	(2.05)	(2.44)	(1.08)
Net asset value, end of year	$28.51	$32.43	$32.88	$27.98	$26.89

Total return	(3.82)%	4.77%	25.02%	13.09%	(3.17)%

Ratios to average net assets
Expenses[d]	1.49%[e,f]	1.49%[e]	1.48%[e]	1.52%	1.51%
Expenses incurred in connection with securities sold short	0.02%	0.03%	—%[g]	—%[g]	—%[g]
Net investment income	1.06%	1.88%[c]	1.18%	1.39%	1.61%

Supplemental data
Net assets, end of year (000’s)	$468,425	$528,439	$539,613	$458,142	$434,893
Portfolio turnover rate	21.79%	23.66%	23.57%	24.65%	33.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.
dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gRounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL H IGHLIGHTS

	Year Ended December 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$33.33	$33.73	$31.42
Income from investment operations[b]:
Net investment income[c]	0.55	0.85 [d]	0.40
Net realized and unrealized gains (losses)	(1.69)	1.00	4.17
Total from investment operations	(1.14)	1.85	4.57
Less distributions from:
Net investment income	(0.60)	(0.87)	(0.62)
Net realized gains	(2.24)	(1.38)	(1.64)
Total distributions	(2.84)	(2.25)	(2.26)
Net asset value, end of year	$29.35	$33.33	$33.73

Total return[e]	(3.23)%	5.46%	14.71%

Ratios to average net assets[f]
Expenses[g,h]	0.84%[i]	0.85%	0.84%
Expenses incurred in connection with securities sold short	0.02%	0.03%	—%[j]
Net investment income	1.71%	2.52%[d]	1.83%

Supplemental data
Net assets, end of year (000’s)	$229,765	$137,922	$10,535
Portfolio turnover rate	21.79%	23.66%	23.57%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 19

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Statement of Investments, December 31, 2015

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 91.9%
Aerospace & Defense 0.5%
B/E Aerospace Inc	United States	2,140,150	$90,678,156
[a]KLX Inc	United States	1,070,075	32,947,609
			123,625,765
Auto Components 0.6%
Cie Generale des Etablissements Michelin, B	France	1,343,160	128,246,762
[a,b]International Automotive Components Group Brazil LLC	Brazil	3,819,425	39,275
[a,b,c,d]International Automotive Components Group North America LLC	United States	35,491,081	19,160,393
			147,446,430
Automobiles 1.3%
General Motors Co	United States	6,291,420	213,971,194
Hyundai Motor Co	South Korea	699,956	88,736,967
			302,708,161
Banks 14.9%
Barclays PLC	United Kingdom	70,083,673	226,123,316
BNP Paribas SA	France	3,905,802	221,595,039
Capital Bank Financial Corp., A	United States	866,477	27,709,934
[e]Capital Bank Financial Corp., B, 144A, non-voting	United States	2,980,444	95,314,599
CIT Group Inc	United States	5,123,224	203,391,993
Citigroup Inc	United States	5,809,671	300,650,474
Citizens Financial Group Inc	United States	10,800,951	282,876,907
[a]Commerzbank AG	Germany	22,356,020	232,448,615
HSBC Holdings PLC	United Kingdom	22,629,178	178,845,624
JPMorgan Chase & Co	United States	4,857,660	320,751,290
KB Financial Group Inc	South Korea	2,889,991	81,513,134
PNC Financial Services Group Inc	United States	3,118,000	297,176,580
[a]Royal Bank of Scotland Group PLC	United Kingdom	49,173,000	218,885,190
Societe Generale SA	France	4,050,169	187,286,546
Standard Chartered PLC	United Kingdom	13,393,386	111,281,033
SunTrust Banks Inc	United States	4,238,534	181,578,797
Wells Fargo & Co	United States	7,620,708	414,261,687
			3,581,690,758
Beverages 1.8%
PepsiCo Inc	United States	2,913,866	291,153,491
SABMiller PLC	United Kingdom	2,213,410	132,765,626
			423,919,117
Chemicals 0.0%
[a,f,g]Dow Corning Corp., Contingent Distribution	United States	11,430,153	—
Communications Equipment 2.6%
Cisco Systems Inc	United States	7,847,650	213,102,936
Nokia Corp., ADR	Finland	26,956,874	189,237,255
Nokia OYJ, A	Finland	30,217,570	216,473,192
			618,813,383
Construction Materials 1.0%
[a]LafargeHolcim Ltd., B	Switzerland	4,698,655	235,870,605
Consumer Finance 0.4%
[a]Ally Financial Inc	United States	4,911,500	91,550,360
Diversified Consumer Services 0.1%
[a]Cengage Learning Holdings II LP	United States	1,149,083	26,428,909

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT O F INVESTMENTS

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 3.0%
China Telecom Corp. Ltd., H	China	483,026,220	$226,862,118
Deutsche Telekom AG	Germany	9,131,720	165,553,630
[a,f,g]Global Crossing Holdings Ltd., Contingent Distribution	United States	45,658,716	—
Koninklijke KPN NV	Netherlands	90,237,310	342,286,806
			734,702,554
Electric Utilities 1.0%
Enel SpA	Italy	57,851,401	244,577,497
Energy Equipment & Services 1.1%
Baker Hughes Inc	United States	5,695,389	262,842,202
Food & Staples Retailing 3.6%
CVS Health Corp	United States	2,333,967	228,191,954
Empire Co. Ltd., A	Canada	7,065,456	131,471,725
Metro AG	Germany	7,814,516	250,920,589
Walgreens Boots Alliance Inc	United States	2,998,912	255,372,351
			865,956,619
Health Care Equipment & Supplies 3.3%
Medtronic PLC	United States	6,335,336	487,314,045
Stryker Corp	United States	3,298,481	306,560,824
			793,874,869
Health Care Providers & Services 0.4%
Cigna Corp	United States	721,597	105,591,289
Hotels, Restaurants & Leisure 1.4%
Accor SA	France	6,111,782	265,590,119
Sands China Ltd	Hong Kong	22,540,000	76,925,350
			342,515,469
Independent Power & Renewable Electricity Producers 0.3%
NRG Energy Inc	United States	6,590,837	77,574,152
Industrial Conglomerates 2.1%
Jardine Matheson Holdings Ltd	Hong Kong	324,161	15,796,365
Jardine Strategic Holdings Ltd	Hong Kong	9,691,905	264,879,764
Koninklijke Philips NV	Netherlands	9,200,398	235,457,043
			516,133,172
Insurance 12.1%
ACE Ltd	United States	3,809,680	445,161,108
[a]Alleghany Corp	United States	81,228	38,821,298
The Allstate Corp	United States	3,758,825	233,385,444
American International Group Inc	United States	5,795,145	359,125,136
China Pacific Insurance (Group) Co. Ltd., H	China	47,081,044	193,484,159
MetLife Inc	United States	4,569,020	220,272,454
NN Group NV	Netherlands	12,604,933	445,678,126
PartnerRe Ltd	United States	1,511,133	211,165,725
PICC Property and Casualty Co. Ltd., H	China	87,987,293	174,608,823
RSA Insurance Group PLC	United Kingdom	18,896,626	118,791,682
White Mountains Insurance Group Ltd	United States	172,815	125,603,670
XL Group PLC	Ireland	8,946,830	350,536,799
			2,916,634,424
IT Services 0.7%
Xerox Corp	United States	16,670,797	177,210,572

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Annual Report

21

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT O F INVESTMENTS

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Machinery 1.3%
Caterpillar Inc	United States	3,330,793	$226,360,693
CNH Industrial NV	United Kingdom	6,569,123	45,240,400
CNH Industrial NV, special voting	United Kingdom	7,338,645	50,539,963
			322,141,056
Marine 0.8%
A.P. Moeller-Maersk AS, B	Denmark	150,055	196,072,508
Media 5.8%
Cablevision Systems Corp., A	United States	2,178,810	69,504,039
CBS Corp., B	United States	4,879,342	229,963,388
[a]Liberty Global PLC, C	United Kingdom	3,085,080	125,778,712
Relx PLC	United Kingdom	20,193,070	356,269,981
Time Warner Cable Inc	United States	1,851,179	343,560,311
Time Warner Inc	United States	2,174,747	140,640,888
Twenty-First Century Fox Inc., B	United States	4,401,800	119,861,014
			1,385,578,333
Metals & Mining 0.9%
Freeport-McMoRan Inc., B	United States	6,454,880	43,699,537
ThyssenKrupp AG	Germany	8,386,391	167,072,212
			210,771,749
Multiline Retail 0.6%
Macy’s Inc	United States	3,895,340	136,258,993
Oil, Gas & Consumable Fuels 5.2%
Anadarko Petroleum Corp	United States	1,013,816	49,251,181
Apache Corp	United States	1,890,444	84,068,045
BG Group PLC	United Kingdom	14,646,268	212,640,476
BP PLC	United Kingdom	31,838,677	166,127,299
China Shenhua Energy Co. Ltd., H	China	67,067,936	105,575,869
CONSOL Energy Inc	United States	6,803,702	53,749,246
Kinder Morgan Inc	United States	10,586,220	157,946,402
Marathon Oil Corp	United States	10,776,006	135,669,915
Murphy Oil Corp	United States	1,168,040	26,222,498
Royal Dutch Shell PLC, A	United Kingdom	9,563,787	219,148,857
[a]Whiting Petroleum Corp	United States	5,054,593	47,715,358
			1,258,115,146
Paper & Forest Products 0.6%
International Paper Co	United States	3,546,770	133,713,229
[a]Verso Corp	United States	1,100,202	21,894
			133,735,123
Pharmaceuticals 7.6%
Eli Lilly & Co	United States	4,444,539	374,496,856
GlaxoSmithKline PLC	United Kingdom	11,583,047	234,409,973
Merck & Co. Inc	United States	9,354,960	494,128,988
Novartis AG, ADR	Switzerland	4,434,247	381,522,612
Teva Pharmaceutical Industries Ltd., ADR	Israel	5,428,769	356,344,397
			1,840,902,826
Semiconductors & Semiconductor Equipment 0.4%
SK Hynix Inc	South Korea	3,551,578	92,921,037

22 Annual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT O F INVESTMENTS

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Software 5.7%
[a]Check Point Software Technologies Ltd	Israel	3,590,310	$292,179,428
Microsoft Corp	United States	11,841,792	656,982,620
Open Text Corp	Canada	3,293,230	157,844,514
Symantec Corp	United States	12,534,725	263,229,225
			1,370,235,787
Specialty Retail 1.1%
Kingfisher PLC	United Kingdom	54,981,343	267,025,964
Technology Hardware, Storage & Peripherals 3.2%
EMC Corp	United States	10,498,000	269,588,640
Hewlett Packard Enterprise Co	United States	6,436,730	97,838,296
HP Inc	United States	6,436,730	76,210,883
Lenovo Group Ltd	China	72,932,361	74,060,203
Samsung Electronics Co. Ltd	South Korea	241,185	258,564,209
			776,262,231
Tobacco 5.2%
Altria Group Inc	United States	4,070,986	236,972,095
British American Tobacco PLC	United Kingdom	6,977,821	387,845,794
Imperial Tobacco Group PLC	United Kingdom	4,677,039	247,243,314
Philip Morris International Inc	United States	1,484,505	130,502,835
Reynolds American Inc	United States	5,314,268	245,253,468
			1,247,817,506
Wireless Telecommunication Services 1.3%
Vodafone Group PLC	United Kingdom	94,517,600	307,884,402
Total Common Stocks and Other Equity Interests
(Cost $19,482,601,747)			22,135,388,968
Preferred Stocks 1.2%
Automobiles 1.2%
Volkswagen AG, pfd	Germany	2,006,522	291,519,426
Diversified Financial Services 0.0%†
[a,b]Hightower Holding LLC, pfd., A, Series 2	United States	3,048,000	7,238,086
Total Preferred Stocks (Cost $428,701,309)			298,757,512

		Principal
		Amount
Corporate Notes and Senior Floating Rate Interests 2.1%
Avaya Inc.,
[e]senior note, 144A, 10.50%, 3/01/21	United States	$98,429,000	33,958,005
[e]senior secured note, 144A, 7.00%, 4/01/19	United States	51,741,000	38,805,750
[h,i]Term B-3 Loan, 4.823%, 10/26/17	United States	51,898,103	40,523,751
[h,i]Term B-6 Loan, 6.50%, 3/30/18	United States	34,017,476	25,924,140
[h,i]Term B-7 Loan, 6.25%, 5/29/20	United States	32,694,608	22,995,197
[h,i]Belk Inc., Closing Date Term Loan, 5.75%, 12/10/22	United States	51,197,000	45,778,668
[h,i]Cengage Learning Acquisitions Inc., Original Term Loans,
7.00%, 3/31/20	United States	6,962,834	6,771,356
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	95,618,000	71,115,888
[h,i]Tranche D Term Loan, 7.174%, 1/30/19	United States	117,978,997	83,175,193
[h,i]Tranche E Term Loan, 7.924%, 7/30/19	United States	37,921,652	26,766,353
[h,i]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	47,383,905	46,628,748

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT O F INVESTMENTS

		Principal
	Country	Amount	Value
Corporate Notes and Senior Floating Rate
Interests (continued)
NGPL PipeCo LLC,
[e]senior secured note, 144A, 9.625%, 6/01/19	United States	$62,806,000	$59,037,640
[h,i]Term Loan, 6.75%, 9/15/17	United States	3,148,200	2,982,920
Total Corporate Notes and Senior Floating Rate Interests
(Cost $640,360,416)			504,463,609
Corporate Notes and Senior Floating Rate Interests in
Reorganization 0.9%
[b,j]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	8,893	—
[h,i,j]Caesars Entertainment Operating Co. Inc., 1.50%, 3/01/17,
Term B-5-B Loans	United States	13,307,605	11,577,617
Term B-6-B Loans	United States	63,441,299	55,828,343
Term B-7 Loans	United States	46,344,115	38,755,266
[j]Samson Investment Co., senior note, 9.75%, 2/15/20	United States	87,456,000	196,776
[h,i,j]Texas Competitive Electric Holdings Co. LLC, Term Loans,
4.908%, 10/10/17	United States	142,325,613	43,720,720
[e,j]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A,
4.726%, 10/01/20	United States	118,132,000	39,574,220
[j]Walter Energy Inc.,
[h,i]B Term Loan, 5.80%, 4/02/18	United States	55,667,214	15,586,820
[e]first lien, 144A, 6.33%, 10/15/19	United States	30,996,000	8,058,960
[e,k]second lien, 144A, PIK, 11.50%, 4/01/20	United States	27,033,380	69,248
Total Corporate Notes and Senior Floating Rate Interests
in Reorganization (Cost $473,117,044)			213,367,970

		Shares
Companies in Liquidation 0.1%
[a]Adelphia Recovery Trust	United States	45,477,593	181,910
[a,f]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	5,538,790	11,078
[a,f,g]Century Communications Corp., Contingent Distribution	United States	15,282,000	—
[a,b]FIM Coinvestor Holdings I, LLC	United States	30,279,560	—
[a,l]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	587,363,521	33,039,198
[a,f,g]NewPage Corp., Litigation Trust, Contingent Distribution	United States	145,817,000	—
[a,f,g]Tribune Media Litigation Trust, Contingent Distribution	United States	1,285,973	—
Total Companies in Liquidation (Cost $59,097,054)			33,232,186

		Principal
		Amount
Municipal Bonds (Cost $85,501,900) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$98,292,000	71,507,430
Total Investments before Short Term Investments
(Cost $21,169,379,470)			23,256,717,675
Short Term Investments 2.7%
U.S. Government and Agency Securities 2.7%
FHLB, 1/04/16	United States	26,600,000	26,600,000
[m,n]U.S. Treasury Bill, 1/07/16 - 6/09/16	United States	605,800,000	605,357,484
Total U.S. Government and Agency Securities
(Cost $631,946,257)			631,957,484

24 Annual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT O F INVESTMENTS

	Country	Shares	Value
Total Investments (Cost $21,801,325,727) 99.2%			$23,888,675,159
Securities Sold Short (0.2)%			(50,488,673)
Other Assets, less Liabilities 1.0%			250,692,148
Net Assets 100.0%			$24,088,878,634

[o]Securities Sold Short (Proceeds $62,022,823) (0.2)%
Common Stocks (0.2)%
Energy Equipment & Services (0.2)%
Halliburton Co	United States	$1,483,216	$(50,488,673)

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 10 regarding restricted securities.
cAt December 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.
dSee Note 12 regarding holdings of 5% voting securities.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2015, the aggregate value of these securities was $274,818,422, representing 1.14% of net assets.
fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
gSecurity has been deemed illiquid because it may not be able to be sold within seven days.
hThe coupon rate shown represents the rate at period end.
iSee Note 1(g) regarding senior floating rate interests.
jSee Note 8 regarding credit risk and defaulted securities.
kIncome may be received in additional securities and/or cash.
lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
mThe security is traded on a discount basis with no stated coupon rate.
nA portion or all of the security has been segregated as collateral for securities sold short and open forward contracts. At December 31, 2015, the value of this security and/or cash pledged amounted to $77,190,793, representing 0.32% of net assets.
oSee Note 1(e) regarding securities sold short.

At December, 31, 2015, the Fund had the following futures contracts outstanding. See Note 1(c).
Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD	Short	9,080	$1,235,561,000	3/14/16	$666,963	$—
GBP/USD	Short	7,333	675,277,638	3/14/16	17,388,249	—
Total Futures Contracts					$18,055,212	$—
Net unrealized appreciation (depreciation)					$18,055,212

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT O F INVESTMENTS

At December, 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	13,609,132	$15,013,418	1/06/16	$—	$(228,257)
Euro	BANT	Sell	16,532,104	18,347,329	1/06/16	386,608	—
Euro	BONY	Buy	11,080,847	12,224,922	1/06/16	—	(186,527)
Euro	BONY	Sell	119,112,929	130,279,766	1/06/16	873,731	—
Euro	DBFX	Buy	16,337,703	18,026,793	1/06/16	—	(277,272)
Euro	DBFX	Sell	8,140,227	9,044,159	1/06/16	200,496	—
Euro	FBCO	Buy	13,609,132	15,020,617	1/06/16	—	(235,456)
Euro	HSBC	Buy	10,880,702	11,976,356	1/06/16	—	(155,402)
Euro	SSBT	Buy	10,880,702	11,976,225	1/06/16	—	(155,271)
Euro	SSBT	Sell	125,861,789	137,898,506	1/06/16	1,160,410	—
Canadian Dollar	DBFX	Buy	126,757,314	93,473,842	1/19/16	19,720	(1,855,366)
Canadian Dollar	DBFX	Sell	309,763,619	232,650,239	1/19/16	8,710,044	(961)
Canadian Dollar	HSBC	Buy	2,598,211	1,940,238	1/19/16	—	(61,882)
Euro	BANT	Buy	24,065,648	26,292,267	1/20/16	—	(137,741)
Euro	BANT	Sell	3,050,480	3,336,798	1/20/16	21,539	—
Euro	BBU	Sell	3,050,481	3,338,782	1/20/16	23,522	—
Euro	BONY	Sell	1,721,041	1,883,884	1/20/16	13,458	—
Euro	DBFX	Buy	36,439,889	39,888,019	1/20/16	266	(285,444)
Euro	DBFX	Sell	3,482,139	3,803,401	1/20/16	19,015	—
Euro	FBCO	Buy	24,065,599	26,283,901	1/20/16	—	(129,427)
Euro	FBCO	Sell	118,221,737	129,504,842	1/20/16	1,021,556	—
Euro	HSBC	Buy	27,276,524	29,809,597	1/20/16	—	(165,493)
Euro	HSBC	Sell	114,562,246	125,427,473	1/20/16	921,319	—
Euro	SSBT	Buy	32,706,774	35,797,181	1/20/16	—	(251,486)
Euro	SSBT	Sell	36,271,106	40,593,335	1/20/16	1,173,928	—
British Pound	BANT	Sell	129,525,854	201,570,871	1/21/16	10,645,374	—
British Pound	DBFX	Buy	3,490,310	5,381,640	1/21/16	—	(236,804)
British Pound	FBCO	Buy	6,638,855	10,157,607	1/21/16	—	(371,710)
British Pound	FBCO	Sell	38,284,691	59,654,691	1/21/16	3,221,760	—
British Pound	HSBC	Sell	5,716,000	8,850,597	1/21/16	425,020	—
British Pound	SSBT	Sell	112,853,541	176,198,234	1/21/16	9,848,291	—
South Korean Won	BANT	Buy	9,307,020,469	8,024,677	2/12/16	—	(115,297)
South Korean Won	BANT	Sell	85,317,552,343	73,240,489	2/12/16	844,765	(109,646)
South Korean Won	FBCO	Buy	5,926,604,259	5,008,116	2/12/16	28,487	—
South Korean Won	FBCO	Sell	92,545,454,820	79,898,355	2/12/16	1,254,713	(4,212)
South Korean Won	HSBC	Buy	23,315,966,356	19,766,265	2/12/16	84,630	(36,300)
South Korean Won	HSBC	Sell 195,246,471,584		167,579,055	2/12/16	1,661,459	(8,608)
British Pound	BANT	Buy	9,051,690	13,966,269	2/19/16	—	(623,265)
British Pound	BANT	Sell	20,551,522	32,019,194	2/19/16	1,724,404	—
British Pound	BBU	Buy	10,528,379	$16,497,654	2/19/16	—	(977,877)
British Pound	BBU	Sell	4,536,287	6,884,133	2/19/16	197,238	—
British Pound	DBFX	Sell	153,041,778	238,258,924	2/19/16	12,661,591	—
British Pound	FBCO	Buy	29,011,929	45,448,292	2/19/16	—	(2,682,102)
British Pound	FBCO	Sell	189,941,823	294,700,632	2/19/16	14,709,319	—
British Pound	HSBC	Buy	26,196,857	41,273,646	2/19/16	—	(2,657,125)
British Pound	HSBC	Sell	8,459,344	12,632,845	2/19/16	163,013	—
British Pound	SSBT	Buy	7,513,981	11,808,248	2/19/16	—	(731,965)
British Pound	SSBT	Sell	4,363,490	6,743,565	2/19/16	311,389	—
Euro	BANT	Sell	169,656,330	191,329,834	2/22/16	6,791,486	—
Euro	BBU	Sell	1,728,437	1,950,813	2/22/16	70,759	—
Euro	BONY	Sell	3,661,407	4,152,072	2/22/16	169,492	—
Euro	DBFX	Sell	36,350,413	40,952,439	2/22/16	1,413,419	—
Euro	FBCO	Sell	36,513,895	41,248,814	2/22/16	1,531,971	—
Euro	HSBC	Sell	197,037,482	222,215,579	2/22/16	7,894,243	—
Euro	SSBT	Sell	33,887,636	38,294,048	2/22/16	1,433,836	—
Euro	BANT	Sell	9,346,211	10,208,334	4/01/16	31,373	—

26 Annual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT O F INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	DBFX	Sell	133,137,309	152,486,154	4/01/16	$7,514,767	$—
Euro	FBCO	Sell	18,586,575	20,020,842	4/01/16	—	(217,825)
Euro	HSBC	Sell	7,700,913	8,294,653	4/01/16	—	(90,765)
Euro	SSBT	Sell	142,483,518	162,689,584	4/01/16	7,541,238	—
Euro	BANT	Sell	146,314,349	166,888,164	4/18/16	7,479,743	—
Euro	BONY	Sell	6,790,585	7,531,777	4/18/16	133,484	—
Euro	DBFX	Sell	8,229,539	9,124,207	4/18/16	158,184	—
Euro	FBCO	Sell	29,750,151	33,005,950	4/18/16	593,377	—
Euro	HSBC	Sell	155,057,810	176,484,358	4/18/16	7,550,001	—
Euro	SSBT	Sell	50,079,574	55,502,654	4/18/16	941,322	—
British Pound	BANT	Sell	154,156,289	237,502,342	4/22/16	10,224,903	—
British Pound	DBFX	Sell	10,804,223	16,211,569	4/22/16	282,564	—
British Pound	FBCO	Sell	20,499,475	30,870,057	4/22/16	647,040	—
British Pound	HSBC	Sell	107,894,382	166,664,452	4/22/16	7,592,389	—
Euro	BANT	Sell	34,281,334	37,594,317	5/04/16	228,145	(2,680)
Euro	FBCO	Sell	10,893,702	11,789,672	5/04/16	—	(85,162)
Euro	HSBC	Sell	20,587,202	22,641,414	5/04/16	200,043	—
Euro	SSBT	Sell	365,315,132	392,859,893	5/04/16	—	(5,357,032)
South Korean Won	BANT	Sell	95,796,131,393	83,301,917	5/12/16	1,993,224	—
South Korean Won	FBCO	Sell	86,058,354,502	74,619,233	5/12/16	1,575,653	—
South Korean Won	HSBC	Sell	94,896,743,642	83,049,887	5/12/16	2,504,566	—
Swiss Franc	BANT	Sell	26,368,894	26,436,969	5/12/16	—	(41,654)
Swiss Franc	BONY	Buy	1,896,614	1,908,158	5/12/16	14,803	(18,454)
Swiss Franc	FBCO	Buy	17,727,834	18,044,614	5/12/16	—	(243,009)
Swiss Franc	HSBC	Buy	524,446	530,950	5/12/16	—	(4,322)
Swiss Franc	SSBT	Buy	6,220,000	6,340,880	5/12/16	—	(94,997)
Euro	BANT	Sell	191,784,052	206,052,547	5/18/16	—	(3,100,354)
Euro	DBFX	Sell	21,714,562	23,313,626	5/18/16	5,387	(372,893)
Euro	FBCO	Sell	187,158,152	201,198,347	5/18/16	21,406	(2,931,117)
Euro	HSBC	Sell	31,483,486	33,872,472	5/18/16	56,177	(518,480)
Euro	SSBT	Sell	16,060,754	17,169,218	5/18/16	5,964	(352,036)
British Pound	BANT	Sell	20,915,443	31,248,971	5/23/16	407,985	—
British Pound	DBFX	Sell	19,377,797	28,748,349	5/23/16	174,708	—
British Pound	FBCO	Sell	156,621,050	239,949,713	5/23/16	9,003,251	—
British Pound	HSBC	Sell	115,623,721	176,498,972	5/23/16	6,005,354	—
British Pound	SSBT	Sell	11,095,902	16,675,255	5/23/16	313,729	—
Total Forward Exchange Contracts						$164,833,051	$(26,111,676)
Net unrealized appreciation (depreciation)						$138,721,375

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 43.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$21,772,230,356
Cost - Non-controlled affiliates (Note 12)	29,095,371
Total cost of investments	$21,801,325,727
Value - Unaffiliated issuers	$23,869,514,766
Value - Non-controlled affiliates (Note 12)	19,160,393
Total value of investments	23,888,675,159
Cash	21,543,437
Restricted Cash (Note 1d)	25,410,000
Foreign currency, at value (cost $17,104,464)	17,007,664
Receivables:
Investment securities sold	47,344,016
Capital shares sold	36,784,083
Dividends and interest	52,728,658
Due from brokers	99,794,451
Variation margin	11,074,463
Unrealized appreciation on OTC forward exchange contracts	164,833,051
Other assets	3,478,431
Total assets	24,368,673,413
Liabilities:
Payables:
Investment securities purchased	42,327,959
Capital shares redeemed	79,793,010
Management fees	16,520,968
Distribution fees	10,330,238
Transfer agent fees	6,570,800
Trustees’ fees and expenses	792,511
Due to brokers	45,500,000
Securities sold short, at value (proceeds $62,022,823)	50,488,673
Unrealized depreciation on OTC forward exchange contracts	26,111,676
Accrued expenses and other liabilities	1,358,944
Total liabilities	279,794,779
Net assets, at value	$24,088,878,634
Net assets consist of:
Paid-in capital	$21,714,601,049
Distributions in excess of net investment income	(23,539,039)
Net unrealized appreciation (depreciation)	2,255,233,464
Accumulated net realized gain (loss)	142,583,160
Net assets, at value	$24,088,878,634

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2015

Class Z:
Net assets, at value	$9,132,751,629
Shares outstanding	311,165,223
Net asset value and maximum offering price per share	$29.35
Class A:
Net assets, at value	$11,274,721,056
Shares outstanding	390,726,744
Net asset value per share[a]	$28.86
Maximum offering price per share (net asset value per share ÷ 94.25%)	$30.62
Class C:
Net assets, at value	$2,983,215,589
Shares outstanding	104,473,117
Net asset value and maximum offering price per share[a]	$28.55
Class R:
Net assets, at value	$468,425,080
Shares outstanding	16,431,588
Net asset value and maximum offering price per share	$28.51
Class R6:
Net assets, at value	$229,765,280
Shares outstanding	7,827,943
Net asset value and maximum offering price per share	$29.35

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2015

Investment income:
Dividends (net of foreign taxes of $29,276,825)	$574,304,943
Interest	83,709,986
Income from securities loaned	2,098,789
Other income (Note 1h)	2,846,092
Total investment income	662,959,810
Expenses:
Management fees (Note 3a)	207,126,902
Distribution fees: (Note 3c)
Class A	33,425,822
Class C	31,494,873
Class R	2,591,719
Transfer agent fees: (Note 3e)
Class Z	15,145,280
Class A	17,689,114
Class C	4,659,028
Class R	768,014
Class R6	6,683
Custodian fees (Note 4)	1,372,191
Reports to shareholders	1,964,267
Registration and filing fees	576,490
Professional fees	320,122
Trustees’ fees and expenses	728,010
Dividends and/or interest on securities sold short	5,528,259
Other	425,782
Total expenses	323,822,556
Expense reductions (Note 4)	(10,268)
Expenses waived/paid by affiliates (Note 3f)	(16,876)
Net expenses	323,795,412
Net investment income	339,164,398
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,361,640,137
Non-controlled affiliates (Note 12)	(48,500,180)
Foreign currency transactions	482,708,497
Futures contracts	138,026,567
Securities sold short	1,550,902
Net realized gain (loss)	1,935,425,923
Net change in unrealized appreciation (depreciation) on:
Investments	(3,083,941,122)
Translation of other assets and liabilities denominated in foreign currencies	(121,174,543)
Futures contracts	(5,735,348)
Net change in unrealized appreciation (depreciation)	(3,210,851,013)
Net realized and unrealized gain (loss)	(1,275,425,090)
Net increase (decrease) in net assets resulting from operations	$(936,260,692)

30 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$339,164,398	$529,306,080
Net realized gain (loss)	1,935,425,923	769,238,606
Net change in unrealized appreciation (depreciation)	(3,210,851,013)	(78,174,223)
Net increase (decrease) in net assets resulting from operations	(936,260,692)	1,220,370,463
Distributions to shareholders from:
Net investment income:
Class Z	(160,624,336)	(242,833,725)
Class A	(169,856,805)	(241,185,816)
Class C	(23,086,411)	(44,110,108)
Class R	(5,977,705)	(10,113,788)
Class R6	(4,336,706)	(3,363,366)
Net realized gains:
Class Z	(652,957,508)	(405,244,066)
Class A	(819,776,810)	(460,043,428)
Class C	(219,714,563)	(124,294,638)
Class R	(34,654,955)	(21,543,405)
Class R6	(15,790,541)	(5,256,846)
Total distributions to shareholders	(2,106,776,340)	(1,557,989,186)
Capital share transactions: (Note 2)
Class Z	(117,039,628)	983,458,650
Class A	1,145,571,804	936,331,601
Class C	290,521,090	225,941,115
Class R	(535,429)	(5,024,677)
Class R6	120,632,129	130,002,289
Total capital share transactions	1,439,149,966	2,270,708,978
Net increase (decrease) in net assets	(1,603,887,066)	1,933,090,255
Net assets:
Beginning of year	25,692,765,700	23,759,675,445
End of year	$24,088,878,634	$25,692,765,700
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(23,539,039)	$2,877,198

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted

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NOTES TO FINANCIAL STATEMENTS

to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2015, the Fund had OTC derivatives in a net liability position of $686,358 and the aggregate value of collateral pledged for such contracts was $633,879.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities.

Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2015, the Fund received $54,747,499 in United Kingdom Treasury Bonds and U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d. Restricted Cash

At December 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with

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NOTES TO FINANCIAL STATEMENTS

the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $2,874,553 from Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its Fund’s financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,

		2015		2014

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	42,382,438	$1,417,518,812	46,881,605	$1,625,275,624
Shares issued in reinvestment of distributions	26,156,041	761,748,485	18,056,654	605,754,122
Shares redeemed	(68,764,363)	(2,296,306,925)	(36,103,244)	(1,247,571,096)
Net increase (decrease)	(225,884)	$(117,039,628)	28,835,015	$983,458,650
Class A Shares:
Shares sold	67,815,155	$2,242,627,379	61,719,494	$2,100,805,860
Shares issued in reinvestment of distributions	33,918,312	971,252,561	20,602,620	680,745,874
Shares redeemed	(63,780,164)	(2,068,308,136)	(54,018,329)	(1,845,220,133)
Net increase (decrease)	37,953,303	$1,145,571,804	28,303,785	$936,331,601

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		Year Ended December 31,

	2015		2014

	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	17,196,586	$560,093,583	13,386,983	$449,946,196
Shares issued in reinvestment of distributions	7,951,692	225,458,453	4,719,640	154,538,611
Shares redeemed	(15,414,887)	(495,030,946)	(11,248,942)	(378,543,692)
Net increase (decrease)	9,733,391	$290,521,090	6,857,681	$225,941,115
Class R Shares:
Shares sold	2,599,812	$84,252,120	2,510,654	$84,607,881
Shares issued in reinvestment of distributions	1,403,754	39,729,502	948,190	30,987,138
Shares redeemed	(3,865,140)	(124,517,051)	(3,577,569)	(120,619,696)
Net increase (decrease)	138,426	$(535,429)	(118,725)	$(5,024,677)
Class R6 Shares:
Shares sold	5,836,313	$192,133,049	4,042,082	$137,605,135
Shares issued in reinvestment of distributions	365,321	10,603,629	88,191	2,951,083
Shares redeemed	(2,512,137)	(82,104,549)	(304,142)	(10,553,929)
Net increase (decrease)	3,689,497	$120,632,129	3,826,131	$130,002,289

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Prior to July 1, 2015, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	In excess of $25 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$6,522,442
CDSC retained	$290,544

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e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2015, the Fund paid transfer agent fees of $38,268,119, of which $12,897,211 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value		Realized	Oustanding
	at Beginning	Gross	Gross	at End	at End	Investment	(Gain)	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Loss	of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	—	60,750,000	(60,750,000)	—	$ —	$ —	$ —	—%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016. There were no Class R6 transfer agent fees waived during the year ended December 31, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2015	$792,511
[b]Increase in projected benefit obligation	$75,811
Benefit payments made to retired trustees	$(23,343)
[a]The projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
[b]The increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$571,642,375	$541,606,803
Long term capital gain	1,535,133,965	1,016,382,383
	$2,106,776,340	$1,557,989,186

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$21,820,473,003
Unrealized appreciation	$4,903,864,607
Unrealized depreciation	(2,835,662,451)
Net unrealized appreciation (depreciation)	$2,068,202,156
Undistributed ordinary income	$33,613,234
Undistributed long term capital gains	310,479,445
Distributable earnings	$344,092,679

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2015, aggregated $7,017,690,031 and $5,249,386,137, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $213,367,970, representing 0.89% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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NOTES TO FINANCIAL STATEMENTS

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/			Acquisition
Units	Issuer		Dates	Cost	Value
	Broadband Ventures III LLC, secured promissory
8,893	note, 5.00%, 2/01/12	7/01/10 - 11/30/12		$8,893	$—
30,279,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09		—	—
3,048,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12		7,620,000	7,238,086
3,819,425	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08		2,536,498	39,275
35,491,081	International Automotive Components Group North America LLC	1/12/06 - 3/18/13		29,095,371	19,160,393
	Total Restricted Securities (Value is 0.11% of Net Assets)			$39,260,762	$26,437,754

11. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$18,055,212[a]
	Unrealized appreciation on	164,833,051		Unrealized depreciation on	$26,111,676
	OTC forward exchange			OTC forward exchange
	contracts		contracts
Totals		$182,888,263			$26,111,676

[a]This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of Operations	Gain (Loss)		Statement of Operations	(Depreciation)
Hedging Instruments	Locations	for the Year	Locations		for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency	$488,841,550		Translation of other assets	$(121,358,984)[a]
	transactions			and liabilities denominated
				in foreign currencies
	Futures contracts	138,026,567	Futures contracts		(5,735,348)
Totals		$626,868,117			$(127,094,332)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2015, the average month end fair value of derivatives represented 0.89% of average month end net assets. The average month end number of open derivative contracts for the year was 220.

See Note 1(c) regarding derivative financial instruments.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
International Automotive
Components Group
North America LLC	35,491,081	—	—	35,491,081	$19,160,393	$—	$—
NewPage Holdings
Inc	583,268	—	(583,268)[a]	—	—	—	(48,500,180)
Total Affiliated Securities (Value is 0.08% of Net Assets)					$19,160,393	$—	$(48,500,180)

[a]Gross reduction was the result of a corporate action.

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$128,246,762	$—	$19,199,668		$147,446,430
Banks	3,486,376,159	95,314,599	—		3,581,690,758
Diversified Financial Services	—	—	7,238,086		7,238,086
Machinery	271,601,093	50,539,963	—		322,141,056
All Other Equity Investments[b]	18,375,630,150	—	—[c]		18,375,630,150
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	504,463,609	—		504,463,609
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	213,298,722	69,248	[c]	213,367,970
Companies in Liquidation	181,910	33,050,276	—[c]		33,232,186
Municipal Bonds	—	71,507,430	—		71,507,430
Short Term Investments	605,357,484	26,600,000	—		631,957,484
Total Investments in Securities	$22,867,393,558	$994,774,599	$26,507,002		$23,888,675,159
Other Financial Instruments
Futures Contracts	$18,055,212	$—	$—		$18,055,212
Forward Exchange Contracts	—	164,833,051	—		164,833,051
Total Other Financial Instruments	$18,055,212	$164,833,051	$—		$182,888,263

Liabilities:
Other Financial Instruments
Securities Sold Short	$50,488,673	$—	$—		$50,488,673
Forward Exchange Contracts	—	26,111,676	—		26,111,676
Total Other Financial Instruments	$50,488,673	$26,111,676	$—		$76,600,349

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	USD	United States Dollar	GO	General Obligation
DBFX	Deutsche Bank AG			PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Global Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Global Discovery Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Global Discovery Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,535,133,965 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $207,760,413 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 42.67% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $529,213,522 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $42,644,322 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2015.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	41	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (2014-present), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
				company) (2010-present), United
				Natural Foods, Inc. (distributor of
				natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010) and SLM Corporation
				(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Trustee since	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	and Vice	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway	Chairman	Chairman since		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789	of the	April 2015		(1999-2015).
	Board
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putnam Lovell NBF.

David W. Niemiec (1949)	Trustee	Since	41	Emeritus Corporation (assisted
One Franklin Parkway		April 2015		living) (1999-2010) and OSI
San Mateo, CA 94403-1906				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

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Independent Board Members (continued)

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

Charles Rubens II (1930)	Trustee	Since 1998		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship;
and formerly, President, Economic Club of New York (2001-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and
Editor, CBS Network News.

Robert E. Wade (1946)	Trustee	Trustee since		41	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	and	1993	and		(2003-present).
101 John F. Kennedy Parkway	Chairman	Chairman of the
Short Hills, NJ 07078-2789	of the	Board
	Board	since 2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since		17	None
One Franklin Parkway		April 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

Interested Board Members and Officers

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007		164	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Peter A. Langerman (1955)	Trustee,	Trustee	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President,	since 2007,		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	and Chief	President, and		(2010-2011).
Short Hills, NJ 07078-2702	Executive	Chief Executive
	Officer –	Officer –
	Investment	Investment
	Management	Management
since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway	President
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Secretary	Secretary	Not Applicable	Not Applicable
One Franklin Parkway	and Vice	since 2005 and
San Mateo, CA 94403-1906	President	Vice President
since 2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President –
St. Petersburg, FL 33716-1205	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief
Fort Lauderdale, FL 33301-1923	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
December 31, 2015

Franklin Mutual International Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Franklin Mutual International Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and Statement of Investments	15
Financial Statements	26
Notes to Financial Statements	30
Report of Independent Registered
Public Accounting Firm	42
Tax Information	43
Board Members and Officers	44
Shareholder Information	49

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Mutual International Fund

This annual report for Franklin Mutual International Fund covers the fiscal year ended December 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers that we believe are available at prices less than their intrinsic value. The Fund invests, to a lesser extent, in merger arbitrage securities and distressed companies.

Performance Overview

The Fund’s Class Z shares delivered a +0.15% cumulative total return for the 12 months ended December 31, 2015. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which measures equity performance in global developed markets outside the U.S. and Canada, generated a total return of +5.33%.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were down slightly for the year despite some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range for the first time in nine years, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply

* Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 20.

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largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the year from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Growth slackened in Germany and Italy, largely due to weak exports, while growth in France improved, led by higher consumer spending and business investment. Eurozone unemployment generally edged lower. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

In emerging markets, economic growth generally moderated. In China, the government’s intervention to cool domestic stock market speculation and its effective currency devaluation led to a severe slump in emerging market stocks from June through August. In October, emerging market equities gained after China expanded its monetary and fiscal stimulus to support its economy. In Brazil, falling prices for energy and other commodities coincided with an economic recession, rising unemployment and political uncertainty, leading to equity weakness and currency depreciation. Emerging equity markets recovered some of their losses after the Fed increased its target interest rate in December. Central bank actions varied across emerging markets during the 12 months under review, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the 12-month period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

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Manager’s Discussion

During the 12 months under review, stocks in most global markets declined after a three-year ascent. Globally, several major central banks became more accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and countries. To drive further growth, an increasing number of companies took advantage of low interest rates to finance deals. In this environment, we saw a number of opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among global investors regarding China and other emerging markets, global commodity prices, U.S. monetary policy divergence and geopolitical events. However, with the support of global quantitative easing, many corporations have been able to build strong balance sheets, focus intensely on improving efficiency, maintain historically high margins and return a significant amount of capital to shareholders.

Merger and acquisition (M&A) activity accelerated in the past 12 months, helping to support valuations. Deal volumes reached historical highs and regulators globally increased their scrutiny of potential negative effects of high concentration. Such an environment — active M&A combined with regulatory uncertainty, greater complexity and market volatility —may provide attractive investment opportunities. We seek to use a mixture of merger arbitrage positions and investments in one or both of the companies to participate in these opportunities. The traditional merger arbitrage positions are constructed solely to benefit from deal completion, while unhedged investments in one or both companies can allow the Fund to benefit from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we felt bankruptcies were limited, except in the energy and mining sectors. Increased stress in high yield markets, particularly in energy credit, has expanded the potential opportunity set for us. For non-energy firms, costs of issuing debt are climbing and these debt securities are starting to look attractive to us. Within energy, declining commodity prices increased financial pressures for a growing number of issuers. At year-end, a record level of crude oil inventories and insistence by Saudi Arabia that it will not reduce production provide little reason to expect a quick recovery in crude oil prices, implying to us

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/15
% of Total
Net Assets
Insurance	15.5%
Diversified Telecommunication Services	5.9%
Banks	5.7%
Specialty Retail	5.1%
Media	4.9%
Pharmaceuticals	4.5%
Real Estate Management & Development	3.8%
Auto Components	3.3%
Hotels, Restaurants & Leisure	3.2%
Air Freight and Logistics	3.1%

an increased likelihood of new investment opportunities in energy sector debt.

Turning to Fund performance, top contributors included insurers Direct Line Insurance Group, NN Group and Ageas.

U.K.-based Direct Line Insurance Group achieved strong cash flow generation in 2015. Amid a bottoming price environment, the company focused on disciplined underwriting and lowering expenses. Such discipline resulted in a decline in new policies written and improved profitability as evidenced by the August release of better-than-expected first-half results showing earnings across all business segments exceeded expectations. The stock also had risen in May after the announcement of a special dividend to be paid following the sale of its international division, and the dividend was paid in July 2015.

NN Group is a Dutch insurer spun out of ING Groep. The company followed through successfully on its efforts to reduce expenses and improve return on equity, a measure of the amount earned on a company’s common stock investment. Results for several quarters were positive, and the company stated in November that it had reached its expense savings target a year early but would continue to push for further efficiencies. The company also periodically repurchased shares from ING Groep to help meet ING’s goal to fully divest its insurance and investment management holdings by the end of 2016, as required under ING’s restructuring agreement with the European Commission.

Headquartered in Belgium, Ageas is a diversified insurer with operations in Europe and Asia. The company’s stock price rose in 2015 as Ageas improved its underlying insurance results while focusing on cash generation. The company disclosed a solid capital position under new eurozone capitalization guidelines for insurers, reassuring investors. In late August, Ageas

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announced the sale of its Hong Kong life insurance business at a valuation that, in our view, was quite favorable.

During the period under review, some of the Fund’s investments that negatively affected performance were China Telecom, coal producer China Shenhua Energy and broadcaster Societe Television Francaise 1.

China Telecom is a state-owned telecommunications company operating the country’s largest fixed-line service and one of the largest mobile phone networks. The company’s stock followed China’s broad equity market decline that occurred mid-year. Also hurting the telecommunications sector were intensified mobile competition and new government guidelines intended to motivate China’s major telecommunications firms to improve broadband networks and to lower mobile data pricing. Despite the price decline in 2015, we maintained a favorable view of the stock as China Telecom was aggressively rolling out a 4G network that could, in our analysis, enable the company to gain market share and migrate subscribers to higher revenue data services.

China Shenhua Energy is an integrated coal miner and a low-cost coal producer in China that also owns transport infrastructure and coal-fired power plants. The company’s stock was negatively impacted by the price decline in China’s thermal coal and the country’s slower economic growth. However, we believed China’s coal price was approaching a bottom as many industry players incurred heavy losses. Moreover, we believed that industry supply and demand conditions in China were likely to improve further, based on a recovering real estate sector and a stronger government commitment to eliminate production that results in economic losses.

Societe Television Francaise 1 is a French broadcasting and communication services company. A weak advertising environment and shrinking audience share for the company’s TF1 channel hurt the stock price. In July, Television Francaise 1 sold its remaining stake in Eurosport to Discovery Communications in exchange for cash and the minority stakes of three French pay-TV stations that Television Francaise 1 had sold to Discovery Communications in 2012. Eurosport accounted for nearly 11% of net income for Television Francaise 1, but the sports network was also a non-core asset approaching a period of increased costs. Shares of Television Francaise 1 and other private broadcasters also retreated in September after the French foreign minister proposed lifting an advertising ban on public channels. Instead, the government increased the television license fee and a telecommunication operator tax. Although maintaining the ban was positive for private broadcasters, the serious consideration raised investors’ concerns about potential regulatory risks.

Top 10 Equity Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
NN Group NV	2.0%
Insurance, Netherlands
Novartis AG	2.0%
Pharmaceuticals, Switzerland
Deutsche Telekom AG	1.9%
Diversified Telecommunication Services, Germany
XL Group PLC	1.9%
Insurance, Ireland
Volkswagen AG, pfd.	1.9%
Automobiles, Germany
Vodafone Group PLC	1.8%
Wireless Telecommunication Services, U.K.
Liberty Global PLC, C	1.8%
Media, U.K.
Accor SA	1.8%
Hotels, Restaurants & Leisure, France
Dalian Wanda Commercial Properties Co. Ltd., H	1.8%
Real Estate Management & Development, China
Koninklijke Philips NV	1.8%
Industrial Conglomerates, Netherlands

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance during the period, and currency futures had a negligible impact.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

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Thank you for your continued participation in Franklin Mutual International Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Philippe Brugere-Trelat has been a co-portfolio manager for Franklin Mutual International Fund since 2009.

Mr. Brugere-Trelat has also served as lead portfolio manager for Franklin Mutual European Fund since 2005 and as portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been a co-portfolio manager for Franklin Mutual International Fund since 2009. He has also served as lead portfolio manager for Franklin Mutual Financial Services Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)		12/31/15	12/31/14		Change
Z (FMIZX)		$14.17	$14.59	-$	0.42
A (FMIAX)		$14.10	$14.54	-$	0.44
C (FCMIX)		$13.92	$14.38	-$	0.46
R (FRMIX)		$14.05	$14.51	-$	0.46
R6 (FIMFX)		$14.17	$14.59	-$	0.42

Distributions[1] (1/1/15–12/31/15)
	Dividend	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain		Total
Z	$0.1608	$0.0823	$0.1858		$0.4289
A	$0.1307	$0.0823	$0.1858		$0.3988
C	$0.0477	$0.0823	$0.1858		$0.3158
R	$0.1260	$0.0823	$0.1858		$0.3941
R6	$0.1724	$0.0823	$0.1858		$0.4405

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 12/31/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(with waiver)	(without waiver)
Z				1.17%	1.39%
1-Year	+0.15%	+0.15%	$10,015
5-Year	+21.96%	+4.05%	$12,196
Since Inception (5/1/09)	+80.22%	+9.23%	$18,022
A				1.47%	1.69%
1-Year	-0.20%	-5.96%	$9,404
5-Year	+20.11%	+2.51%	$11,321
Since Inception (5/1/09)	+76.65%	+7.94%	$16,649
C				2.17%	2.39%
1-Year	-0.93%	-1.90%	$9,810
5-Year	+15.93%	+3.00%	$11,593
Since Inception (5/1/09)	+68.41%	+8.13%	$16,841
R				1.67%	1.89%
1-Year	-0.38%	-0.38%	$9,962
5-Year	+18.89%	+3.52%	$11,889
Since Inception (5/1/09)	+74.17%	+8.68%	$17,417
R6				1.02%	1.24%
1-Year	+0.23%	+0.23%	$10,023
Since Inception (5/1/13)	+12.68%	+4.58%	$11,268

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class C: Class R: Class R6:

Shares are available to certain eligible investors as described in the prospectus.

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has an expense reduction contractually guaranteed through at least 4/30/16. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 4/30/16. Investment results reflect the expense reduction and fee cap, to the extent appli-
cable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The MSCI EAFE Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
Z
Actual	$1,000	$946.30	$5.64
Hypothetical (5% return before expenses)	$1,000	$1,019.41	$5.85
A
Actual	$1,000	$944.70	$6.91
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$7.17
C
Actual	$1,000	$940.90	$10.52
Hypothetical (5% return before expenses)	$1,000	$1,014.37	$10.92
R
Actual	$1,000	$944.20	$8.09
Hypothetical (5% return before expenses)	$1,000	$1,016.89	$8.39
R6
Actual	$1,000	$947.10	$5.01
Hypothetical (5% return before expenses)	$1,000	$1,020.06	$5.19

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.15%; A: 1.41%;
C: 2.15%; R: 1.65% and R6: 1.02%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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	FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Highlights
		Year Ended December 31,
	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.59	$15.90	$13.58	$11.83	$13.81
Income from investment operations[a]:
Net investment income[b]	0.18 [c]	0.30 [d]	0.24	0.24	0.28
Net realized and unrealized gains (losses)	(0.17)	(0.57)	2.42	1.68	(1.81)
Total from investment operations	0.01	(0.27)	2.66	1.92	(1.53)
Less distributions from:
Net investment income	(0.16)	(0.43)	(0.24)	(0.15)	(0.30)
Net realized gains	(0.27)	(0.61)	(0.10)	(0.02)	(0.15)
Total distributions	(0.43)	(1.04)	(0.34)	(0.17)	(0.45)
Net asset value, end of year	$14.17	$14.59	$15.90	$13.58	$11.83

Total return	0.15%	(1.63)%	19.71%	16.30%	(11.08)%

Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[e]	1.24%	1.39%	1.49%	1.75%	1.80%
Expenses net of waiver, payments by affiliates and expense reduction[e]	1.15%[f]	1.16%[f]	1.17%[f]	1.17%	1.17%
Expenses incurred in connection with securities sold short	—%	—%[g]	—%	—%	—%
Net investment income	1.26%[c]	1.78%[d]	1.64%	1.70%	2.12%

Supplemental data
Net assets, end of year (000’s)	$49,963	$19,940	$14,732	$10,354	$6,977
Portfolio turnover rate	28.64%	54.78%	41.47%	27.97%	41.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.71%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.54	$15.84	$13.54	$11.81	$13.78
Income from investment operations[a]:
Net investment income[b]	0.15 [c]	0.26 [d]	0.20	0.18	0.24
Net realized and unrealized gains (losses)	(0.19)	(0.57)	2.41	1.70	(1.80)
Total from investment operations	(0.04)	(0.31)	2.61	1.88	(1.56)
Less distributions from:
Net investment income	(0.13)	(0.38)	(0.21)	(0.13)	(0.26)
Net realized gains	(0.27)	(0.61)	(0.10)	(0.02)	(0.15)
Total distributions	(0.40)	(0.99)	(0.31)	(0.15)	(0.41)
Net asset value, end of year	$14.10	$14.54	$15.84	$13.54	$11.81

Total return[e]	(0.20)%	(1.89)%	19.34%	16.01%	(11.39)%

Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[f]	1.52%	1.69%	1.79%	2.05%	2.11%
Expenses net of waiver, payments by affiliates and expense reduction[f]	1.43%[g]	1.46%[g]	1.47%[g]	1.47%	1.48%
Expenses incurred in connection with securities sold short	—%	—%[h]	—%	—%	—%
Net investment income	0.98%[c]	1.48%[d]	1.34%	1.40%	1.81%

Supplemental data
Net assets, end of year (000’s)	$110,591	$39,810	$35,319	$18,221	$9,212
Portfolio turnover rate	28.64%	54.78%	41.47%	27.97%	41.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.43%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.97%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.38	$15.68	$13.41	$11.74	$13.71
Income from investment operations[a]:
Net investment income[b]	0.04 [c]	0.15 [d]	0.10	0.05	0.14
Net realized and unrealized gains (losses)	(0.18)	(0.56)	2.38	1.72	(1.78)
Total from investment operations	(0.14)	(0.41)	2.48	1.77	(1.64)
Less distributions from:
Net investment income	(0.05)	(0.28)	(0.11)	(0.08)	(0.18)
Net realized gains	(0.27)	(0.61)	(0.10)	(0.02)	(0.15)
Total distributions	(0.32)	(0.89)	(0.21)	(0.10)	(0.33)
Net asset value, end of year	$13.92	$14.38	$15.68	$13.41	$11.74

Total return[e]	(0.93)%	(2.58)%	18.54%	15.14%	(11.98)%

Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[f]	2.24%	2.39%	2.49%	2.75%	2.80%
Expenses net of waiver, payments by affiliates and expense reduction[f]	2.15%[g]	2.16%[g]	2.17%[g]	2.17%	2.17%
Expenses incurred in connection with securities sold short	—%	—%[h]	—%	—%	—%
Net investment income	0.26%[c]	0.78%[d]	0.64%	0.70%	1.12%

Supplemental data
Net assets, end of year (000’s)	$34,611	$14,794	$14,198	$10,503	$2,667
Portfolio turnover rate	28.64%	54.78%	41.47%	27.97%	41.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been (0.29%).
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.51	$15.83	$13.54	$11.82	$13.78
Income from investment operations[a]:
Net investment income[b]	0.04 [c]	0.18 [d]	0.15	0.11	0.21
Net realized and unrealized gains (losses)	(0.10)	(0.52)	2.43	1.73	(1.79)
Total from investment operations	(0.06)	(0.34)	2.58	1.84	(1.58)
Less distributions from:
Net investment income	(0.13)	(0.37)	(0.19)	(0.10)	(0.23)
Net realized gains	(0.27)	(0.61)	(0.10)	(0.02)	(0.15)
Total distributions	(0.40)	(0.98)	(0.29)	(0.12)	(0.38)
Net asset value, end of year	$14.05	$14.51	$15.83	$13.54	$11.82

Total return	(0.38)%	(2.13)%	19.13%	15.70%	(11.53)%

Ratios to average net assets
Expenses before waiver, payments by affiliates and expense reduction[e]	1.74%	1.89%	1.99%	2.25%	2.30%
Expenses net of waiver, payments by affiliates and expense reduction[e]	1.65%[f]	1.66%[f]	1.67%[f]	1.67%	1.67%
Expenses incurred in connection with securities sold short	—%	—%[g]	—%	—%	—%
Net investment income	0.76%[c]	1.28%[d]	1.14%	1.20%	1.62%

Supplemental data
Net assets, end of year (000’s)	$662	$112	$90	$42	$12
Portfolio turnover rate	28.64%	54.78%	41.47%	27.97%	41.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL H IGHLIGHTS

	Year Ended December 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.59	$15.87	$14.26
Income from investment operations[b]:
Net investment income[c]	0.22 [d]	—[e,f]	0.15
Net realized and unrealized gains (losses)	(0.20)	(0.22)	1.83
Total from investment operations	0.02	(0.22)	1.98
Less distributions from:
Net investment income	(0.17)	(0.45)	(0.27)
Net realized gains	(0.27)	(0.61)	(0.10)
Total distributions	(0.44)	(1.06)	(0.37)
Net asset value, end of year	$14.17	$14.59	$15.87

Total return[g]	0.23%	(1.46)%	14.09%

Ratios to average net assets[h]
Expenses before waiver, payments by affiliates and expense reduction[i]	1.06%	1.24%	2.89%
Expenses net of waiver, payments by affiliates and expense reduction[i,j]	1.02%	1.00%	1.00%
Expenses incurred in connection with securities sold short	—%	—%[k]	—%
Net investment income	1.39%[d]	1.94%[e]	1.81%

Supplemental data
Net assets, end of year (000’s)	$23,793	$19,398	$6
Portfolio turnover rate	28.64%	54.78%	41.47%

aFor the period May 1, 2013 (commencement of operations) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.84%.
eNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.42%.
fAmount rounds to less than $0.01 per share.
gTotal return is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
jBenefit of expense reduction rounds to less than 0.01%.
kRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 19

FRANKLIN MUTUAL INTERNATIONAL FUND

Statement of Investments, December 31, 2015
	Country	Shares	Value
Common Stocks 88.9%
Air Freight & Logistics 3.1%
Deutsche Post AG	Germany	134,781	$3,799,964
Sinotrans Ltd., H	China	5,681,000	3,056,685
			6,856,649
Auto Components 2.9%
Cie Generale des Etablissements Michelin, B	France	32,510	3,104,100
Xinyi Glass Holdings Ltd	Hong Kong	5,686,000	3,345,504
			6,449,604
Banks 5.7%
Barclays PLC	United Kingdom	345,167	1,113,673
BNP Paribas SA	France	32,930	1,868,278
HSBC Holdings PLC	United Kingdom	382,080	3,019,700
KB Financial Group Inc	South Korea	10,723	302,446
[a]Royal Bank of Scotland Group PLC	United Kingdom	424,822	1,891,022
Standard Chartered PLC	United Kingdom	309,696	2,573,158
UniCredit SpA	Italy	315,937	1,762,263
			12,530,540
Beverages 1.8%
Coca-Cola East Japan Co. Ltd	Japan	184,800	3,002,741
SABMiller PLC	United Kingdom	15,440	926,128
			3,928,869
Capital Markets 2.3%
[a]China International Capital Corp. Ltd., H	China	1,424,999	2,320,405
UBS Group AG	Switzerland	135,310	2,635,979
			4,956,384
Chemicals 1.9%
Arkema SA	France	53,725	3,769,393
[a,b]Covestro AG, 144A	Germany	10,072	367,991
			4,137,384
Communications Equipment 2.0%
Nokia Corp., ADR	Finland	257,320	1,806,386
Nokia OYJ, A	Finland	356,803	2,556,072
			4,362,458
Construction & Engineering 1.5%
[a]Balfour Beatty PLC	United Kingdom	577,245	2,298,943
FLSmidth & Co. AS	Denmark	28,340	990,246
			3,289,189
Construction Materials 1.3%
[a]LafargeHolcim Ltd., B	Switzerland	57,500	2,886,477
Consumer Finance 1.4%
[a,b]Hoist Finance AB, 144A	Sweden	107,525	1,126,937
Sun Hung Kai & Co. Ltd	Hong Kong	2,877,748	1,893,707
			3,020,644
Diversified Financial Services 1.0%
Metro Pacific Investments Corp	Philippines	20,375,200	2,257,880
Diversified Telecommunication Services 5.9%
China Telecom Corp. Ltd., H	China	6,995,468	3,285,550

20 Annual Report

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FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT O F INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services (continued)
Deutsche Telekom AG	Germany	233,241	$4,228,546
[a]Euskaltel SA	Spain	246,295	3,098,089
Hellenic Telecommunications Organization SA	Greece	240,752	2,416,416
			13,028,601
Electric Utilities 1.7%
Enel SpA	Italy	898,503	3,798,588
Food & Staples Retailing 1.7%
Metro AG	Germany	119,356	3,832,467
Hotels, Restaurants & Leisure 3.2%
Accor SA	France	91,810	3,989,643
Mandarin Oriental International Ltd	Hong Kong	851,634	1,320,033
Sands China Ltd	Hong Kong	476,400	1,625,875
			6,935,551
Household Durables 1.0%
[a]Cairn Homes PLC	Ireland	693,523	900,241
[a,b]Cairn Homes PLC, 144A	Ireland	1,011,251	1,312,673
			2,212,914
Industrial Conglomerates 1.8%
Jardine Matheson Holdings Ltd	Hong Kong	1,262	61,497
Koninklijke Philips NV	Netherlands	151,479	3,876,658
			3,938,155
Insurance 15.5%
ACE Ltd	United States	26,507	3,097,343
Ageas	Belgium	51,414	2,390,314
Assicurazioni Generali SpA	Italy	136,841	2,515,049
China Pacific Insurance (Group) Co. Ltd., H	China	848,845	3,488,412
Direct Line Insurance Group PLC	United Kingdom	337,459	2,026,895
Korean Reinsurance Co	South Korea	178,863	2,153,399
Lancashire Holdings Ltd	United Kingdom	181,386	1,678,982
NN Group NV	Netherlands	123,982	4,383,686
PICC Property and Casualty Co. Ltd., H	China	1,258,160	2,496,791
RSA Insurance Group PLC	United Kingdom	416,335	2,617,247
[a]Storebrand ASA	Norway	318,849	1,260,237
UNIQA Insurance Group AG	Austria	206,167	1,685,215
XL Group PLC	Ireland	107,789	4,223,173
			34,016,743
Machinery 0.3%
CNH Industrial NV	United Kingdom	30,305	208,705
CNH Industrial NV, special voting	United Kingdom	16,517	113,750
[a]Vossloh AG	Germany	6,344	410,162
			732,617
Marine 0.8%
A.P. Moeller-Maersk AS, B	Denmark	1,379	1,801,899
Media 4.9%
Clear Media Ltd	Hong Kong	2,283,000	2,297,685
[a]Liberty Global PLC, C	United Kingdom	98,265	4,006,264
Nine Entertainment Co. Holdings Ltd	Australia	1,649,899	2,289,717
Relx PLC	United Kingdom	33,489	590,853
Societe Television Francaise 1	France	140,004	1,558,813
			10,743,332

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Annual Report

21

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT O F INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Metals & Mining 1.0%
ThyssenKrupp AG	Germany	78,272	$1,559,321
Voestalpine AG	Austria	24,327	749,023
			2,308,344
Multiline Retail 1.3%
Hyundai Department Store Co. Ltd	South Korea	26,541	2,856,639
Oil, Gas & Consumable Fuels 2.6%
BG Group PLC	United Kingdom	108,344	1,572,982
BP PLC	United Kingdom	188,158	981,768
[a]Cairn Energy PLC	United Kingdom	396,002	920,475
China Shenhua Energy Co. Ltd., H	China	906,941	1,427,673
Royal Dutch Shell PLC, A	United Kingdom	33,741	773,156
			5,676,054
Pharmaceuticals 4.5%
GlaxoSmithKline PLC	United Kingdom	147,502	2,985,047
Novartis AG	Switzerland	49,679	4,303,530
Teva Pharmaceutical Industries Ltd., ADR	Israel	37,950	2,491,038
			9,779,615
Real Estate Investment Trusts (REITs) 1.2%
Hibernia REIT PLC	Ireland	1,686,094	2,578,780
Real Estate Management & Development 3.8%
Dalian Wanda Commercial Properties Co. Ltd., H	China	665,100	3,887,541
Hang Lung Properties Ltd	Hong Kong	298,000	678,273
Takara Leben Co. Ltd	Japan	654,400	3,680,473
			8,246,287
Road & Rail 1.6%
[a,c]CAR Inc	China	2,154,285	3,569,095
Semiconductors & Semiconductor Equipment 1.3%
SK Hynix Inc	South Korea	106,205	2,778,674
Specialty Retail 5.1%
Baoxin Auto Group Ltd	China	2,233,889	1,397,955
China ZhengTong Auto Services Holdings Ltd	China	4,761,387	2,187,124
[a]Dufry AG	Switzerland	22,534	2,698,683
Hornbach Holding AG & Co. KGaA	Germany	31,290	2,081,812
Kingfisher PLC	United Kingdom	581,782	2,825,520
			11,191,094
Technology Hardware, Storage & Peripherals 2.3%
Lenovo Group Ltd	China	1,894,903	1,924,206
Samsung Electronics Co. Ltd	South Korea	2,866	3,072,518
			4,996,724
Thrifts & Mortgage Finance 0.7%
Genworth Mortgage Insurance Australia Ltd	Australia	774,427	1,557,109
Wireless Telecommunication Services 1.8%
Vodafone Group PLC	United Kingdom	1,234,230	4,020,417
Total Common Stocks (Cost $204,044,616)			195,275,777

22 Annual Report

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FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT O F INVESTMENTS

	Country	Shares	Value
Preferred Stocks 3.2%
Auto Components 0.4%
[a]Schaeffler AG, pfd	Germany	53,405	$942,682
Automobiles 2.8%
Hyundai Motor Co., pfd	South Korea	22,729	1,991,889
Volkswagen AG, pfd	Germany	27,891	4,052,170
			6,044,059
Total Preferred Stocks (Cost $7,660,520)			6,986,741
Total Investments before Short Term Investments
(Cost $211,705,136)			202,262,518

		Principal
		Amount
Short Term Investments 7.2%
U.S. Government and Agency Securities 6.4%
FHLB,
1/04/16	United States	$4,800,000	4,800,000
[d]1/05/16	United States	2,000,000	1,999,992
[d]U.S. Treasury Bill, 1/07/16 - 6/09/16	United States	7,300,000	7,292,232
Total U.S. Government and Agency Securities
(Cost $14,090,925)			14,092,224
Total Investments before Repurchase Agreements
(Cost $225,796,061)			216,354,742
[e]Investments from Cash Collateral Received for
Loaned Securities 0.8%
Repurchase Agreements 0.8%
[f]Joint Repurchase Agreement, 0.27%, 1/04/16
(Maturity Value $767,785)
HSBC Securities (USA) Inc.
Collateralized by U.S. Treasury Strips, 2/15/16 - 8/15/40
(valued at $783,118)	United States	767,762	767,762
[f]Joint Repurchase Agreement, 0.30%, 1/04/16
(Maturity Value $1,000,033)
RBS Securities Inc.
Collateralized by U.S. Treasury Note, 0.289% - 3.25%, 7/31/16 - 11/15/23
(valued at $1,020,005)	United States	1,000,000	1,000,000
Total Investments from Cash Collateral Received for Loaned
Securities (Cost $1,767,762)			1,767,762
Total Investments (Cost $227,563,823) 99.3%			218,122,504
Other Assets, less Liabilities 0.7%			1,496,246
Net Assets 100.0%			$219,618,750

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2015, the aggregate value of these securities was $2,807,601, representing 1.28% of net assets.
cA portion or all of the security is on loan at December 31, 2015. See Note 1(g).
dThe security is traded on a discount basis with no stated coupon rate.
eSee Note 1(g) regarding securities on loan.
fSee Note 1(c) regarding joint repurchase agreement.

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Annual Report

23

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT O F INVESTMENTS

At December 31, 2015, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date Appreciation Depreciation
Currency Contracts
CHF/USD		Short	2	$250,800	3/14/16	$3,274	$—
EUR/USD		Short	121	16,465,075	3/14/16	21,998	—
GBP/USD		Short	44	4,051,850	3/14/16	101,105	—
Total Futures Contracts						$126,377	$—
Net unrealized appreciation (depreciation)						$126,377

At December 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Sell	1,369,777	$1,520,179	1/06/16	$32,033	$—
Euro	BONY	Sell	6,750,473	7,383,330	1/06/16	49,517	—
Euro	DBFX	Sell	146,198	161,614	1/06/16	2,782	—
Euro	SSBT	Sell	6,815,295	7,462,195	1/06/16	57,958	—
Euro	BANT	Buy	106,412	116,661	1/20/16	—	(1,013)
Euro	BANT	Sell	1,885,201	2,122,932	1/20/16	74,098	—
Euro	BBU	Sell	63,267	70,034	1/20/16	1,276	—
Euro	BONY	Buy	29,656	32,328	1/20/16	—	(98)
Euro	BONY	Sell	27,981	30,636	1/20/16	226	—
Euro	DBFX	Buy	201,324	221,012	1/20/16	—	(2,213)
Euro	DBFX	Sell	626,559	696,816	1/20/16	15,872	—
Euro	FBCO	Buy	106,410	116,570	1/20/16	—	(924)
Euro	FBCO	Sell	6,860,185	7,524,183	1/20/16	69,382	(843)
Euro	HSBC	Buy	125,128	137,059	1/20/16	—	(1,070)
Euro	HSBC	Sell	8,640,901	9,549,291	1/20/16	158,366	—
Euro	SSBT	Buy	217,783	239,361	1/20/16	—	(2,675)
Euro	SSBT	Sell	1,413,344	1,590,164	1/20/16	54,143	—
Australian Dollar	HSBC	Sell	5,080,441	3,664,866	1/29/16	13	(30,850)
South Korean Won	BANT	Sell	1,844,986,365	1,579,168	2/12/16	13,944	(2,700)
South Korean Won	FBCO	Sell	1,014,921,852	876,325	2/12/16	13,860	(46)
South Korean Won	HSBC	Buy	474,577,877	404,171	2/12/16	344	(1,204)
South Korean Won	HSBC	Sell	8,419,495,385	7,161,441	2/12/16	26,210	(19,905)
British Pound	BANT	Buy	169,115	261,562	2/19/16	—	(12,271)
British Pound	BANT	Sell	2,212,247	3,362,769	2/19/16	101,719	—
British Pound	BBU	Buy	76,691	117,859	2/19/16	—	(4,810)
British Pound	BBU	Sell	31,290	47,484	2/19/16	1,360	—
British Pound	BONY	Sell	18,583	28,577	2/19/16	1,184	—
British Pound	DBFX	Sell	5,742,470	8,939,155	2/19/16	474,238	—
British Pound	FBCO	Buy	498,051	774,619	2/19/16	—	(40,448)
British Pound	FBCO	Sell	6,705,882	10,423,570	2/19/16	538,497	—
British Pound	HSBC	Buy	244,153	383,314	2/19/16	—	(23,411)
British Pound	HSBC	Sell	233,291	348,462	2/19/16	4,570	—
British Pound	SSBT	Buy	245,209	383,253	2/19/16	—	(21,792)
British Pound	SSBT	Sell	1,099,095	1,653,100	2/19/16	32,935	—
Philippine Peso	BONY	Buy	815,000	17,234	3/28/16	—	(26)
Philippine Peso	BONY	Sell	106,766,000	2,235,001	3/28/16	—	(19,333)
Swedish Krona	BANT	Sell	193,010	22,877	3/29/16	—	(40)
Swedish Krona	BONY	Sell	864,300	99,976	3/29/16	—	(2,650)
Swedish Krona	DBFX	Sell	3,586,806	428,862	3/29/16	3,772	(800)
Swedish Krona	SSBT	Buy	313,692	37,265	3/29/16	78	(96)
Swedish Krona	SSBT	Sell	4,852,480	575,110	3/29/16	102	(1,165)
Euro	BANT	Sell	125,853	140,151	4/18/16	3,035	—
Euro	BONY	Sell	119,643	132,825	4/18/16	2,474	—

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FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT O F INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	DBFX	Sell	5,963	$6,609	4/18/16	$112	$—
Euro	FBCO	Sell	323,630	358,856	4/18/16	6,264	—
Euro	HSBC	Sell	402,086	445,342	4/18/16	7,272	—
Euro	SSBT	Sell	598,473	663,174	4/18/16	11,142	—
Japanese Yen	BANT	Sell	677,227,801	5,662,744	4/22/16	15,918	(6,029)
Japanese Yen	BONY	Sell	29,574,552	244,233	4/22/16	—	(2,627)
Japanese Yen	DBFX	Sell	21,652,383	176,971	4/22/16	—	(3,763)
Japanese Yen	HSBC	Sell	62,233,139	509,104	4/22/16	—	(10,360)
Euro	BANT	Sell	6,600,526	7,218,356	5/04/16	25,112	(1,751)
Euro	BONY	Sell	845,216	928,453	5/04/16	7,112	—
Euro	FBCO	Sell	2,137,181	2,320,113	5/04/16	—	(9,551)
Euro	HSBC	Sell	6,529	7,181	5/04/16	63	—
Euro	SSBT	Sell	1,809,871	1,946,335	5/04/16	—	(26,540)
South Korean Won	BANT	Sell	2,307,941,682	2,006,928	5/12/16	48,021	—
South Korean Won	FBCO	Sell	953,497,553	826,756	5/12/16	17,458	—
South Korean Won	HSBC	Sell	1,395,601,190	1,221,375	5/12/16	36,833	—
Swiss Franc	BANT	Buy	107,710	108,445	5/12/16	412	(699)
Swiss Franc	BANT	Sell	1,242,141	1,245,565	5/12/16	171	(1,916)
Swiss Franc	BONY	Buy	163,783	163,938	5/12/16	953	(427)
Swiss Franc	DBFX	Buy	36,651	36,304	5/12/16	500	—
Swiss Franc	FBCO	Buy	102,059	102,111	5/12/16	1,174	(801)
Swiss Franc	HSBC	Buy	127,928	126,825	5/12/16	2,047	(412)
Swiss Franc	SSBT	Buy	177,466	177,641	5/12/16	708	(144)
Euro	BANT	Sell	1,879,528	2,013,547	5/18/16	—	(36,200)
Euro	DBFX	Sell	976,435	1,040,770	5/18/16	—	(24,095)
Euro	FBCO	Sell	1,859,766	1,989,475	5/18/16	—	(38,720)
Euro	HSBC	Sell	338,191	361,052	5/18/16	—	(7,767)
Euro	SSBT	Sell	495,605	529,129	5/18/16	—	(11,359)
British Pound	BANT	Sell	47,860	70,998	5/23/16	426	—
Norwegian Krone	BANT	Sell	9,726,483	1,128,572	5/23/16	29,374	—
Norwegian Krone	DBFX	Buy	328,960	38,041	5/23/16	—	(865)
Norwegian Krone	DBFX	Sell	347,620	40,347	5/23/16	1,062	—
Norwegian Krone	SSBT	Sell	1,115,172	127,928	5/23/16	1,903	—
Total Forward Exchange Contracts						$1,948,025	$(374,409)
Net unrealized appreciation (depreciation)						$1,573,616

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 41.

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The accompanying notes are an integral part of these financial statements. | Annual Report 25

FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$225,796,061
Cost - Repurchase agreements	1,767,762
Total cost of investments	$227,563,823
Value - Unaffiliated issuers	$216,354,742
Value - Repurchase agreements	1,767,762
Total value of investments (includes securities loaned in the amount of $1,673,310)	218,122,504
Cash	598,397
Restricted Cash (Note 1e)	390,000
Foreign currency, at value (cost $111,872)	111,420
Receivables:
Investment securities sold	439,249
Capital shares sold	821,219
Dividends	216,704
Affiliates	18,785
Due from brokers	532,020
Variation margin	117,825
Unrealized appreciation on OTC forward exchange contracts	1,948,025
Other assets	9
Total assets	223,316,157
Liabilities:
Payables:
Investment securities purchased	545
Capital shares redeemed	367,264
Management fees	138,801
Distribution fees	96,690
Trustees’ fees and expenses	396
Due to brokers	910,000
Due to custodian	262
Payable upon return of securities loaned	1,767,500
Unrealized depreciation on OTC forward exchange contracts	374,409
Accrued expenses and other liabilities	41,540
Total liabilities	3,697,407
Net assets, at value	$219,618,750
Net assets consist of:
Paid-in capital	$228,924,690
Distributions in excess of net investment income	(436,616)
Net unrealized appreciation (depreciation)	(7,749,521)
Accumulated net realized gain (loss)	(1,119,803)
Net assets, at value	$219,618,750

26 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2015

Class Z:
Net assets, at value	$49,962,931
Shares outstanding	3,526,998
Net asset value and maximum offering price per share	$14.17
Class A:
Net assets, at value	$110,590,577
Shares outstanding	7,842,022
Net asset value per share[a]	$14.10
Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.96
Class C:
Net assets, at value	$34,610,551
Shares outstanding	2,485,667
Net asset value and maximum offering price per share[a]	$13.92
Class R:
Net assets, at value	$661,753
Shares outstanding	47,105
Net asset value and maximum offering price per share	$14.05
Class R6:
Net assets, at value	$23,792,938
Shares outstanding	1,679,230
Net asset value and maximum offering price per share	$14.17

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2015

Investment income:
Dividends (net of foreign taxes of $265,279)	$3,715,011
Interest	8,780
Income from securities loaned	40,209
Total investment income	3,764,000
Expenses:
Management fees (Note 3a)	1,363,923
Distribution fees: (Note 3c)
Class A	211,150
Class C	265,860
Class R	1,686
Transfer agent fees: (Note 3e)
Class Z	52,133
Class A	135,098
Class C	46,702
Class R	592
Class R6	287
Custodian fees (Note 4)	29,369
Reports to shareholders	37,706
Registration and filing fees	92,043
Professional fees	110,196
Trustees’ fees and expenses	3,830
Other	26,279
Total expenses	2,376,854
Expense reductions (Note 4)	(71)
Expenses waived/paid by affiliates (Note 3f)	(130,753)
Net expenses	2,246,030
Net investment income	1,517,970
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(3,131,215)
Foreign currency transactions	5,437,937
Futures contracts	1,362,056
Net realized gain (loss)	3,668,778
Net change in unrealized appreciation (depreciation) on:
Investments	(10,326,903)
Translation of other assets and liabilities denominated in foreign currencies	(1,627,745)
Futures contracts	(95,435)
Net change in unrealized appreciation (depreciation)	(12,050,083)
Net realized and unrealized gain (loss)	(8,381,305)
Net increase (decrease) in net assets resulting from operations	$(6,863,335)

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$1,517,970	$1,057,910
Net realized gain (loss)	3,668,778	2,557,348
Net change in unrealized appreciation (depreciation)	(12,050,083)	(5,486,165)
Net increase (decrease) in net assets resulting from operations	(6,863,335)	(1,870,907)
Distributions to shareholders from:
Net investment income:
Class Z	(540,800)	(523,715)
Class A	(983,407)	(944,114)
Class C	(115,267)	(268,761)
Class R	(5,824)	(2,686)
Class R6	(291,543)	(446,640)
Net realized gains:
Class Z	(662,068)	(781,116)
Class A	(1,747,632)	(1,515,476)
Class C	(600,597)	(593,424)
Class R	(10,302)	(4,446)
Class R6	(429,291)	(759,333)
Total distributions to shareholders	(5,386,731)	(5,839,711)
Capital share transactions: (Note 2)
Class Z	31,733,987	6,711,687
Class A	78,126,822	7,674,681
Class C	22,165,666	1,833,944
Class R	563,842	32,032
Class R6	5,224,973	21,167,542
Total capital share transactions	137,815,290	37,419,886
Net increase (decrease) in net assets	125,565,224	29,709,268
Net assets:
Beginning of year	94,053,526	64,344,258
End of year	$219,618,750	$94,053,526
Distributions in excess of net investment income, end of year	$(436,616)	$(485,936)

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The accompanying notes are an integral part of these financial statements. | Annual Report 29

FRANKLIN MUTUAL INTERNATIONAL FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase

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Annual Report

31

FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Statement of Investments, had been entered into on December 31, 2015.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

e. Restricted Cash

At December 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At December 31, 2015, the Fund had no securities sold short.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund and/or a joint repurchase agreement as included in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At December 31, 2015, the Fund’s secured borrowing transactions were as follows:

Securities lending transactions[a]:
Equity investments[b]	$1,767,500

aThe agreements open at year end can be terminated at any time.
bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

h. Income and Deferred Taxes (continued)

potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended December 31,

		2015			2014
	Shares		Amount	Shares	Amount

Class Z Shares:
Shares sold	2,413,536		$35,531,201	529,983	$8,226,852
Shares issued in reinvestment of distributions	84,406		1,172,521	86,650	1,263,366
Shares redeemed	(337,358)		(4,969,735)	(176,966)	(2,778,531)
Net increase (decrease)	2,160,584		$31,733,987	439,667	$6,711,687
Class A Shares:
Shares sold	7,288,961	$110,020,725		901,338	$13,970,519
Shares issued in reinvestment of distributions	192,281		2,654,730	165,114	2,404,279
Shares redeemed	(2,377,293)		(34,548,633)	(558,333)	(8,700,117)
Net increase (decrease)	5,103,949		$78,126,822	508,119	$7,674,681
Class C Shares:
Shares sold	2,030,613		$30,447,005	262,947	$4,041,488
Shares issued in reinvestment of distributions	52,555		713,543	59,615	859,241
Shares redeemed	(626,348)		(8,994,882)	(199,373)	(3,066,785)
Net increase (decrease)	1,456,820		$22,165,666	123,189	$1,833,944
Class R Shares:
Shares sold	39,482		$566,560	3,627	$57,262
Shares issued in reinvestment of distributions	1,172		16,126	490	7,132
Shares redeemed	(1,269)		(18,844)	(2,078)	(32,362)
Net increase (decrease)	39,385		$563,842	2,039	$32,032
Class R6 Shares:
Shares sold	401,874		$6,037,202	1,298,073	$20,764,282
Shares issued in reinvestment of distributions	51,921		720,834	83,260	1,205,600
Shares redeemed	(104,241)		(1,533,063)	(52,008)	(802,340)
Net increase (decrease)	349,554		$5,224,973	1,329,325	$21,167,542

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.875% per year of the average daily net assets of the Fund.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$75,442
CDSC retained	$5,739

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2015, the Fund paid transfer agent fees of $234,812, of which $106,521 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Franklin Mutual and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) for each class of the Fund do not exceed 1.17%, and Class R6 does not exceed 1.02% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2016. Prior to May 1, 2015, expenses for Class R6 were limited to 1.00%.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

g. Other Affiliated Transactions

At December 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned 10.51% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2015	$396
[b]Increase in projected benefit obligation	$469
Benefit payments made to retired trustees	$(127)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$2,937,290	$2,185,916
Long term capital gain	2,449,441	3,653,795
	$5,386,731	$5,839,711

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$228,394,912
Unrealized appreciation	$8,810,085
Unrealized depreciation	(19,082,493)
Net unrealized appreciation (depreciation)	$(10,272,408)
Undistributed ordinary income	$334,176
Undistributed long term capital gains	660,882
Distributable earnings	$995,058

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $174,658,594 and $39,233,740, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$126,377	[a]
	Unrealized appreciation on OTC	1,948,025		Unrealized depreciation on OTC	$374,409
	forward exchange contracts			forward exchange contracts
Totals		$2,074,402			$374,409

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of Operations	Gain (Loss)		Statement of Operations	(Depreciation)
Hedging Instruments	Locations	for the Year		Locations	for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency	$5,384,468	[a]	Translation of other assets	$(1,621,580)[a]
	transactions			and liabilities
				denominated in foreign
				currencies
	Futures contracts	1,362,056		Futures contracts	(95,435)
Totals		$6,746,524			$(1,717,015)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the average month end fair value of derivatives represented 1.58% of average month end net assets. The average month end number of open derivative contracts for the year was 252.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

At December 31, 2015, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts
	of Assets and Liabilities
	Presented in the
	Statement of
	Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$1,948,025	$374,409

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2015, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Assets		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Received[a]	Received	less than zero)
Counterparty
BANT	$344,263	$(62,619)	$(85,977)	$—	$195,667
BBU	2,636	(2,636)	—	—	—
BONY	61,466	(25,161)	—	—	36,305
DBFX	498,338	(31,736)	—	(390,000)	76,602
FBCO	646,635	(91,333)	—	(520,000)	35,302
HSBC	235,718	(94,979)	(7,766)	—	132,973
SSBT	158,969	(63,771)	—	—	95,198
Total	$1,948,025	$(372,235)	$(93,743)	$(910,000)	$572,047

[a]At December 31, 2015, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

At December 31, 2015, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Liabilities		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Pledged	Pledged	less than zero)
Counterparty
BANT	$62,619	$(62,619)	$—	$—	$—
BBU	4,810	(2,636)	—	—	2,174
BONY	25,161	(25,161)	—	—	—
DBFX	31,736	(31,736)	—	—	—
FBCO	91,333	(91,333)	—	—	—
HSBC	94,979	(94,979)	—	—	—
SSBT	63,771	(63,771)	—	—	—
Total	$374,409	$(372,235)	$—	$—	$2,174

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 41.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Machinery	$618,867	$113,750	$—	$732,617
All Other Equity Investments[b]	201,529,901	—	—	201,529,901
Short Term Investments	7,292,232	8,567,754	—	15,859,986
Total Investments in Securities	$209,441,000	$8,681,504	$—	$218,122,504
Other Financial Instruments
Futures Contracts	$126,377	$—	$—	$126,377
Forward Exchange Contracts	—	1,948,025	—	1,948,025
Total Other Financial Instruments	$126,377	$1,948,025	$—	$2,074,402

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$ —	$374,409	$ —	$374,409

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	EUR	Euro	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	GBP	British Pound
DBFX	Deutsche Bank AG	USD	United States Dollar
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual International Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual International Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual International Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $2,449,441 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $1,000,449 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $2,697,376 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 17, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign source qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class Z	$0.0176	$0.1598	$0.1081
Class A	$0.0176	$0.1332	$0.0903
Class C	$0.0176	$0.0593	$0.0400
Class R	$0.0176	$0.1292	$0.0876
Class R6	$0.0176	$0.1704	$0.1154

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year.
Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	41	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (2014-present), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
				company) (2010-present), United
				Natural Foods, Inc. (distributor of
				natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010) and SLM Corporation
				(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Trustee since	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	and Vice	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway	Chairman	Chairman since		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789	of the	April 2015		(1999-2015).
	Board
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putnam Lovell NBF.

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Independent Board Members (continued)

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since		41	Emeritus Corporation (assisted living)
One Franklin Parkway		April 2015			(1999-2010) and OSI Pharmaceuticals,
San Mateo, CA 94403-1906					Inc. (pharmaceutical products)
					(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, the Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship;
and formerly, President, Economic Club of New York (2001-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and
Editor, CBS Network News.

Robert E. Wade (1946)	Trustee	Trustee since		41	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	and	1993	and		(2003-present).
101 John F. Kennedy Parkway	Chairman	Chairman
Short Hills, NJ 07078-2789	of the	of the Board
	Board	since 2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since		17	None
One Franklin Parkway		April 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	164	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President,	since 2007,		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	and Chief	President, and		(2010-2011).
Short Hills, NJ 07078-2702	Executive	Chief Executive
	Officer –	Officer –
	Investment	Investment
	Management	Management
since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway	President
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Secretary	Secretary	Not Applicable	Not Applicable
One Franklin Parkway	and Vice	since 2005 and
San Mateo, CA 94403-1906	President	Vice President
since 2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President –
St. Petersburg, FL 33716-1205	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief
Fort Lauderdale, FL 33301-1923	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
December 31, 2015

Franklin Mutual Quest Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Franklin Mutual Quest Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and Statement of Investments	15
Financial Statements	28
Notes to Financial Statements	32
Report of Independent Registered
Public Accounting Firm	47
Tax Information	48
Board Members and Officers	49
Shareholder Information	54

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual Quest Fund

This annual report for Franklin Mutual Quest Fund covers the fiscal year ended December 31, 2015. We welcome the former shareholders of Franklin Mutual Recovery Fund that now own shares of Franklin Mutual Quest Fund as a result of Franklin Mutual Recovery Fund’s reorganization that took effect on August 27, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing primarily in equity securities of companies that we believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares had a -5.55% cumulative total return for the 12 months ended December 31, 2015. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock market performance, posted a +1.38% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projection. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500 Index, generated a modest positive total return for 2015.

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were down slightly for the year despite some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the Fed’s timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range, alleviating some

1. Source: Morningstar. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 20.

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uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the year from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

China’s economy grew at a less robust pace in 2015 than in 2014, as strength in services and consumption was offset by weakness in fixed-asset investment, imports and exports, and manufacturing. The Chinese government’s efforts to promote stable growth supported China’s domestic stock market in 2015’s first half. However, tight liquidity conditions and uncertainties about the central bank’s monetary policy led China’s domestic market to correct from June through August, contributing to a global stock market correction. The government’s intervention to cool domestic stock market speculation and its effective currency devaluation led to a severe slump in emerging market stocks from June through August. Although equities in China and most other emerging markets gained in October after China expanded its monetary and fiscal stimulus, they generally declined for the remainder of the year amid concerns about declining commodity prices and China’s moderating economy.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/15
% of Total
Net Assets
Insurance	7.6%
Banks	7.0%
Tobacco	4.6%
Oil, Gas & Consumable Fuels	4.5%
Technology Hardware, Storage & Peripherals	4.0%
Media	3.7%
Wireless Telecommunication Services	3.1%
Pharmaceuticals	2.9%
Real Estate Investment Trusts (REITs)	2.5%
Diversified Telecommunication Services	2.5%

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investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the 12 months under review, stocks in most global markets declined after a three-year ascent. Globally, several major central banks became more accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and countries. To drive further growth, an increasing number of companies took advantage of low interest rates to finance deals. In this environment, we saw a number of opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among global investors regarding China and other emerging markets, global commodity prices, U.S. monetary policy divergence and geopolitical events. However, with the support of global quantitative easing, many corporations have been able to build strong balance sheets, focus intensely on improving efficiency, maintain historically high margins and return a significant amount of capital to shareholders.

Merger and acquisition (M&A) activity accelerated in the past 12 months, helping to support valuations. Deal volumes reached historical highs and regulators globally increased their scrutiny of potential negative effects of high concentration. Such an environment — active M&A combined with regulatory uncertainty, greater complexity and market volatility — may provide attractive investment opportunities. We seek to use a mixture of merger arbitrage positions and investments in one or both of the companies to participate in these opportunities. The traditional merger arbitrage positions are constructed solely to benefit from deal completion, while unhedged investments in one or both companies can allow the Fund to benefit from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we felt bankruptcies were limited, except in the energy and mining sectors. Increased stress in high yield markets, particularly in energy credit, has expanded the potential opportunity set for us. For non-energy firms, costs of issuing debt are climbing and these debt securities are starting to look attractive to us. Within energy, declining commodity prices increased financial pressures for a growing number of issuers. At year-end, a record level of crude oil inventories and insistence by Saudi Arabia that it will not reduce production provide little reason to expect a quick recovery in crude oil prices, implying to us an increased likelihood of new investment opportunities in energy sector debt.

During the year, the Fund continued to have higher exposure to credit than the other Mutual Series funds, reflecting an opportunistic view of the managers to invest in stressed and distressed debt. The Fund may continue to have a larger portion of its assets invested in debt if the managers feel the opportunities are attractive.

Turning to Fund performance, top contributors included insurance company Ageas, telecommunications provider Koninklijke KPN and Imperial Tobacco.

Headquartered in Belgium, Ageas is a diversified insurer with operations in Europe and Asia. The company’s stock price rose in 2015 as Ageas improved its underlying insurance results

Top 10 Equity Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd., ord & pfd.	3.1%
Technology Hardware, Storage & Peripherals, South Korea
Vodafone Group PLC	3.1%
Wireless Telecommunication Services, U.K.
Spirit Realty Capital Inc.	2.5%
Real Estate Investment Trusts (REITs), U.S.
Koninklijke KPN NV	2.5%
Diversified Telecommunication Services, Netherlands
White Mountains Insurance Group Ltd.	2.4%
Insurance, U.S.
Forest City Enterprises Inc., A	2.3%
Real Estate Management & Development, U.S.
CIT Group Inc.	2.1%
Banks, U.S.
NRG Energy Inc.	1.9%
Independent Power & Renewable Electricity
Producers, U.S.
RSA Insurance Group PLC	1.9%
Insurance, U.K.
Royal Dutch Shell PLC, A	1.9%
Oil, Gas & Consumable Fuels, U.K.

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while focusing on cash generation. The company disclosed a solid capital position under new eurozone capitalization guidelines for insurers, reassuring investors. In late August, Ageas announced the sale of its Hong Kong life insurance business at a valuation that, in our view, was quite favorable.

KPN is the incumbent telecommunications operator in the Netherlands. In July, management raised 2015 earnings and free cash flow guidance while announcing a special dividend that would redistribute the substantial dividend KPN received from Telefonica Deutschland. KPN holds a stake in Telefonica Deutschland that stems from a 2014 sale of its German E-Plus unit. In April, KPN sold BASE Company, a Belgium-based mobile business, as part of an ongoing process to simplify its structure to focus on its core business and improve operating performance. We also viewed positively KPN’s selection of its new chairman in February 2015 because of his management record in the industry.

U.K.-based Imperial Tobacco has global operations in over 160 countries. In 2015, Reynolds American and Lorillard, two U.S.-based tobacco manufacturers, merged. As part of an agreement with the U.S. Federal Trade Commission, the merging companies agreed to divest several of their brands to Imperial Tobacco, including Kool, Salem and Winston. We believe the price Imperial Tobacco paid for these assets was attractive and, in our view, the newly acquired brands enhance the quality of the company’s portfolio, increase its market share and provide cost saving opportunities, all of which may help it become stronger and more profitable in the U.S. market. During the period, Imperial Tobacco also reported interim and full-year financial results that exceeded market expectations, enabling the company to raise its dividend and return more cash to shareholders.

During the period under review, some of the Fund’s investments that negatively affected performance were power generation companies NRG Energy and Texas Competitive Electric Holdings (TCEH) and retailer Macy’s.

NRG Energy is a U.S.-based integrated wholesale power generation and retail electricity company that includes solar and renewable energy businesses. The stock price declined in 2015 as natural gas and coal prices fell, resulting in lower revenues for NRG’s wholesale power operation, which sells electricity at market rates that move in line with fuel costs. In mid-December, the price of natural gas retreated to its lowest level since 2002. Investors also became increasingly unhappy with the short-term lack of return on investment from the company’s solar power business. As a result, NRG announced in September that it would package its solar power, electric vehicle charging and renewable energy operations into a new company.

The value of our TCEH debt holdings declined in 2015 due to lower natural gas and coal prices that reduced the market rates for its electricity sales. Notably, in early December, natural gas retreated to its lowest price in over a decade. TCEH is a unit of Energy Future Holdings, the largest power company in Texas, which filed for bankruptcy in 2014 after defaulting on debt associated with a $45 billion leveraged buyout of the company in 2007, just as energy prices began to decline. The company intends to emerge from bankruptcy in 2016 with less leverage on its balance sheet.

U.S.-based Macy’s operates department stores and online shopping sites under its brand names Macy’s and Bloomingdales. The company’s stock price plunged in November after announcing, after months of review by its board, that it would continue to explore real estate transactions on an individual basis but would not place its property assets into a real estate investment trust (REIT). The company stated that, in its judgment, forming a REIT did not offer sufficient upside potential, and it would explore other real estate-related structures. Shares were also hurt by weak quarterly results announced in August and November, largely driven by unseasonably warm weather and reduced buying by international visitors due to a stronger U.S. dollar.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, and currency futures had a negligible impact.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

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As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders. Thank you for your continued participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

CFA® is a trademark owned by CFA Institute.

Shawn Tumulty has been a portfolio manager for Franklin Mutual Quest Fund since 2003 and a co-portfolio manager since 2010. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

Keith Luh has been a co-portfolio manager for Franklin Mutual Quest Fund since 2010. He is also a research analyst specializing in distressed securities, merger and capital structure arbitrage, and event-driven situations. Prior to joining Franklin Mutual Series in 2005, Mr. Luh was an analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP Paribas. Mr. Luh is also Adjunct Professor in Finance and Economics at the Graduate School of Business, Columbia University and the Gabelli School of Business, Fordham University.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)		12/31/15	12/31/14		Change
Z (MQIFX)		$14.47	$16.21	-$	1.74
A (TEQIX)		$14.29	$16.02	-$	1.73
C (TEMQX)		$14.08	$15.78	-$	1.70
R (FMQSX)		$14.14	$15.87	-$	1.73
R6 (FMQRX)		$14.45	$16.19	-$	1.74

Distributions[1] (1/1/15–12/31/15)

	Dividend	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain		Total
Z	$0.6826	$0.0285	$0.1206		$0.8317
A	$0.6364	$0.0285	$0.1206		$0.7855
C	$0.5201	$0.0285	$0.1206		$0.6692
R	$0.6156	$0.0285	$0.1206		$0.7647
R6	$0.6950	$0.0285	$0.1206		$0.8441

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 12/31/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[3]	Total Return[4]	Investment[5]	Operating Expenses[6]
Z				0.81%
1-Year	-5.55%	-5.55%	$9,445
5-Year	+36.00%	+6.34%	$13,600
10-Year	+75.61%	+5.79%	$17,561
A				1.11%
1-Year	-5.85%	-11.27%	$8,873
5-Year	+33.95%	+4.77%	$12,626
10-Year	+70.29%	+4.85%	$16,052
C				1.81%
1-Year	-6.49%	-7.39%	$9,261
5-Year	+29.35%	+5.28%	$12,935
10-Year	+58.97%	+4.74%	$15,897
R				1.31%
1-Year	-6.03%	-6.03%	$9,397
5-Year	+32.65%	+5.81%	$13,265
Since Inception (5/1/09)	+72.93%	+8.56%	$17,293
R6				0.74%
1-Year	-5.54%	-5.54%	$9,446
Since Inception (5/1/13)	+12.30%	+4.44%	$11,230

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class C: Class R: Class R6:

Shares are available to certain eligible investors as described in the prospectus.

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
Z
Actual	$1,000	$935.30	$3.95
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13
A
Actual	$1,000	$934.00	$5.22
Hypothetical (5% return before expenses)	$1,000	$1,019.81	$5.45
C
Actual	$1,000	$930.90	$8.81
Hypothetical (5% return before expenses)	$1,000	$1,016.08	$9.20
R
Actual	$1,000	$933.20	$6.38
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.67
R6
Actual	$1,000	$935.40	$3.56
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.72

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.81%; A: 1.07%; C: 1.81%; R: 1.31%; and R6: 0.73%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended December 31,
	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.21	$18.18	$16.55	$16.24	$17.70
Income from investment operations[a]:
Net investment income[b]	0.54	0.78 [c]	0.54	0.43	0.51
Net realized and unrealized gains (losses)	(1.45)	(0.16)	3.68	1.61	(0.88)
Total from investment operations	(0.91)	0.62	4.22	2.04	(0.37)
Less distributions from:
Net investment income	(0.68)	(0.85)	(0.56)	(0.43)	(0.52)
Net realized gains	(0.15)	(1.74)	(2.03)	(1.30)	(0.57)
Total distributions	(0.83)	(2.59)	(2.59)	(1.73)	(1.09)
Net asset value, end of year	$14.47	$16.21	$18.18	$16.55	$16.24

Total return	(5.55)%	3.44%	25.97%	12.57%	(1.83)%

Ratios to average net assets
Expenses[d]	0.82%[e,f]	0.81%[e]	0.84%[e]	0.90%	0.86%
Expenses incurred in connection with securities sold short	0.03%	0.04%	0.07%	0.11%	0.06%
Net investment income	3.35%	4.18%[c]	2.93%	2.48%	2.90%

Supplemental data
Net assets, end of year (000’s)	$3,577,696	$4,116,651	$4,270,828	$3,582,856	$3,413,759
Portfolio turnover rate	30.51%	65.77%	63.41%	65.21%	107.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.73%.
dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.02	$18.00	$16.41	$16.12	$17.57
Income from investment operations[a]:
Net investment income[b]	0.49	0.71 [c]	0.48	0.37	0.45
Net realized and unrealized gains (losses)	(1.43)	(0.15)	3.65	1.60	(0.86)
Total from investment operations	(0.94)	0.56	4.13	1.97	(0.41)
Less distributions from:
Net investment income	(0.64)	(0.80)	(0.51)	(0.38)	(0.47)
Net realized gains	(0.15)	(1.74)	(2.03)	(1.30)	(0.57)
Total distributions	(0.79)	(2.54)	(2.54)	(1.68)	(1.04)
Net asset value, end of year	$14.29	$16.02	$18.00	$16.41	$16.12

Total return[d]	(5.85)%	3.11%	25.61%	12.21%	(2.10)%

Ratios to average net assets
Expenses[e]	1.10%[f,g]	1.11%[f]	1.14%[f]	1.20%	1.16%
Expenses incurred in connection with securities sold short	0.03%	0.04%	0.07%	0.11%	0.06%
Net investment income	3.07%	3.88%[c]	2.63%	2.18%	2.60%

Supplemental data
Net assets, end of year (000’s)	$1,203,508	$1,394,138	$1,371,789	$1,101,808	$1,093,539
Portfolio turnover rate	30.51%	65.77%	63.41%	65.21%	107.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.43%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.78	$17.76	$16.24	$15.96	$17.39
Income from investment operations[a]:
Net investment income[b]	0.36	0.57 [c]	0.35	0.25	0.33
Net realized and unrealized gains (losses)	(1.39)	(0.14)	3.59	1.59	(0.85)
Total from investment operations	(1.03)	0.43	3.94	1.84	(0.52)
Less distributions from:
Net investment income	(0.52)	(0.67)	(0.39)	(0.26)	(0.34)
Net realized gains	(0.15)	(1.74)	(2.03)	(1.30)	(0.57)
Total distributions	(0.67)	(2.41)	(2.42)	(1.56)	(0.91)
Net asset value, end of year	$14.08	$15.78	$17.76	$16.24	$15.96

Total return[d]	(6.49)%	2.42%	24.74%	11.42%	(2.82)%

Ratios to average net assets
Expenses[e]	1.82%[f,g]	1.81%[f]	1.84%[f]	1.90%	1.86%
Expenses incurred in connection with securities sold short	0.03%	0.04%	0.07%	0.11%	0.06%
Net investment income	2.35%	3.18%[c]	1.93%	1.48%	1.90%

Supplemental data
Net assets, end of year (000’s)	$337,974	$397,963	$406,304	$333,908	$338,983
Portfolio turnover rate	30.51%	65.77%	63.41%	65.21%	107.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.73%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.87	$17.84	$16.33	$16.05	$17.50
Income from investment operations[a]:
Net investment income[b]	0.44	0.65 [c]	0.50	0.33	0.41
Net realized and unrealized gains (losses)	(1.40)	(0.13)	3.56	1.60	(0.85)
Total from investment operations	(0.96)	0.52	4.06	1.93	(0.44)
Less distributions from:
Net investment income	(0.62)	(0.75)	(0.52)	(0.35)	(0.44)
Net realized gains	(0.15)	(1.74)	(2.03)	(1.30)	(0.57)
Total distributions	(0.77)	(2.49)	(2.55)	(1.65)	(1.01)
Net asset value, end of year	$14.14	$15.87	$17.84	$16.33	$16.05

Total return	(6.03)%	2.94%	25.34%	11.99%	(2.31)%

Ratios to average net assets
Expenses[d]	1.32%[e,f]	1.31%[e]	1.34%[e]	1.40%	1.36%
Expenses incurred in connection with securities sold short	0.03%	0.04%	0.07%	0.11%	0.06%
Net investment income	2.85%	3.68%[c]	2.43%	1.98%	2.40%

Supplemental data
Net assets, end of year (000’s)	$898	$675	$853	$212	$193
Portfolio turnover rate	30.51%	65.77%	63.41%	65.21%	107.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.23%.
dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL H IGHLIGHTS

	Year Ended December 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.19	$18.19	$18.16
Income from investment operations[b]:
Net investment income[c]	0.55	0.51 [d]	0.36
Net realized and unrealized gains (losses)	(1.44)	0.10	2.28
Total from investment operations	(0.89)	0.61	2.64
Less distributions from:
Net investment income	(0.70)	(0.87)	(0.58)
Net realized gains	(0.15)	(1.74)	(2.03)
Total distributions	(0.85)	(2.61)	(2.61)
Net asset value, end of year	$14.45	$16.19	$18.19

Total return[e]	(5.54)%	3.53%	14.83%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction[g]	0.74%	0.74%	2.00%
Expenses net of waiver, payments by affiliates and expense reduction[g,h]	0.74%[i]	0.74%	0.77%
Expenses incurred in connection with securities sold short	0.03%	0.04%	0.07%
Net investment income	3.43%	4.25%[d]	3.00%

Supplemental data
Net assets, end of year (000’s)	$41,408	$44,340	$5
Portfolio turnover rate	30.51%	65.77%	63.41%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 19

FRANKLIN MUTUAL QUEST FUND

Statement of Investments, December 31, 2015

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 55.5%
Auto Components 0.2%
[a,b]International Automotive Components Group Brazil LLC	Brazil	2,548,299	$26,204
[a,b,c]International Automotive Components Group North America LLC	United States	19,924,658	10,756,626
			10,782,830
Automobiles 1.6%
General Motors Co	United States	1,205,324	40,993,069
[a]General Motors Co., wts., 7/10/16	United States	1,065,963	25,988,178
[a]General Motors Co., wts., 7/10/19	United States	1,104,312	18,066,544
			85,047,791
Banks 7.0%
Barclays PLC	United Kingdom	5,864,710	18,922,348
BB&T Corp	United States	1,514,207	57,252,167
CIT Group Inc	United States	2,668,917	105,956,005
Citizens Financial Group Inc	United States	2,664,447	69,781,867
Guaranty Bancorp	United States	347,127	5,741,481
SunTrust Banks Inc	United States	1,333,217	57,115,016
Wells Fargo & Co	United States	900,054	48,926,936
			363,695,820
Chemicals 0.2%
[a,d]Advanced Emissions Solutions Inc	United States	1,724,209	12,310,852
[a,e,f]Dow Corning Corp., Contingent Distribution	United States	12,089,194	—
Tronox Ltd., A	United States	20,435	79,901
			12,390,753
Communications Equipment 0.9%
[a,b,c]Sorenson Communications Inc., Membership Interests	United States	224,279	47,098,569
Consumer Finance 1.5%
[a]Ally Financial Inc	United States	4,185,624	78,020,031
Diversified Consumer Services 0.1%
[a]Cengage Learning Holdings II LP	United States	317,069	7,292,587
Diversified Telecommunication Services 2.5%
[a,e,f]Global Crossing Holdings Ltd., Contingent Distribution	United States	49,411,586	—
Koninklijke KPN NV	Netherlands	33,374,610	126,596,068
			126,596,068
Energy Equipment & Services 1.2%
Baker Hughes Inc	United States	341,400	15,755,610
[a,f]DeepOcean Group Holding BV	Netherlands	91,357	548,142
Ensco PLC, A	United States	1,738,880	26,761,363
Rowan Cos. PLC	United States	1,161,910	19,694,375
			62,759,490
Health Care Equipment & Supplies 0.9%
Medtronic PLC	United States	616,633	47,431,410
Hotels, Restaurants & Leisure 1.0%
[a]Pinnacle Entertainment Inc	United States	1,591,555	49,529,192
Independent Power & Renewable Electricity Producers 2.1%
NRG Energy Inc	United States	8,419,264	99,094,737
NRG Yield Inc., C	United States	469,444	6,928,994
			106,023,731

20 Annual Report

franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
STATEMENT O F INVESTMENTS

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Insurance 7.6%
Ageas	Belgium	1,844,628	$85,759,521
The Allstate Corp	United States	1,061,672	65,919,214
American International Group Inc	United States	272,136	16,864,268
Direct Line Insurance Group PLC	United Kingdom	84,729	508,912
RSA Insurance Group PLC	United Kingdom	15,569,625	97,876,835
UNIQA Insurance Group AG	Austria	55,868	456,667
White Mountains Insurance Group Ltd	United States	171,770	124,844,154
			392,229,571
Internet & Catalog Retail 0.2%
[a]Bluestem Group Inc	United States	4,150,000	12,242,500
Machinery 0.0%†
[a]Vossloh AG	Germany	1,910	123,488
Media 3.7%
CBS Corp., B	United States	2,021,960	95,294,975
[a,d]Lee Enterprises Inc./IA	United States	4,824,268	8,104,770
[a,b,d]Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	933,263
[d]New Media Investment Group Inc	United States	4,441,772	86,436,883
			190,769,891
Multiline Retail 0.6%
Macy’s Inc	United States	847,010	29,628,410
Oil, Gas & Consumable Fuels 4.5%
BP PLC	United Kingdom	14,270,737	74,461,605
China Shenhua Energy Co. Ltd., H	China	17,827,995	28,064,172
Kinder Morgan Inc	United States	2,285,990	34,106,971
Royal Dutch Shell PLC, A	United Kingdom	4,191,857	96,054,070
			232,686,818
Pharmaceuticals 2.9%
GlaxoSmithKline PLC	United Kingdom	2,738,790	55,425,804
Merck & Co. Inc	United States	718,690	37,961,206
Teva Pharmaceutical Industries Ltd., ADR	Israel	852,561	55,962,104
			149,349,114
Real Estate Investment Trusts (REITs) 2.5%
Spirit Realty Capital Inc	United States	12,660,615	126,859,362
Real Estate Management & Development 2.3%
[a]Forest City Enterprises Inc., A	United States	5,456,130	119,652,931
Software 1.7%
Microsoft Corp	United States	574,171	31,855,007
Symantec Corp	United States	2,538,986	53,318,706
			85,173,713
Specialty Retail 0.4%
[a]Office Depot Inc	United States	3,303,830	18,633,601
Technology Hardware, Storage & Peripherals 2.2%
[a,d]Eastman Kodak Co	United States	3,728,145	46,750,938
[a,d]Eastman Kodak Co., wts., 9/03/18	United States	48,582	108,338
[a,d]Eastman Kodak Co., wts., 9/03/18	United States	48,582	88,905
Samsung Electronics Co. Ltd	South Korea	62,463	66,963,933
			113,912,114

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Annual Report

21

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Tobacco 4.6%
Altria Group Inc	United States	844,900	$49,181,629
British American Tobacco PLC	United Kingdom	987,518	54,888,869
Imperial Tobacco Group PLC	United Kingdom	1,761,878	93,138,534
Philip Morris International Inc	United States	298,690	26,257,838
Reynolds American Inc	United States	358,368	16,538,683
			240,005,553
Wireless Telecommunication Services 3.1%
Vodafone Group PLC	United Kingdom	48,509,200	158,015,291
Total Common Stocks and Other Equity Interests
(Cost $2,671,966,396)			2,865,950,629
Preferred Stocks 2.2%
Automobiles 0.4%
Hyundai Motor Co., pfd., 2	South Korea	237,681	21,233,977
Technology Hardware, Storage & Peripherals 1.8%
Samsung Electronics Co. Ltd., pfd	South Korea	100,160	92,975,096
Total Preferred Stocks (Cost $124,756,128)			114,209,073

		Principal
		Amount
Corporate Bonds, Notes and Senior Floating Rate
Interests 26.9%
[d,g,h]Advanced Emissions Solutions Inc., Term Loan, 10.50%, 4/22/16	United States	$12,366,667	11,888,571
Advanced Micro Devices Inc.,
senior bond, 7.00%, 7/01/24	United States	69,431,000	45,477,305
senior note, 7.50%, 8/15/22	United States	25,000,000	17,125,000
Affinion Group Inc.,
[g,h,i]Second Lien Term Loan, 8.50%, 10/31/18	United States	124,500,000	107,121,916
senior note, 7.875%, 12/15/18	United States	10,000,000	6,500,000
[g,h]Tranche B Term Loans, 6.75%, 4/30/18	United States	16,931,601	15,682,895
Avaya Inc.,
[j]senior note, 144A, 10.50%, 3/01/21	United States	75,242,000	25,958,490
[j]senior secured note, 144A, 7.00%, 4/01/19	United States	14,003,000	10,502,250
[g,h]Term B-3 Loan, 4.823%, 10/26/17	United States	14,008,235	10,938,092
[g,h]Term B-6 Loan, 6.50%, 3/30/18	United States	8,080,130	6,157,730
[g,h]Term B-7 Loan, 6.25%, 5/29/20	United States	7,212,894	5,073,066
[g,h]Belk Inc., Closing Date Term Loan, 5.75%, 12/10/22	United States	11,012,000	9,846,567
[g,h,i]Bluestem Brands Inc., Initial Term Loan, 8.50%, 11/09/20	United States	77,070,743	71,804,268
[g,h]Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	1,913,384	1,860,766
[d,g,h]Eastman Kodak Co.,
Second Lien Term Loan, 10.75%, 9/03/20	United States	51,000,000	42,585,000
[i]Term Loan, 7.25%, 9/03/19	United States	52,047,405	46,148,716
GenOn Americas Generation LLC, senior bond,
8.50%, 10/01/21	United States	28,630,000	21,114,625
9.125%, 5/01/31	United States	90,639,000	63,220,703
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	37,367,000	27,791,706
[g,h]Tranche D Term Loan, 7.174%, 1/30/19	United States	46,662,631	32,897,155
[g,h]Tranche E Term Loan, 7.924%, 7/30/19	United States	14,995,598	10,584,388
[g,h]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	12,539,517	12,339,675

22 Annual Report

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FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount	Value
Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
[d]Lee Enterprises Inc.,
[g,h]Second Lien Term Loan, 12.00%, 12/15/22	United States	$25,448,045	$26,720,447
[j]senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	99,050,000	91,497,438
[g,h]Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%, 12/21/20	United States	39,500,000	36,537,500
[d,g,h]New Media Holdings II LLC, Term B Loan, 7.25%, 6/04/20	United States	113,279,762	111,470,685
NGPL PipeCo LLC,
[j]senior secured note, 144A, 9.625%, 6/01/19	United States	16,383,000	15,400,020
[g,h]Term Loan, 6.75%, 9/15/17	United States	838,797	794,760
[g,h]Panda Liberty LLC, Construction B-1 Advance Term Loan, 7.50%, 8/21/20	United States	43,000,000	39,415,950
[c]Sorenson Communications Inc.,
[g,h]Initial Term Loan, 8.00%, 4/30/20	United States	143,542,714	143,542,714
[j,k]secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	96,671,937	91,354,980
[c,j,k]Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK,
13.00%, 10/31/21	United States	73,470,672	76,409,499
Spirit Realty Capital Inc., cvt., senior note,
2.875%, 5/15/19	United States	45,000,000	43,087,725
3.75%, 5/15/21	United States	35,000,000	33,184,550
[j]Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	Canada	18,000,000	10,620,000
[g,h]Toys R Us-Delaware Inc.,
FILO Loans, 8.25%, 10/24/19	United States	9,228,000	9,106,929
Term B-4 Loan, 9.75%, 4/24/20	United States	74,744,409	54,937,140
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $1,531,397,775)			1,386,699,221

Corporate Bonds, Notes and Senior Floating Rate Interests
in Reorganization 5.6%
[b,l]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	9,272	—
[l]Caesars Entertainment Operating Co. Inc.,
senior secured note, first lien, 11.25%, 6/01/17	United States	70,000,000	52,850,000
[g,h]Term B-5-B Loans, 1.50%, 3/01/17	United States	7,325,894	6,373,528
[g,h]Term B-6-B Loans, 1.50%, 3/01/17	United States	34,925,138	30,734,121
[g,h]Term B-7 Loans, 1.50%, 3/01/17	United States	13,731,000	11,482,549
[l]Nortel Networks Corp., cvt., senior note,
1.75%, 4/15/12	Canada	78,224,000	66,490,400
2.125%, 4/15/14	Canada	12,968,000	11,024,421
[l]Nortel Networks Ltd., senior note,
10.125%, 7/15/13	Canada	35,000,000	31,412,500
10.75%, 7/15/16	Canada	20,500,000	18,398,750
[l]Northern Telecom Ltd., 6.875%, 9/01/23	Canada	20,912,000	7,005,520
[l]Samson Investment Co., senior note, 9.75%, 2/15/20	United States	19,689,000	44,300
[g,h,l]Texas Competitive Electric Holdings Co. LLC, Term Loans,
4.908%, 10/10/17	United States	104,175,133	32,001,351
[j,l]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A,
4.726%, 10/01/20	United States	40,665,000	13,622,775
[l]Walter Energy Inc.,
[g,h]B Term Loan, 5.80%, 4/02/18	United States	13,440,403	3,763,313
[j]first lien, 144A, 6.33%, 10/15/19	United States	7,443,000	1,935,180
[j,k]second lien, 144A, PIK, 11.50%, 4/01/20	United States	6,473,550	16,582
Total Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization (Cost $424,529,977)			287,155,290

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Annual Report

23

FRANKLIN MUTUAL QUEST FUND
STATEMENT O F INVESTMENTS

	Country	Shares	Value
Companies in Liquidation 0.5%
[a]Adelphia Recovery Trust	United States	49,534,842	$198,139
[a,e]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	5,918,407	11,837
[a,b,c]CB FIM Coinvestors LLC	United States	1,439,821	—
[a,e,f]Century Communications Corp., Contingent Distribution	United States	16,323,000	—
EME Reorganization Trust	United States	368,387,370	736,775
[a,b]FIM Coinvestor Holdings I, LLC	United States	17,934,688	—
[a,e,f]KGen Power Liquidating Trust, Contingent Distribution	United States	5,519,104	2,154,962
[a,m]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	459,471,220	25,845,256
[a,e,f]NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000	—
[a,e,f]Tribune Media Litigation Trust, Contingent Distribution	United States	1,517,306	—
[a,e,f]Tropicana Litigation Trust, Contingent Distribution	United States	12,892,000	—
Total Companies in Liquidation (Cost $47,028,467)			28,946,969

		Principal
		Amount
Municipal Bonds (Cost $27,640,495) 0.5%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$33,599,000	24,443,273
Total Investments before Short Term Investments
(Cost $4,827,319,238)			4,707,404,455

Short Term Investments 8.3%
U.S. Government and Agency Securities 8.3%
[n]FHLB, 1/05/16	United States	39,500,000	39,499,842
[n]U.S. Treasury Bill,
5/12/16	United States	65,500,000	65,426,050
5/19/16	United States	60,000,000	59,926,800
[o]1/07/16 - 6/09/16	United States	264,600,000	264,362,011
Total U.S. Government and Agency Securities
(Cost $429,221,416)			429,214,703
Total Investments (Cost $5,256,540,654) 99.5%			5,136,619,158
Options Written (0.0)%†			(2,000)
Securities Sold Short (0.1)%			(5,250,135)
Other Assets, less Liabilities 0.6%			30,116,376
Net Assets 100.0%			$5,161,483,399

		Number of
		Contracts
[p]Options Written (Premiums Received $29,458) (0.0)%†
Puts – Exchange-Traded
Semiconductors & Semiconductor Equipment (0.0)%†
Advanced Micro Devices Inc., January Strike Price $2, Expires, 1/15/16	United States	1,000	$(2,000)

		Shares
[q]Securities Sold Short (0.1)%
Common Stocks (Proceeds $1,466,240) (0.0)%†
Oil, Gas & Consumable Fuels (0.0)%†
Yanzhou Coal Mining Co. Ltd., ADR	China	301,060	(1,378,855)

24 Annual Report

franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
STATEMENT O F INVESTMENTS

		Principal
	Country	Amount	Value
[q]Securities Sold Short (continued)
Corporate Notes (Proceeds $3,424,349) (0.1)%
Vulcan Materials Co., senior note, 7.00%, 6/15/18	United States	$3,472,000	$(3,871,280)
Total Securities Sold Short (Proceeds $4,890,589)			$(5,250,135)

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt December 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
dSee Note 11 regarding holdings of 5% voting securities.
eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2015, the aggregate value of these securities was $2,703,104, representing 0.05% of net assets.
gSee Note 1(h) regarding senior floating rate interests.
hThe coupon rate shown represents the rate at period end.
iA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
jSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2015, the aggregate value of these securities was $337,317,214, representing 6.54% of net assets.
kIncome may be received in additional securities and/or cash.
lSee Note 8 regarding credit risk and defaulted securities.
mBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
nThe security is traded on a discount basis with no stated coupon rate.
oA portion or all of the security has been segregated as collateral for securities sold short, open forward and written options contracts. At December 31, 2015, the value of this security and/or cash pledged amounted to $7,917,912, representing 0.15% of net assets.
pSee Note 7 regarding written options.
qSee Note 1(f) regarding securities sold short.

At December 31, 2015, the Fund had the following futures contracts outstanding. See Note 1(d).
Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD	Short	1,486	$202,207,450	3/14/16	$100,933	$—
GBP/USD	Short	1,611	148,352,963	3/14/16	3,827,413	—
Total Futures Contracts					$3,928,346	$—
Net unrealized appreciation (depreciation)					$3,928,346

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Annual Report

25

FRANKLIN MUTUAL QUEST FUND
STATEMENT O F INVESTMENTS

At December 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	14,118,150	$15,892,137	1/06/16	$—	$(553,972)
Euro	BBU	Buy	9,370,790	10,349,064	1/06/16	—	(168,501)
Euro	BONY	Sell	25,050,131	27,398,581	1/06/16	183,751	—
Euro	FBCO	Buy	8,521,163	9,590,670	1/06/16	—	(333,154)
Euro	HSBC	Buy	745,000	841,589	1/06/16	—	(32,210)
Euro	SSBT	Buy	16,612,169	18,654,395	1/06/16	—	(606,691)
Euro	SSBT	Sell	24,834,957	27,184,841	1/06/16	203,779	—
Euro	BANT	Buy	8,832,987	9,961,754	1/20/16	—	(362,071)
Euro	BONY	Buy	455,046	510,339	1/20/16	—	(15,795)
Euro	DBFX	Buy	12,447,296	13,915,192	1/20/16	14	(387,495)
Euro	FBCO	Buy	8,129,657	9,171,717	1/20/16	—	(336,412)
Euro	FBCO	Sell	23,363,786	25,590,121	1/20/16	198,378	—
Euro	HSBC	Buy	3,259,014	3,574,818	1/20/16	—	(32,924)
Euro	HSBC	Sell	23,363,785	25,580,541	1/20/16	188,799	—
Euro	SSBT	Buy	12,185,218	13,558,692	1/20/16	58,963	(374,770)
British Pound	BANT	Buy	4,509,922	6,821,573	1/21/16	—	(173,795)
British Pound	BANT	Sell	31,857,693	49,776,852	1/21/16	2,817,534	—
British Pound	BBU	Buy	3,298,927	5,070,451	1/21/16	—	(207,721)
British Pound	FBCO	Buy	3,632,085	5,582,534	1/21/16	—	(228,717)
British Pound	SSBT	Buy	4,498,181	7,039,518	1/21/16	—	(409,046)
British Pound	SSBT	Sell	25,942,950	40,504,728	1/21/16	2,263,941	—
South Korean Won	BANT	Buy	45,471,164,915	38,727,984	2/12/16	232,489	(317,738)
South Korean Won	BANT	Sell	35,087,673,156	30,102,788	2/12/16	330,936	(46,686)
South Korean Won	FBCO	Buy	2,432,623,823	2,055,623	2/12/16	11,693	—
South Korean Won	FBCO	Sell	36,266,107,565	31,305,712	2/12/16	487,749	(2,044)
South Korean Won	HSBC	Buy	17,312,716,262	14,619,715	2/12/16	108,948	(15,807)
South Korean Won	HSBC	Sell	90,097,369,110	77,392,120	2/12/16	828,425	(3,704)
British Pound	BANT	Buy	7,019,385	10,720,728	2/19/16	—	(373,524)
British Pound	BANT	Sell	4,390,085	6,745,897	2/19/16	274,517	—
British Pound	BONY	Buy	3,000,000	4,705,170	2/19/16	—	(282,900)
British Pound	DBFX	Buy	2,679,215	4,058,826	2/19/16	—	(109,423)
British Pound	DBFX	Sell	26,464,373	41,231,493	2/19/16	2,220,630	—
British Pound	FBCO	Buy	6,504,921	10,113,119	2/19/16	—	(524,281)
British Pound	FBCO	Sell	37,127,492	57,562,540	2/19/16	2,833,281	—
British Pound	HSBC	Buy	7,312,078	11,353,208	2/19/16	—	(574,548)
British Pound	SSBT	Buy	8,904,817	13,548,329	2/19/16	—	(421,828)
British Pound	SSBT	Sell	199,361	308,603	2/19/16	14,727	—
Euro	BANT	Buy	1,197,914	1,319,528	2/22/16	—	(16,535)
Euro	BANT	Sell	7,546,670	8,619,713	2/22/16	411,060	—
Euro	BONY	Buy	576,336	636,589	2/22/16	—	(9,698)
Euro	DBFX	Buy	1,758,342	1,937,124	2/22/16	—	(24,542)
Euro	DBFX	Sell	262,682	293,912	2/22/16	8,188	—
Euro	FBCO	Buy	1,197,913	1,319,498	2/22/16	—	(16,506)
Euro	HSBC	Buy	1,143,165	1,256,441	2/22/16	—	(13,000)
Euro	HSBC	Sell	1,682,788	1,891,560	2/22/16	61,160	—
Euro	SSBT	Buy	1,213,875	1,334,844	2/22/16	—	(14,490)
Euro	SSBT	Sell	2,613,862	2,951,058	2/22/16	107,911	—
British Pound	BANT	Sell	30,595,788	47,261,314	4/22/16	2,152,986	—
British Pound	DBFX	Sell	3,000,000	4,566,150	4/22/16	143,156	—
British Pound	HSBC	Sell	23,033,524	35,579,884	4/22/16	1,620,840	—
Euro	FBCO	Sell	82,092	87,448	5/04/16	—	(2,037)
Euro	SSBT	Sell	4,693,000	5,117,576	5/04/16	1,905	—
South Korean Won	BANT	Sell	38,147,249,902	33,171,893	5/12/16	793,727	—
South Korean Won	FBCO	Sell	43,339,556,185	37,578,739	5/12/16	793,509	—
South Korean Won	HSBC	Sell	33,927,191,582	29,691,740	5/12/16	895,424	—
Euro	BANT	Sell	1,147,615	1,228,722	5/18/16	—	(22,826)

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STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	DBFX	Sell	1,160,082	$1,240,915	5/18/16	$—	$(24,230)
Euro	FBCO	Sell	614,332	666,978	5/18/16	2,018	(5,008)
Euro	HSBC	Sell	598,334	649,323	5/18/16	1,616	(4,814)
Euro	SSBT	Sell	1,187,702	1,268,021	5/18/16	—	(27,245)
British Pound	BANT	Sell	542,000	804,030	5/23/16	4,821	—
British Pound	FBCO	Sell	22,325,725	34,203,904	5/23/16	1,283,378	—
British Pound	HSBC	Sell	18,899,077	28,925,415	5/23/16	1,057,673	—
Total Forward Exchange Contracts						$22,597,926	$(7,076,688)
Net unrealized appreciation (depreciation)						$15,521,238

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 46.

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FRANKLIN MUTUAL QUEST FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,706,371,177
Cost - Non-controlled affiliates (Note 11)	550,169,477
Total cost of investments	$5,256,540,654
Value - Unaffiliated issuers	$4,651,574,352
Value - Non-controlled affiliates (Note 11)	485,044,806
Total value of investments	5,136,619,158
Cash	12,387,345
Restricted Cash (Note 1e)	1,690,000
Foreign currency, at value (cost $3,001,398)	3,002,438
Receivables:
Investment securities sold	1,672,977
Capital shares sold	4,636,844
Dividends and interest	27,736,464
Due from brokers	14,130,629
Variation margin	2,064,088
Unrealized appreciation on OTC forward exchange contracts	22,597,926
Other assets	729,112
Total assets	5,227,266,981
Liabilities:
Payables:
Investment securities purchased	30,244,605
Capital shares redeemed	12,822,643
Management fees	2,989,793
Distribution fees	1,109,437
Transfer agent fees	634,766
Trustees’ fees and expenses	252,488
Options written, at value (premiums received $29,458)	2,000
Securities sold short, at value (proceeds $4,890,589)	5,250,135
Due to brokers	5,020,000
Unrealized depreciation on OTC forward exchange contracts	7,076,688
Accrued expenses and other liabilities	381,027
Total liabilities	65,783,582
Net assets, at value	$5,161,483,399
Net assets consist of:
Paid-in capital	$5,516,299,818
Distributions in excess of net investment income	(31,134,930)
Net unrealized appreciation (depreciation)	(101,005,849)
Accumulated net realized gain (loss)	(222,675,640)
Net assets, at value	$5,161,483,399

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2015

Class Z:
Net assets, at value	$3,577,696,058
Shares outstanding	247,295,212
Net asset value and maximum offering price per share	$14.47
Class A:
Net assets, at value	$1,203,507,771
Shares outstanding	84,203,407
Net asset value per share[a]	$14.29
Maximum offering price per share (net asset value per share ÷ 94.25%)	$15.16
Class C:
Net assets, at value	$337,973,710
Shares outstanding	24,008,871
Net asset value and maximum offering price per share[a]	$14.08
Class R:
Net assets, at value	$898,021
Shares outstanding	63,526
Net asset value and maximum offering price per share	$14.14
Class R6:
Net assets, at value	$41,407,839
Shares outstanding	2,865,030
Net asset value and maximum offering price per share	$14.45

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 29

FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2015

Investment income:
Dividends:
Unaffiliated issuers	$94,493,204
Non-controlled affiliates (Note 11)	5,009,932
Interest:
Unaffiliated issuers	110,449,227
Non-controlled affiliates (Note 11)	21,670,235
Income from securities loaned	4,090,824
Other income (Note 1i)	2,458,964
Total investment income	238,172,386
Expenses:
Management fees (Note 3a)	38,463,846
Distribution fees: (Note 3c)
Class A	3,766,892
Class C	3,785,658
Class R	4,176
Transfer agent fees: (Note 3e)
Class Z	3,360,029
Class A	1,141,507
Class C	321,425
Class R	709
Class R6	4,824
Custodian fees (Note 4)	263,685
Reports to shareholders	297,840
Registration and filing fees	161,391
Professional fees	257,047
Trustees’ fees and expenses	163,415
Dividends and/or interest on securities sold short	1,756,712
Other	224,930
Total expenses	53,974,086
Expense reductions (Note 4)	(2,021)
Expenses waived/paid by affiliates (Note 3f)	(27,292)
Net expenses	53,944,773
Net investment income	184,227,613
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(129,058,577)
Non-controlled affiliates (Note 11)	925,302
Written options	886,757
Foreign currency transactions	107,288,600
Futures contracts	26,132,883
Securities sold short	4,786,338
Net realized gain (loss)	10,961,303
Net change in unrealized appreciation (depreciation) on:
Investments	(465,690,756)
Translation of other assets and liabilities denominated in foreign currencies	(47,830,952)
Written options	(1,164,572)
Futures contracts	(157,568)
Net change in unrealized appreciation (depreciation)	(514,843,848)
Net realized and unrealized gain (loss)	(503,882,545)
Net increase (decrease) in net assets resulting from operations	$(319,654,932)

30 Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets
	Year Ended December 31,

	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$184,227,613	$247,621,992
Net realized gain (loss)	10,961,303	562,800,842
Net change in unrealized appreciation (depreciation)	(514,843,848)	(612,900,738)
Net increase (decrease) in net assets resulting from operations	(319,654,932)	197,522,096
Distributions to shareholders from:
Net investment income:
Class Z	(163,207,971)	(190,782,212)
Class A	(51,862,885)	(60,978,852)
Class C	(12,107,464)	(14,917,082)
Class R	(37,204)	(27,118)
Class R6	(1,902,104)	(2,013,042)
Net realized gains:
Class Z	(36,346,618)	(387,863,649)
Class A	(12,624,545)	(132,713,943)
Class C	(3,609,519)	(38,720,015)
Class R	(8,573)	(62,584)
Class R6	(400,346)	(4,096,572)
Total distributions to shareholders	(282,107,229)	(832,175,069)
Capital share transactions: (Note 2)
Class Z	(123,816,554)	279,883,976
Class A	(48,647,999)	173,092,819
Class C	(20,106,509)	35,618,735
Class R	330,459	(111,703)
Class R6	1,720,060	50,156,576
Total capital share transactions	(190,520,543)	538,640,403
Net increase (decrease) in net assets	(792,282,704)	(96,012,570)
Net assets:
Beginning of year	5,953,766,103	6,049,778,673
End of year	$5,161,483,399	$5,953,766,103
Distributions in excess of net investment income included in net assets:
End of year	$(31,134,930)	$(7,376,721)

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FRANKLIN MUTUAL QUEST FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the

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NOTES TO FINANCIAL STATEMENTS

nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2015, the Fund had OTC derivatives in a net liability position of $500,864 and the aggregate value of collateral pledged for such contracts was $505,595.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counter-party within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2015, the Fund received $7,798,815 in Italy Treasury Notes, United Kingdom Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

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NOTES TO FINANCIAL STATEMENTS

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At December 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

i. Income and Deferred Taxes (continued)

jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $2,556,354 from Finland and Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,

		2015		2014
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	12,954,163	$207,655,082	13,791,131	$254,628,820
Shares issued on reorganization (Note 12)	1,132,300	17,641,382	—	—
Shares issued in reinvestment of distributions	13,178,701	190,234,563	33,993,990	551,437,500
Shares redeemed	(33,954,727)	(539,347,581)	(28,713,574)	(526,182,344)
Net increase (decrease)	(6,689,563)	$(123,816,554)	19,071,547	$279,883,976
Class A Shares:
Shares sold	12,578,900	$198,023,725	12,523,961	$230,093,834
Shares issued on merger (Note 12)	1,141,127	17,539,264	—	—
Shares issued in reinvestment of distributions	4,438,917	63,336,516	11,754,465	188,443,537
Shares redeemed	(20,988,500)	(327,547,504)	(13,468,589)	(245,444,552)
Net increase (decrease)	(2,829,556)	$(48,647,999)	10,809,837	$173,092,819
Class C Shares:
Shares sold	2,190,012	$33,809,518	2,624,276	$47,212,405
Shares issued on reorganization (Note 12)	448,682	6,761,645	—	—
Shares issued in reinvestment of distributions	1,074,843	15,125,085	3,246,333	51,269,278
Shares redeemed	(4,927,958)	(75,802,757)	(3,524,189)	(62,862,948)
Net increase (decrease)	(1,214,421)	$(21,106,509)	2,346,420	$35,618,735
Class R Shares:
Shares sold	25,822	$411,526	57,363	$1,046,885
Shares issued in reinvestment of distributions	3,246	45,776	5,648	89,703
Shares redeemed	(8,054)	(126,843)	(68,294)	(1,248,291)
Net increase (decrease)	21,014	$330,459	(5,283)	$(111,703)
Class R6 Shares:
Shares sold	601,340	$9,629,497	2,577,392	$48,100,007
Shares issued in reinvestment of distributions	159,785	2,302,450	377,501	6,108,898
Shares redeemed	(634,102)	(10,211,887)	(217,161)	(4,052,329)
Net increase (decrease)	127,023	$1,720,060	2,737,732	$50,156,576

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$485,474
CDSC retained	$20,907

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2015, the Fund paid transfer agent fees of $4,828,494, of which $2,356,751 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year of Year	of Year of Year	Income	Gain (Loss)	of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	—	98,750,000	(98,750,000)	—	$ —	$ —	$ —	—%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016. There were no Class R6 transfer agent fees waived during the year ended December 31, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2015	$252,488
[b]Increase in projected benefit obligation	$16,713

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

At December 31, 2015, capital loss carryforwards were as follows:
Capital loss carryforwards subject to expiration:
2016		$44,141,197
2017		73,758,943
2018		18,751,585
Capital loss carryforwards not subject to expiration:
Short term		5,699,192
Long term		53,864,143
Total capital loss carryforwards		$196,215,060 [a]
[a]Includes $140,870,870 from the merged Franklin Mutual Recovery Fund, which may be carried over to offset future capital gains, subject to certain limitations.
6. Income Taxes (continued)

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:
	2015	2014
Distributions paid from:
Ordinary income	$239,256,748	$465,683,084
Long term capital gain	42,853,418	366,491,985
	$282,110,166	$832,175,069

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:
Cost of investments		$5,298,050,949
Unrealized appreciation		$565,854,239
Unrealized depreciation		(727,286,030)
Net unrealized appreciation (depreciation)		$(161,431,791)
Distributable earnings – undistributed ordinary income		$12,957,630

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treat-
ments of foreign currency transactions, bond discounts and premiums, tax straddles and wash sales.

7. Investment Transactions
Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2015, aggregated $1,593,157,037 and $1,913,240,628, respectively.

Transactions in options written during the year ended December 31, 2015, were as follows:
	Number of
	Contracts	Premiums
Options outstanding at December 31, 2014	14,000	$2,112,030
Options written	10,300	598,154
Options expired	(3,000)	(284,873)
Options exercised	(7,500)	(1,458,433)
Options closed	(12,800)	(937,420)
Options outstanding at December 31, 2015	1,000	$29,458

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $287,155,290, representing 5.56% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/				Acquisition
Warrants	Issuer			Dates	Cost	Value
9,272	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12			7/01/10 - 11/30/12	$9,272	$—
1,439,821	CB FIM Coinvestors LLC			1/15/09 - 6/02/09	—	—
17,934,688	FIM Coinvestor Holdings I, LLC			11/20/06 - 6/02/09	—	—
2,548,299	International Automotive Components Group Brazil LLC			4/13/06 - 12/26/08	1,692,334	26,204
19,924,658	International Automotive Components Group North America LLC			1/02/06 - 3/18/13	16,305,945	10,756,626
1,110,000	[a]Lee Enterprises Inc., wts., 12/31/22			3/31/14	1,490,026	933,263
224,279	[b]Sorenson Communications Inc., Membership Interests			4/30/14	—	47,098,569
	Total Restricted Securities (Value is 1.14% of Net Assets)				$19,497,577	$58,814,662

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $126,322,655 as of December 31, 2015.
[b]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $234,897,694 as of December 31, 2015.

10. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location		Fair Value
Foreign exchange contracts	Variation margin	$3,928,346	[a]
	Unrealized appreciation on OTC	22,597,926		Unrealized depreciation on OTC		$7,076,688
	forward exchange contracts			forward exchange contracts
Equity contracts		—		Options written, at value		2,000
Totals		$26,526,272				$7,078,688

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

10. Other Derivative Information (continued)

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

							Net Change in
								Unrealized
Derivative Contracts				Net Realized				Appreciation
Not Accounted for as	Statement of Operations			Gain (Loss)		Statement of Operations	(Depreciation)
Hedging Instruments	Locations			for the Year		Locations		for the Year
	Net realized gain (loss) from:					Net change in unrealized
						appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions			$108,417,630	[a]	Translation of other assets		$(47,944,410)[a]
						and liabilities denominated
						in foreign currencies
	Futures contracts			26,132,883		Futures contracts		(157,568)
Equity contracts	Investments			(3,646,941)		Investments		3,626,941
	Written options			886,757		Written options		(1,164,572)
Totals				$131,790,329				$(45,639,609)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the average month end fair value of derivatives represented 0.76% of average month end net assets. The average month end number of open derivative contracts for the year was 169.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2015, were as shown below.

	Number of				Number of
	Shares/Warrants/				Shares/Warrants/
	Principal Amount				Principal Amount	Value
	Held at Beginning	Gross		Gross	Held at End of	at End	Investment	Realized
Name of Issuer	of Year	Additions		Reductions	Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Advanced Emissions Solutions
Inc	—	1,724,209		—	1,724,209	$12,310,852	$—	$—
Advanced Emissions Solutions
Inc., Term Loan,
10.50%, 4/22/16	—	14,000,000		(1,633,333)	12,366,667	11,888,571	164,306	62,235
Eastman Kodak Co	3,207,889	520,256	[a]	—	3,728,145	46,750,938	—	—
Eastman Kodak Co., Second Lien
Term Loan, 10.75%, 9/03/20	50,486,000	514,000	[a]	—	51,000,000	42,585,000	3,983,836	—
Eastman Kodak Co., Term Loan,
7.25%, 9/03/19	14,623,310	37,643,704	[a]	(219,609)	52,047,405	46,148,716	970,171	3,103
Eastman Kodak Co., wts.,
9/03/18	43,321	5,261	[a]	—	48,582	108,338	—	—
Eastman Kodak Co., wts.,
9/03/18	43,321	5,261	[a]	—	48,582	88,905	—	—

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NOTES TO FINANCIAL STATEMENTS

	Number of				Number of
	Shares/Warrants/				Shares/Warrants/
	Principal Amount				Principal Amount		Value
	Held at Beginning	Gross		Gross	Held at End of		at End	Investment	Realized
Name of Issuer	of Year	Additions		Reductions	Year		of Year	Income	Gain (Loss)
KGen Power Liquidating Trust,
Contingent Distribution	5,377,461	141,643	[a]	—	5,519,104	$	— [b]	$—	$—
Lee Enterprises Inc./IA	—	4,824,268		—	4,824,268		8,104,770	—	—
Lee Enterprises Inc., Second
Lien Term Loan,
12.00%, 12/15/22	27,750,000	—		(2,301,955)	25,448,045		26,720,447	2,246,967	109,479
Lee Enterprises Inc., senior
secured note, first lien, 144A,
9.50%, 3/15/22	74,255,000	24,795,000	[a]	—	99,050,000		91,497,438	7,034,630	—
Lee Enterprises Inc., wts.,
12/31/22	1,110,000	—		—	1,110,000		933,263	—	—
New Media Investment Group
Inc	2,470,007	2,216,985		(245,220)	4,441,772		86,436,883	5,009,932	731,343
New Media Holdings II LLC,
Term B Loan,
7.25%, 6/04/20	114,425,000	—		(1,145,238)	113,279,762		111,470,685	7,270,325	19,142
Total Affiliated Securities (Value is 9.40% of Net Assets)							$485,044,806	$26,680,167	$925,302

a A portion or all of the gross additions were acquired through merger acquisitions.
b As of December 31, 2015, no longer an affiliate. Effective June 30, 2014, the common shares were converted into liquidating trust interests, which are non-voting shares.

12. Reorganization

On August 27, 2015, the Franklin Mutual Quest Fund (Surviving Fund), pursuant to a plan of reorganization approved on August 7, 2015 by shareholders of Franklin Mutual Recovery Fund (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $(5,776,301) of unrealized appreciation (depreciation), through a tax-free exchange of 2,722,109 shares of the Surviving Fund (valued at $41,942,291). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $5,513,219,307.

The primary purpose for the reorganization was to reorganize the Acquired Fund from a closed-end investment company operating as an interval fund into an open-end investment company with similar investment goals and strategies that offers daily liquidity to its shareholders. The estimated cost of the reorganization was $200,000 of which the Surviving Fund and the Acquired Fund each paid 25% and Franklin Mutual paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses is included with professional fees and reports to shareholders expenses in the Statement of Operations.

Assuming the reorganization had been completed on January 1, 2015, the Fund’s pro forma results of operations would have been as follows:

Net Increase
(Decrease) in
	Net	Net Realized	Net Assets
	Investment	and Unrealized	from
Period	Income	Gain (Loss)	Operations

For the period January 1, 2015 through December 31, 2015	$184,931,439	$(506,490,317)	$(321,558,878)

Subsequent to the reorganization, the Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amount of net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$10,782,830		$10,782,830
Communications Equipment	—	—	47,098,569		47,098,569
Energy Equipment & Services	62,211,348	—	548,142		62,759,490
Media	189,836,628	933,263	—		190,769,891
All Other Equity Investments[b]	2,668,748,922	—	—[c]		2,668,748,922
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	1,386,699,221	—		1,386,699,221
Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization	—	287,138,708	16,582	[c]	287,155,290
Companies in Liquidation	934,914	25,857,093	2,154,962	[c]	28,946,969
Municipal Bonds	—	24,443,273	—		24,443,273
Short Term Investments	389,714,861	39,499,842	—		429,214,703
Total Investments in Securities	$3,311,446,673	$1,764,571,400	$60,601,085		$5,136,619,158

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NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total

Assets: (continued)
Other Financial Instruments
Futures Contracts	$3,928,346	$—	$—	$3,928,346
Forward Exchange Contracts	—	22,597,926	—	22,597,926
Total Other Financial Instruments	$3,928,346	$22,597,926	$—	$26,526,272

Liabilities:
Other Financial Instruments
Options Written	$2,000	$—	$—	$2,000
Securities Sold Short	1,378,855	3,871,280	—	5,250,135
Forward Exchange Contracts	—	7,076,688	—	7,076,688
Total Other Financial Instruments	$1,380,855	$10,947,968	$—	$12,328,823

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At December 31, 2015, the reconciliation of assets, is as follows:

														Net
														Change in
														Unrealized
														Appreciation
											Net			(Depreciation)
	Balance at		Purchases/				Transfers			Net	Unrealized	Balance		on Assets
	Beginning of		Merger			Transfers Into	Out of		Cost Basis	Realized	Appreciation	at End		Held at
	Year		Acquisitions	Sales		Level 3[a]	Level 3[b] Adjustments[c] Gain (Loss)				(Depreciation)	of Year		Year End

Assets:
Investments in
Securities:
Equity
Investments:[d]
Auto
Components .	$14,353,498		$974,073	$—		$—	$—	$	— $	—	$(4,544,741) $10,782,830			$(4,544,741)
Communications
Equipment	27,846,362		188,500	—		—	—		—	—	19,063,707	47,098,569		19,063,707
Energy
Equipment &
Services	—		2,283,925	—		—	—		—	—	(1,735,783)	548,142		(1,735,783)
Insurance	—[e]		—	—		—	—		(37,907)	(9,051,918)	9,089,825	—		—
Media	1,831,500		—	—		—	—		—	—	(1,831,500)	—		—
Real Estate
Management &
Development	69,961,758		—	(83,120,543)		—	—		—	83,120,543	(69,961,758)	—		—
Corporate Bonds,
Notes and
Senior Floating
Rate
Interests	13,241,250		—	—		—	(14,220,000)		—	—	978,750	—		—
Corporate Bonds,
Notes and
Senior Floating
Rate Interests in
Reorganization .	—[e]		—	—		94,290	—		—	—	(77,708)	16,582	[e]	(77,708)
Companies in
Liquidation	1,543,815	[e]	40,664	—		—	—		—	—	570,483	2,154,962	[e]	570,483

Total
Investments
in
Securities .	$128,778,183		$3,487,162		$(83,120,543)	$94,290	$(14,220,000)		$(37,907) $74,068,625		$(48,448,725) $60,601,085			$13,275,958

[a]The investments were transferred into Level 3 as a result of their value being determined using a significant unobservable input.
[b]The investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.
[c]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
[d]Includes common and preferred stocks as well as other equity investments.
[e]Includes securities determined to have no value.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS

14. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2015, are as follows:

						Impact to Fair
	Fair Value at	Valuation				Value if Input
Description	End of Year	Technique	Unobservable Inputs	Amount		Increases[a]

Assets:
Investments in Securities:
Equity Investments:
Auto Components	$10,756,626	Market	Discount for lack of marketability	10%		Decrease[b]
		comparables	EV / EBITDA multiple	3.8	x	Increase[c]
All Other Investments[d]	$49,844,459
Total	$60,601,085

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cRepresents a significant impact to fair value and net assets.
dIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable.
May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

Abbreviations List

EBITDA - Earnings before interest, taxes, depreciation and amortization EV - Enterprise value

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	USD	United States Dollar	GO	General Obligation
DBFX	Deutsche Bank AG			PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Franklin Mutual Quest Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Mutual Quest Fund (the “Fund”) (one of the funds constituting the Franklin Mutual Series Funds), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Quest Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $42,853,418 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $10,129,603 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 29.82% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $122,592,636 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $105,868,093 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2015.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	41	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (2014-present), Ares
Short Hills, NJ 07078-2789				Capital Corporation (specialty finance
				company) (2010-present), United
				Natural Foods, Inc. (distributor of
				natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010) and SLM Corporation
				(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Trustee since	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	and Vice	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway	Chairman	Chairman since		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789	of the	April 2015		(1999-2015).
	Board
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putnam Lovell NBF.

David W. Niemiec (1949)	Trustee	Since	41	Emeritus Corporation (assisted living)
One Franklin Parkway		April 2015		(1999-2010) and OSI Pharmaceuticals,
San Mateo, CA 94403-1906				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

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Independent Board Members (continued)

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

Charles Rubens II (1930)	Trustee	Since 1998		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship;
and formerly, President, Economic Club of New York (2001-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and
Editor, CBS Network News.

Robert E. Wade (1946)	Trustee	Trustee since		41	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	and	1993	and		(2003-present).
101 John F. Kennedy Parkway	Chairman	Chairman
Short Hills, NJ 07078-2789	of the	of the Board
	Board	since 2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since		17	None
One Franklin Parkway		April 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

Interested Board Members and Officers

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007		164	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee		7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President,	since 2007,			(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	and Chief	President, and			(2010-2011).
Short Hills, NJ 07078-2702	Executive	Chief Executive
	Officer –	Officer –
	Investment	Investment
	Management	Management
		since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway	President
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Secretary	Secretary	Not Applicable	Not Applicable
One Franklin Parkway	and Vice	since 2005 and
San Mateo, CA 94403-1906	President	Vice President
since 2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President –
St. Petersburg, FL 33716-1205	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief
Fort Lauderdale, FL 33301-1923	Financial
Officer
and Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the
Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL QUEST FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
December 31, 2015

Franklin Mutual Shares Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Franklin Mutual Shares Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and Statement of Investments	15
Financial Statements	28
Notes to Financial Statements	32
Report of Independent Registered
Public Accounting Firm	45
Tax Information	46
Board Members and Officers	47
Shareholder Information	52

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Franklin Mutual Shares Fund

This annual report for Franklin Mutual Shares Fund covers the fiscal year ended December 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies that we believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares had a -3.81% cumulative total return for the 12 months ended December 31, 2015. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, posted a +1.38% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projection. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500, generated a modest positive total return for 2015.

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were down slightly for the year despite some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the Fed’s timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

Geographic Breakdown*

Based on Total Net Assets as of 12/31/15

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 20.

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In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the year from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/15
% of Total
Net Assets
Insurance	12.1%
Banks	10.7%
Pharmaceuticals	8.1%
Media	6.5%
Software	6.1%
Tobacco	6.1%
Oil, Gas & Consumable Fuels	5.4%
Health Care Equipment & Supplies	4.5%
Food & Staples Retailing	3.4%
Technology Hardware, Storage & Peripherals	3.1%

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the 12 months under review, stocks in most global markets declined after a three-year ascent. Globally, several major central banks became more accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and countries. To drive further growth, an increasing number of companies took advantage of low interest rates to finance deals. In this environment, we saw a number of opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among global investors regarding China and other emerging markets, global commodity prices, U.S. monetary policy divergence and geopolitical events. However, with the support of global quantitative easing, many corporations have been able to build strong balance sheets, focus intensely on improving efficiency,

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maintain historically high margins and return a significant amount of capital to shareholders.

Merger and acquisition (M&A) activity accelerated in the past 12 months, helping to support valuations. Deal volumes reached historical highs and regulators globally increased their scrutiny of potential negative effects of high concentration. Such an environment — active M&A combined with regulatory uncertainty, greater complexity and market volatility — may provide attractive investment opportunities. We seek to use a mixture of merger arbitrage positions and investments in one or both of the companies to participate in these opportunities. The traditional merger arbitrage positions are constructed solely to benefit from deal completion, while unhedged investments in one or both companies can allow the Fund to benefit from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we felt bankruptcies were limited, except in the energy and mining sectors. Increased stress in high yield markets, particularly in energy credit, has expanded the potential opportunity set for us. For non-energy firms, costs of issuing debt are climbing and these debt securities are starting to look attractive to us. Within energy, declining commodity prices increased financial pressures for a growing number of issuers. At year-end, a record level of crude oil inventories and insistence by Saudi Arabia that it will not reduce production provide little reason to expect a quick recovery in crude oil prices, implying to us an increased likelihood of new investment opportunities in energy sector debt.

Turning to Fund performance, top contributors included multinational software company Microsoft and pharmaceutical companies Hospira2 and Eli Lilly & Co.

Shares of Microsoft rose as earnings improved and the company’s cloud computing services gained momentum. In April and October, Microsoft’s quarterly earnings exceeded consensus estimates despite a challenging environment for personal computer sales. Revenue outperformance and cost controls helped drive the solid results, highlighted by the strong performance of Microsoft’s cloud computing operations, which include Azure and Office365. We believe Microsoft’s cloud computing business has the potential to grow and become increasingly profitable as technology users become more comfortable relying on cloud infrastructure and applications. Supporting this belief were the company’s assertions that the growth in Office365 subscriptions began to fully offset the decline in transactional, one-time license purchases. October’s quarterly results also showed strength in the adoption of Microsoft’s new Windows 10 operating system.

Hospira is a global pharmaceutical and medical device company specializing in injectable generic drugs and biosimilars — drugs highly similar to medications licensed by other firms. Shares rose sharply in early February following the announcement that Pfizer had reached an agreement to acquire Hospira. We believed the deal, which closed in early September, made sense as Hospira offered Pfizer a strong leadership position in injectables and an attractive high-growth generics market, and the deal positioned Pfizer as a top-tier biosimilars company with a strong pipeline. This acquisition news was in line with our views on industry consolidation and more specifically on Hospira as a highly attractive asset in the generics industry.

U.S.-based Eli Lilly & Co. performed well in 2015 as the market, in our view, gained more appreciation for the company’s strong research and development capabilities and deep pipeline. Driving the increased appreciation was Eli Lilly’s substantial progress during the year on several new product approvals including an oncology compound, regulatory submissions including for a psoriasis treatment and positive late-stage data disclosures including a drug for rheumatoid arthritis. Also, in September, Eli Lilly and drug maker Boehringer Ingelheim (a private company) announced that their jointly owned diabetes drug significantly reduced cardiovascular risk. Eli Lilly’s 2015 operating performance was also strong as the company raised its earnings guidance in July and reported solid sales performance and profit margin progress in October. We believe Eli Lilly has many attractive assets targeting end markets with high unmet medical needs that, in our assessment, position its business to generate strong long-term revenues and free cash flows.

During the period under review, some of the Fund’s investments that negatively affected performance were utility Texas Competitive Electric Holdings (TCEH), oil and gas exploration and production company Marathon Oil and natural resources company Freeport-McMoRan.

The value of our TCEH debt holdings declined in 2015 due to lower natural gas and coal prices that reduced the market rates for its electricity sales. Notably, in early December, natural gas retreated to its lowest price in over a decade. TCEH is a unit of Energy Future Holdings, the largest power company in Texas, which filed for bankruptcy in 2014 after defaulting on debt associated with a $45 billion leveraged buyout of the company in 2007, just as energy prices began to decline. The company

2. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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intends to emerge from bankruptcy in 2016 with less leverage on its balance sheet.

Marathon Oil’s stock price closely followed the decline in crude oil. In October, Marathon Oil announced a dividend cut, a move that preserves capital and puts the company’s capital allocation policies more in line with its exploration and production peer group, in our analysis. We believed this move could allow for a smaller reduction in capital spending and a corresponding improvement in its production profile, which we welcomed given the returns available from the company’s resource base. The company also announced a significant reduction in its deepwater exploration program, an action we viewed favorably given the program’s lackluster returns in recent years. We continued to believe that Marathon Oil’s relatively low-cost assets would enable it to weather the current downturn with the potential to generate strong returns if the environment improves.

Shares of Freeport-McMoRan were primarily affected by steeply falling commodity prices in 2015, such as for copper, crude oil and natural gas. Investor uncertainty regarding the company’s negotiations with Indonesia’s government also hurt the stock price. The two sides agreed to a six-month export permit extension in late July, but other important matters remained outstanding at year-end, including every-other-year negotiations of a labor contract and the long-term operating rights and investment plans of the company’s Indonesia unit. The company took steps to strengthen its financial position, including a significant cut in its 2016–2017 capital investment budget, the suspension of its dividend and an agreement with creditors to ease covenants on a $4 billion term loan, announced in December.

During the year, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, and currency futures had a negligible impact.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Top 10 Equity Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	3.6%
Software, U.S.
White Mountains Insurance Group Ltd.	3.2%
Insurance, U.S.
Medtronic PLC	3.2%
Health Care Equipment & Supplies, U.S.
Merck & Co. Inc.	2.8%
Pharmaceuticals, U.S.
Time Warner Cable Inc.	2.2%
Media, U.S.
PNC Financial Services Group Inc.	2.2%
Banks, U.S.
Eli Lilly & Co.	2.2%
Pharmaceuticals, U.S.
American International Group Inc.	2.1%
Insurance, U.S.
British American Tobacco PLC	1.8%
Tobacco, U.K.
ACE Ltd.	1.7%
Insurance, U.S.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

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Thank you for your continued participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

Peter Langerman has been portfolio manager for Franklin Mutual Shares Fund since 2005. He has been portfolio manager of Franklin Mutual Global Discovery Fund since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

F. David Segal has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife from 1999 to 2002.

Debbie Turner has been assistant portfolio manager for Franklin Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund’s former manager.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)		12/31/15	12/31/14		Change
Z (MUTHX)		$26.00	$29.52	-$	3.52
A (TESIX)		$25.78	$29.29	-$	3.51
C (TEMTX)		$25.54	$29.02	-$	3.48
R (TESRX)		$25.66	$29.14	-$	3.48
R6 (FMSHX)		$25.98	$29.51	-$	3.53

Distributions[1] (1/1/15–12/31/15)

	Dividend	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain		Total
Z	$0.5917	$0.0917	$1.6688		$2.3522
A	$0.5069	$0.0917	$1.6688		$2.2674
C	$0.2926	$0.0917	$1.6688		$2.0531
R	$0.4294	$0.0917	$1.6688		$2.1899
R6	$0.6284	$0.0917	$1.6688		$2.3889

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 12/31/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[3]	Total Return[4]	Investment[5]	Operating Expenses[6]
Z				0.80%
1-Year	-3.81%	-3.81%	$9,619
5-Year	+50.37%	+8.50%	$15,037
10-Year	+63.53%	+5.04%	$16,353
A				1.10%
1-Year	-4.10%	-9.62%	$9,038
5-Year	+48.14%	+6.90%	$13,962
10-Year	+58.65%	+4.11%	$14,955
C				1.80%
1-Year	-4.79%	-5.67%	$9,433
5-Year	+43.06%	+7.42%	$14,306
10-Year	+48.01%	+4.00%	$14,801
R				1.30%
1-Year	-4.32%	-4.32%	$9,568
5-Year	+46.68%	+7.96%	$14,668
10-Year	+55.51%	+4.51%	$15,551
R6				0.69%
1-Year	-3.71%	-3.71%	$9,629
Since Inception (5/1/13)	+20.00%	+7.07%	$12,000

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value.

The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investiment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class C: Class R: Class R6:

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares. Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.

2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

3. Cumulative total return represents the change in value of an investment over the periods indicated.

4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
Z
Actual	$1,000	$939.70	$3.91
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08
A
Actual	$1,000	$938.20	$5.18
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.40
C
Actual	$1,000	$934.70	$8.78
Hypothetical (5% return before expenses)	$1,000	$1,016.13	$9.15
R
Actual	$1,000	$937.20	$6.35
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.61
R6
Actual	$1,000	$939.90	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,021.83	$3.41

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.80%; A:
1.06%; C: 1.80%; R: 1.30%; and R6: 0.67%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-
half year period.

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Financial Highlights
		Year Ended December 31,
	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$29.52	$28.34	$22.48	$19.96	$20.80
Income from investment operations[a]:
Net investment income[b]	0.54	0.78 [c]	0.47	0.39	0.47 [d]
Net realized and unrealized gains (losses)	(1.71)	1.38	5.83	2.62	(0.80)
Total from investment operations	(1.17)	2.16	6.30	3.01	(0.33)
Less distributions from:
Net investment income	(0.59)	(0.98)	(0.44)	(0.49)	(0.51)
Net realized gains	(1.76)	—	—	—	—
Total distributions	(2.35)	(0.98)	(0.44)	(0.49)	(0.51)
Net asset value, end of year	$26.00	$29.52	$28.34	$22.48	$19.96

Total return	(3.81)%	7.60%	28.10%	15.14%	(1.50)%

Ratios to average net assets
Expenses[e]	0.81%[f,g]	0.80%[f]	0.79%[f]	0.82%	0.86%
Expenses incurred in connection with securities sold short	0.02%	0.03%	—%[h]	—%[h]	—%[h]
Net investment income	1.82%	2.67%[c]	1.85%	1.82%	2.24%[d]

Supplemental data
Net assets, end of year (000’s)	$6,770,056	$7,363,765	$7,025,908	$7,575,308	$7,540,502
Portfolio turnover rate	19.99%	19.24%	24.29%	21.57%	29.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.66%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.87%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any, which vary from period to period. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

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FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$29.29	$28.12	$22.32	$19.81	$20.64
Income from investment operations[a]:
Net investment income[b]	0.45	0.69 [c]	0.40	0.33	0.40 [d]
Net realized and unrealized gains (losses)	(1.69)	1.37	5.76	2.60	(0.79)
Total from investment operations	(1.24)	2.06	6.16	2.93	(0.39)
Less distributions from:
Net investment income	(0.51)	(0.89)	(0.36)	(0.42)	(0.44)
Net realized gains	(1.76)	—	—	—	—
Total distributions	(2.27)	(0.89)	(0.36)	(0.42)	(0.44)
Net asset value, end of year	$25.78	$29.29	$28.12	$22.32	$19.81

Total return[e]	(4.10)%	7.30%	27.74%	14.75%	(1.79)%

Ratios to average net assets
Expenses[f]	1.09%[g,h]	1.10%[g]	1.09%[g]	1.12%	1.16%
Expenses incurred in connection with securities sold short	0.02%	0.03%	—%[i]	—%[i]	—%[i]
Net investment income	1.54%	2.37%[c]	1.55%	1.52%	1.94%[d]

Supplemental data
Net assets, end of year (000’s)	$4,819,868	$5,392,130	$5,477,733	$4,633,895	$4,681,967
Portfolio turnover rate	19.99%	19.24%	24.29%	21.57%	29.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.36%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.57%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any, which vary from period to period. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$29.02	$27.88	$22.13	$19.65	$20.46
Income from investment operations[a]:
Net investment income[b]	0.24	0.48 [c]	0.22	0.17	0.25 [d]
Net realized and unrealized gains (losses)	(1.67)	1.34	5.71	2.57	(0.77)
Total from investment operations	(1.43)	1.82	5.93	2.74	(0.52)
Less distributions from:
Net investment income	(0.29)	(0.68)	(0.18)	(0.26)	(0.29)
Net realized gains	(1.76)	—	—	—	—
Total distributions	(2.05)	(0.68)	(0.18)	(0.26)	(0.29)
Net asset value, end of year	$25.54	$29.02	$27.88	$22.13	$19.65

Total return[e]	(4.79)%	6.56%	26.82%	13.97%	(2.44)%

Ratios to average net assets
Expenses[f]	1.81%[g,h]	1.80%[g]	1.79%[g]	1.82%	1.86%
Expenses incurred in connection with securities sold short	0.02%	0.03%	—%[i]	—%[i]	—%[i]
Net investment income	0.82%	1.67%[c]	0.85%	0.82%	1.24%[d]

Supplemental data
Net assets, end of year (000’s)	$1,101,302	$1,240,845	$1,236,603	$1,043,695	$1,065,446
Portfolio turnover rate	19.99%	19.24%	24.29%	21.57%	29.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.66%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any, which vary from period to period. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN MUTUAL SHARES FUND
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$29.14	$27.98	$22.20	$19.70	$20.52
Income from investment operations[a]:
Net investment income[b]	0.38	0.64 [c]	0.34	0.28	0.36 [d]
Net realized and unrealized gains (losses)	(1.67)	1.34	5.73	2.59	(0.78)
Total from investment operations	(1.29)	1.98	6.07	2.87	(0.42)
Less distributions from:
Net investment income	(0.43)	(0.82)	(0.29)	(0.37)	(0.40)
Net realized gains	(1.76)	—	—	—	—
Total distributions	(2.19)	(0.82)	(0.29)	(0.37)	(0.40)
Net asset value, end of year	$25.66	$29.14	$27.98	$22.20	$19.70

Total return	(4.32)%	7.10%	27.47%	14.52%	(1.94)%

Ratios to average net assets
Expenses[e]	1.31%[f,g]	1.30%[f]	1.29%[f]	1.32%	1.36%
Expenses incurred in connection with securities sold short	0.02%	0.03%	—%[h]	—%[h]	—%[h]
Net investment income	1.32%	2.17%[c]	1.35%	1.32%	1.74%[d]

Supplemental data
Net assets, end of year (000’s)	$134,050	$172,938	$192,658	$191,304	$218,757
Portfolio turnover rate	19.99%	19.24%	24.29%	21.57%	29.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.37%.
eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any, which vary from period to period. See Note 1(e).
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hRounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
FINANCIAL H IGHLIGHTS

	Year Ended December 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$29.51	$28.33	$24.91
Income from investment operations[b]:
Net investment income[c]	0.57	0.82 [d]	0.38
Net realized and unrealized gains (losses)	(1.71)	1.37	3.51
Total from investment operations	(1.14)	2.19	3.89
Less distributions from:
Net investment income	(0.63)	(1.01)	(0.47)
Net realized gains	(1.76)	—	—
Total distributions	(2.39)	(1.01)	(0.47)
Net asset value, end of year	$25.98	$29.51	$28.33

Total return[e]	(3.71)%	7.72%	15.70%

Ratios to average net assets[f]
Expenses[g,h]	0.69%[i]	0.69%	0.67%
Expenses incurred in connection with securities sold short	0.02%	0.03%	—%[j]
Net investment income	1.94%	2.78%[d]	1.97%

Supplemental data
Net assets, end of year (000’s)	$1,923,466	$2,249,991	$2,221,889
Portfolio turnover rate	19.99%	19.24%	24.29%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any, which vary from period to period. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 19

FRANKLIN MUTUAL SHARES FUND

Statement of Investments, December 31, 2015

	Country	Shares	Value
Common Stocks and Other Equity Interests 88.0%
Aerospace & Defense 1.4%
B/E Aerospace Inc	United States	1,412,070	$59,829,405
Huntington Ingalls Industries Inc	United States	989,432	125,509,449
[a]KLX Inc	United States	706,035	21,738,818
			207,077,672
Auto Components 0.2%
[a,b,c]International Automotive Components Group Brazil LLC	Brazil	7,234,813	74,395
[a,b,c,d]International Automotive Components Group North America LLC	United States	63,079,866	34,054,612
			34,129,007
Automobiles 1.4%
General Motors Co	United States	6,183,080	210,286,551
Banks 10.7%
Barclays PLC	United Kingdom	38,190,870	123,221,940
CIT Group Inc	United States	3,544,866	140,731,180
Citigroup Inc	United States	3,362,406	174,004,511
Citizens Financial Group Inc	United States	6,757,671	176,983,404
Columbia Banking System Inc	United States	872,485	28,364,487
[a]FCB Financial Holdings Inc., A	United States	1,647,570	58,966,530
[c]Guaranty Bancorp	United States	1,146,366	18,960,894
JPMorgan Chase & Co	United States	3,550,940	234,468,568
PNC Financial Services Group Inc	United States	3,438,533	327,726,580
State Bank Financial Corp	United States	1,467,000	30,851,010
SunTrust Banks Inc	United States	2,963,080	126,938,347
Wells Fargo & Co	United States	2,531,930	137,635,715
			1,578,853,166
Beverages 1.9%
Molson Coors Brewing Co., B	United States	926,900	87,054,448
PepsiCo Inc	United States	1,930,319	192,877,474
			279,931,922
Chemicals 0.1%
[a,e,f]Dow Corning Corp., Contingent Distribution	United States	12,630,547	—
FMC Corp	United States	253,832	9,932,446
			9,932,446
Communications Equipment 2.7%
Cisco Systems Inc	United States	8,126,460	220,674,021
Nokia Corp., ADR	Finland	10,897,776	76,502,388
Nokia OYJ, A	Finland	13,670,039	97,929,680
			395,106,089
Construction Materials 0.7%
[a]LafargeHolcim Ltd., B	Switzerland	1,946,175	97,697,208
Consumer Finance 0.4%
[a]Ally Financial Inc	United States	3,254,500	60,663,880
Containers & Packaging 0.8%
WestRock Co	United States	2,648,821	120,839,214
Diversified Consumer Services 0.1%
[a]Cengage Learning Holdings II LP	United States	837,095	19,253,185

20 Annual Report

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FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 0.8%
[a,e,f]Global Crossing Holdings Ltd., Contingent Distribution	United States	105,649,309	$—
Koninklijke KPN NV	Netherlands	30,410,640	115,353,182
			115,353,182
Energy Equipment & Services 1.1%
Baker Hughes Inc	United States	3,663,252	169,059,080
Food & Staples Retailing 3.4%
CVS Health Corp	United States	1,528,221	149,414,167
The Kroger Co	United States	3,789,256	158,504,579
Walgreens Boots Alliance Inc	United States	2,283,129	194,419,850
			502,338,596
Health Care Equipment & Supplies 4.5%
Medtronic PLC	United States	6,050,204	465,381,692
Stryker Corp	United States	2,053,179	190,822,456
			656,204,148
Health Care Providers & Services 0.5%
Cigna Corp	United States	492,860	72,120,204
Household Products 0.2%
Energizer Holdings Inc	United States	635,933	21,659,878
Independent Power & Renewable Electricity Producers 0.4%
NRG Energy Inc	United States	4,399,652	51,783,904
Insurance 12.1%
ACE Ltd	United States	2,165,470	253,035,169
[a]Alleghany Corp	United States	377,389	180,365,525
The Allstate Corp	United States	2,478,208	153,871,935
American International Group Inc	United States	5,079,039	314,748,047
MetLife Inc	United States	3,551,930	171,238,545
[c]White Mountains Insurance Group Ltd	United States	655,346	476,312,026
XL Group PLC	Ireland	6,076,710	238,085,498
			1,787,656,745
IT Services 1.1%
Xerox Corp	United States	15,854,785	168,536,364
Machinery 1.8%
Caterpillar Inc	United States	2,219,257	150,820,706
CNH Industrial NV	United Kingdom	4,351,332	29,966,861
CNH Industrial NV, special voting	United Kingdom	5,296,616	36,476,867
[c]Federal Signal Corp	United States	3,360,800	53,268,680
			270,533,114
Marine 0.9%
A.P. Moeller-Maersk AS, B	Denmark	100,690	131,568,697
Media 6.5%
Cablevision Systems Corp., A	United States	1,331,662	42,480,018
CBS Corp., B	United States	3,336,259	157,237,887
Relx PLC	United Kingdom	9,892,030	174,526,872
Time Warner Cable Inc	United States	1,769,704	328,439,365
Time Warner Inc	United States	1,428,918	92,408,127
Twenty-First Century Fox Inc., B	United States	6,210,501	169,111,942
			964,204,211

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Annual Report

21

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Metals & Mining 0.8%
Freeport-McMoRan Inc., B	United States	5,933,533	$40,170,018
ThyssenKrupp AG	Germany	3,973,743	79,164,212
			119,334,230
Multiline Retail 0.6%
Macy’s Inc	United States	2,389,270	83,576,665
Oil, Gas & Consumable Fuels 5.4%
Anadarko Petroleum Corp	United States	654,473	31,794,298
Apache Corp	United States	1,332,734	59,266,681
BG Group PLC	United Kingdom	8,345,068	121,157,092
BP PLC	United Kingdom	15,851,497	82,709,667
CONSOL Energy Inc	United States	4,672,924	36,916,100
Kinder Morgan Inc	United States	9,361,520	139,673,878
Marathon Oil Corp	United States	9,259,413	116,576,010
Murphy Oil Corp	United States	1,576,220	35,386,139
Royal Dutch Shell PLC, A	United Kingdom	6,548,282	150,050,238
[a]Whiting Petroleum Corp	United States	3,124,439	29,494,704
			803,024,807
Paper & Forest Products 1.0%
International Paper Co	United States	4,045,267	152,506,566
Personal Products 0.3%
Edgewell Personal Care Co	United States	635,933	49,838,069
Pharmaceuticals 8.1%
Eli Lilly & Co	United States	3,779,041	318,421,995
Merck & Co. Inc	United States	7,732,600	408,435,932
Novartis AG, ADR	Switzerland	2,478,378	213,239,643
Teva Pharmaceutical Industries Ltd., ADR	Israel	3,757,920	246,669,869
			1,186,767,439
Real Estate Investment Trusts (REITs) 0.9%
[c]Alexander’s Inc	United States	326,675	125,479,134
Real Estate Management & Development 0.1%
[a]Forestar Group Inc	United States	886,386	9,697,063
Software 6.1%
CA Inc	United States	5,509,612	157,354,519
Microsoft Corp	United States	9,580,700	531,537,236
Symantec Corp	United States	10,127,147	212,670,087
			901,561,842
Specialty Retail 0.5%
[a]Office Depot Inc	United States	12,286,390	69,295,240
Technology Hardware, Storage & Peripherals 3.1%
EMC Corp	United States	6,467,600	166,087,968
Hewlett Packard Enterprise Co	United States	5,001,424	76,021,645
HP Inc	United States	5,001,424	59,216,860
Samsung Electronics Co. Ltd	South Korea	147,228	157,836,894
			459,163,367
Tobacco 6.1%
Altria Group Inc	United States	3,092,600	180,020,246
British American Tobacco PLC	United Kingdom	4,864,275	270,369,303

22 Annual Report

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FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Tobacco (continued)
Imperial Tobacco Group PLC	United Kingdom	3,810,199	$201,419,365
Philip Morris International Inc	United States	944,754	83,053,324
Reynolds American Inc	United States	3,497,440	161,406,856
			896,269,094
Wireless Telecommunication Services 1.3%
Vodafone Group PLC	United Kingdom	58,574,055	190,800,845
Total Common Stocks and Other Equity Interests
(Cost $10,343,185,032)			12,972,102,824
Convertible Preferred Stocks (Cost $755,800) 0.0%†
Banks 0.0%†
Columbia Banking System Inc., cvt. pfd., B	United States	7,558	2,864,003

		Principal
		Amount
Corporate Notes and Senior Floating Rate Interests 2.9%
Avaya Inc.,
[g]senior note, 144A, 10.50%, 3/01/21	United States	$67,859,000	23,411,355
[g]senior secured note, 144A, 7.00%, 4/01/19	United States	37,416,000	28,062,000
[h,i]Term B-3 Loan, 4.823%, 10/26/17	United States	37,242,834	29,080,434
[h,i]Term B-6 Loan, 6.50%, 3/30/18	United States	22,002,294	16,767,574
[h,i]Term B-7 Loan, 6.25%, 5/29/20	United States	19,969,656	14,045,318
[h,i]Belk Inc., Closing Date Term Loan, 5.75%, 12/10/22	United States	31,190,000	27,889,069
[h,i]Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%,
3/31/20	United States	5,127,370	4,986,367
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	74,295,000	55,256,906
[h,i]Tranche D Term Loan, 7.174%, 1/30/19	United States	94,620,527	66,707,471
[h,i]Tranche E Term Loan, 7.924%, 7/30/19	United States	30,412,812	21,466,366
[h,i]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	33,477,529	32,943,998
NGPL PipeCo LLC,
[g]senior secured note, 144A, 9.625%, 6/01/19	United States	43,741,000	41,116,540
[h,i]Term Loan, 6.75%, 9/15/17	United States	2,192,556	2,077,447
[h,i]Toys R Us-Delaware Inc.,
FILO Loans, 8.25%, 10/24/19	United States	8,171,000	8,063,797
Term B-4 Loan, 9.75%, 4/24/20	United States	78,582,182	57,757,904
Total Corporate Notes and Senior Floating Rate
Interests (Cost $545,267,897)			429,632,546
Corporate Notes and Senior Floating Rate Interests in
Reorganization 1.2%
[b,j]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	19,594	—
[h,i,j]Caesars Entertainment Operating Co. Inc., 1.50%, 3/01/17,
Term B-5-B Loans	United States	9,541,623	8,301,212
Term B-6-B Loans	United States	45,490,495	40,031,636
Term B-7 Loans	United States	30,701,720	25,674,313
[j]Samson Investment Co., senior note, 9.75%, 2/15/20	United States	55,052,000	123,867
[h,i,j]Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.908%,
10/10/17	United States	194,177,556	59,649,015
[g,j]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A, 4.726%,
10/01/20	United States	98,672,000	33,055,120

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Annual Report

23

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount	Value
Corporate Notes and Senior Floating Rate Interests in
Reorganization (continued)
[j]Walter Energy Inc.,
[h,i]B Term Loan, 5.80%, 4/02/18	United States	$35,970,965	$10,071,870
[g] first lien, 144A, 6.33%, 10/15/19	United States	20,046,000	5,211,960
[g,k]second lien, 144A, PIK, 11.50%, 4/01/20	United States	17,468,800	44,748
Total Corporate Notes and Senior Floating Rate Interests
in Reorganization (Cost $421,438,338)			182,163,741

		Shares
Companies in Liquidation 0.2%
[a]Adelphia Recovery Trust	United States	99,967,609	399,870
[a,e]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	12,005,115	24,010
[a,b,c,d]CB FIM Coinvestors LLC	United States	43,105,703	—
[a,e,f]Century Communications Corp., Contingent Distribution	United States	33,138,000	—
[a,b]FIM Coinvestor Holdings I, LLC	United States	53,924,666	—
[a,l]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	420,480,670	23,652,038
[a,e,f]Tribune Media Litigation Trust, Contingent Distribution	United States	995,739	—
[a,e,f]Tropicana Litigation Trust, Contingent Distribution	United States	76,355,000	—
Total Companies in Liquidation (Cost $49,649,798)			24,075,918

		Principal
		Amount
Municipal Bonds (Cost $56,072,960) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	$64,157,000	46,674,217
Total Investments before Short Term Investments
(Cost $11,416,369,825)			13,657,513,249
Short Term Investments 7.0%
U.S. Government and Agency Securities 7.0%
[m]FHLB, 1/04/16 - 1/05/16	United States	33,700,000	33,699,920
[m]U.S. Treasury Bill,
[n]4/28/16	United States	148,000,000	147,881,452
1/07/16 - 6/09/16	United States	850,200,000	849,463,820
Total U.S. Government and Agency Securities
(Cost $1,031,012,892)			1,031,045,192
Total Investments (Cost $12,447,382,717) 99.6%			14,688,558,441
Securities Sold Short (0.2)%			(30,612,512)
Other Assets, less Liabilities 0.6%			90,796,363
Net Assets 100.0%			$14,748,742,292

24 Annual Report

franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

	Country	Shares	Value
[o]Securities Sold Short (Proceeds $37,605,949) (0.2)%
Common Stocks (0.2)%
Energy Equipment & Services (0.2)%
Halliburton Co	United States	899,310	$(30,612,512)

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cSee Note 11 regarding holdings of 5% voting securities.
dAt December 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2015, the aggregate value of these securities was $130,901,723, representing 0.89% of net assets.
hSee Note 1(g) regarding senior floating rate interests.
iThe coupon rate shown represents the rate at period end.
jSee Note 8 regarding credit risk and defaulted securities.
kIncome may be received in additional securities and/or cash.
lBankruptcy Claim represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent the amount of allowed unsecured claims.
mThe security is traded on a discount basis with no stated coupon rate.
nA portion or all of the security has been segregated as collateral for securities sold short and open forward contracts. At December 31, 2015, the value of this security and/or cash pledged amounted to $46,723,618, representing 0.32% of net assets.
oSee Note 1(e) regarding securities sold short.

At December 31, 2015, the Fund had the following futures contracts outstanding. See Note 1(c).
Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD	Short	1,950	$265,346,250	3/14/16	$132,284	$—
GBP/USD	Short	3,923	361,259,263	3/14/16	9,368,937	—
Total Futures Contracts					$9,501,221	$—
Net unrealized appreciation (depreciation)					$9,501,221

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Annual Report

25

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

At December 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	1,901,002	$2,097,161	1/06/16	$—	$(31,884)
Euro	BONY	Buy	1,547,836	1,707,647	1/06/16	—	(26,055)
Euro	BONY	Sell	18,015,829	19,704,813	1/06/16	132,152	—
Euro	FBCO	Buy	1,901,002	2,098,166	1/06/16	—	(32,890)
Euro	DBFX	Buy	2,282,158	2,518,101	1/06/16	—	(38,731)
Euro	HSBC	Buy	1,519,879	1,672,926	1/06/16	—	(21,707)
Euro	HSBC	Sell	1,735,000	1,916,030	1/06/16	31,100	—
Euro	SSBT	Buy	1,519,879	1,672,908	1/06/16	—	(21,689)
Euro	SSBT	Sell	19,596,078	21,467,227	1/06/16	177,760	—
Euro	BANT	Buy	3,619,658	3,950,780	1/20/16	—	(16,939)
Euro	BANT	Sell	1,276,000	1,389,355	1/20/16	2,599	—
Euro	FBCO	Buy	3,619,650	3,950,835	1/20/16	—	(17,002)
Euro	FBCO	Sell	18,079,025	19,792,591	1/20/16	144,321	—
Euro	DBFX	Buy	5,324,378	5,825,954	1/20/16	25	(39,450)
Euro	HSBC	Buy	3,912,870	4,272,725	1/20/16	—	(20,221)
Euro	HSBC	Sell	16,803,025	18,397,296	1/20/16	135,782	—
Euro	SSBT	Buy	13,134,650	14,390,437	1/20/16	301	(116,011)
Euro	SSBT	Sell	638,000	694,552	1/20/16	1,174	—
British Pound	BANT	Sell	54,558,348	85,165,581	1/21/16	4,744,728	—
British Pound	FBCO	Buy	9,902,050	15,575,277	1/21/16	—	(979,320)
British Pound	SSBT	Buy	9,149,496	14,416,925	1/21/16	—	(930,258)
British Pound	SSBT	Sell	54,527,362	85,133,571	1/21/16	4,758,392	—
South Korean Won	BANT	Buy	1,216,110,264	1,048,552	2/12/16	—	(15,065)
South Korean Won	BANT	Sell	21,626,794,522	18,578,272	2/12/16	232,971	(33,787)
South Korean Won	FBCO	Buy	1,868,787,599	1,579,168	2/12/16	8,983	—
South Korean Won	FBCO	Sell	17,893,968,537	15,458,947	2/12/16	252,991	(866)
South Korean Won	HSBC	Buy	10,095,464,584	8,607,699	2/12/16	3,231	(31,507)
South Korean Won	HSBC	Sell	82,740,554,088	71,113,551	2/12/16	801,565	(3,375)
British Pound	BANT	Buy	4,735,827	7,222,690	2/19/16	—	(241,655)
British Pound	BANT	Sell	22,668,782	34,334,243	2/19/16	918,422	—
British Pound	BBU	Buy	5,131,071	8,040,234	2/19/16	—	(476,575)
British Pound	FBCO	Buy	18,530,181	28,747,066	2/19/16	—	(1,431,913)
British Pound	FBCO	Sell	64,454,124	99,774,550	2/19/16	4,763,380	—
British Pound	DBFX	Buy	2,222,287	3,364,578	2/19/16	—	(88,727)
British Pound	DBFX	Sell	41,186,128	64,167,987	2/19/16	3,455,934	—
British Pound	HSBC	Buy	23,497,912	36,276,630	2/19/16	—	(1,638,597)
British Pound	SSBT	Buy	7,910,877	12,173,283	2/19/16	—	(511,940)
British Pound	SSBT	Sell	3,300,005	4,978,173	2/19/16	113,669	—
Euro	BANT	Sell	3,131,054	3,528,707	2/22/16	123,002	—
Euro	BBU	Sell	241,581	272,662	2/22/16	9,890	—
Euro	FBCO	Sell	6,737,521	7,610,030	2/22/16	281,503	—
Euro	DBFX	Sell	5,753,022	6,481,256	2/22/16	223,587	—
Euro	HSBC	Sell	8,570,062	9,677,698	2/22/16	355,882	—
Euro	SSBT	Sell	6,310,502	7,132,307	2/22/16	268,256	—
Euro	FBCO	Sell	2,114,771	2,276,523	4/01/16	—	(26,222)
Euro	DBFX	Sell	31,486,182	35,831,750	4/01/16	1,546,879	—
Euro	HSBC	Sell	1,409,848	1,518,547	4/01/16	—	(16,617)
Euro	SSBT	Sell	26,880,634	30,786,928	4/01/16	1,516,975	—
Euro	BANT	Sell	26,981,859	30,844,534	4/18/16	1,447,995	—
Euro	FBCO	Sell	4,329,887	4,779,060	4/18/16	61,680	—
Euro	DBFX	Sell	602,647	667,946	4/18/16	11,366	—
Euro	HSBC	Sell	30,800,037	35,025,895	4/18/16	1,469,479	—
Euro	SSBT	Sell	903,632	1,000,219	4/18/16	15,719	—
British Pound	BANT	Sell	60,250,067	93,068,278	4/22/16	4,239,720	—
British Pound	HSBC	Sell	45,358,247	70,064,884	4/22/16	3,191,802	—
Euro	FBCO	Sell	719,179	766,104	5/04/16	—	(17,847)
Euro	SSBT	Sell	32,088,149	34,507,595	5/04/16	—	(470,545)
South Korean Won	BANT	Sell	19,424,290,316	16,890,876	5/12/16	404,160	—

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FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	FBCO	Sell	17,783,154,743	$15,419,367	5/12/16	$325,594	$—
South Korean Won	HSBC	Sell	39,218,880,241	34,322,817	5/12/16	1,035,086	—
Euro	BANT	Sell	17,864,629	19,188,352	5/18/16	—	(294,181)
Euro	FBCO	Sell	16,560,633	17,810,666	5/18/16	3,427	(253,201)
Euro	DBFX	Sell	3,469,759	3,723,128	5/18/16	2,360	(63,228)
Euro	HSBC	Sell	4,418,882	4,797,655	5/18/16	19,846	(41,267)
Euro	SSBT	Sell	2,042,345	2,186,840	5/18/16	2,613	(43,082)
British Pound	FBCO	Sell	53,938,838	82,636,457	5/23/16	3,100,636	—
British Pound	HSBC	Sell	46,868,071	71,732,520	5/23/16	2,622,938	—
Total Forward Exchange Contracts						$42,959,875	$(7,992,354)
Net unrealized appreciation (depreciation)						$34,967,521

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 44.

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FRANKLIN MUTUAL SHARES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$12,166,898,555
Cost - Non-controlled affiliates (Note 11)	280,484,162
Total cost of investments	$12,447,382,717
Value - Unaffiliated issuers	$13,980,408,700
Value - Non-controlled affiliates (Note 11)	708,149,741
Total value of investments	14,688,558,441
Cash	6,008,269
Restricted Cash (Note 1d)	4,440,000
Foreign currency, at value (cost $4,881,627)	4,870,445
Receivables:
Investment securities sold	10,765,122
Capital shares sold	10,576,993
Dividends and interest	34,620,874
Due from brokers	46,233,712
Variation margin	3,816,588
Unrealized appreciation on OTC forward exchange contracts	42,959,875
Other assets	3,905,475
Total assets	14,856,755,794
Liabilities:
Payables:
Investment securities purchased	26,715,293
Capital shares redeemed	17,192,120
Management fees	8,166,064
Distribution fees	4,057,267
Transfer agent fees	2,606,534
Trustees’ fees and expenses	748,123
Securities sold short, at value (proceeds $37,605,949)	30,612,512
Due to brokers	9,350,000
Unrealized depreciation on OTC forward exchange contracts	7,992,354
Accrued expenses and other liabilities	573,235
Total liabilities	108,013,502
Net assets, at value	$14,748,742,292
Net assets consist of:
Paid-in capital	$12,301,063,789
Distributions in excess of net investment income	(21,109,495)
Net unrealized appreciation (depreciation)	2,292,453,841
Accumulated net realized gain (loss)	176,334,157
Net assets, at value	$14,748,742,292

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2015

Class Z:
Net assets, at value	$6,770,056,119
Shares outstanding	260,425,502
Net asset value and maximum offering price per share	$26.00
Class A:
Net assets, at value	$4,819,867,902
Shares outstanding	186,977,562
Net asset value per share[a]	$25.78
Maximum offering price per share (net asset value per share ÷ 94.25%)	$27.35
Class C:
Net assets, at value	$1,101,302,332
Shares outstanding	43,121,708
Net asset value and maximum offering price per share[a]	$25.54
Class R:
Net assets, at value	$134,050,265
Shares outstanding	5,224,530
Net asset value and maximum offering price per share	$25.66
Class R6:
Net assets, at value	$1,923,465,674
Shares outstanding	74,027,291
Net asset value and maximum offering price per share	$25.98

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 29

FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2015

Investment income:
Dividends:
Unaffiliated issuers	$342,820,923
Non-controlled affiliates (Note 11)	6,527,542
Interest	65,791,819
Income from securities loaned	1,777,630
Other income (Note 1h)	3,828,505
Total investment income	420,746,419
Expenses:
Management fees (Note 3a)	103,489,413
Distribution fees: (Note 3c)
Class A	14,740,393
Class C	12,066,760
Class R	780,338
Transfer agent fees: (Note 3e)
Class Z	9,014,510
Class A	6,503,581
Class C	1,491,650
Class R	193,340
Class R6	8,951
Custodian fees (Note 4)	397,155
Reports to shareholders	847,174
Registration and filing fees	249,824
Professional fees	256,054
Trustees’ fees and expenses	453,494
Dividends and/or interest on securities sold short	3,593,935
Other	292,696
Total expenses	154,379,268
Expense reductions (Note 4)	(2,970)
Expenses waived/paid by affiliates (Note 3f)	(10,031)
Net expenses	154,366,267
Net investment income	266,380,152
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	963,986,457
Foreign currency transactions	101,227,382
Futures contracts	36,321,120
Securities sold short	1,002,726
Net realized gain (loss)	1,102,537,685
Net change in unrealized appreciation (depreciation) on:
Investments	(1,950,390,000)
Translation of other assets and liabilities denominated in foreign currencies	(32,775,338)
Futures contracts	2,743,779
Net change in unrealized appreciation (depreciation)	(1,980,421,559)
Net realized and unrealized gain (loss)	(877,883,874)
Net increase (decrease) in net assets resulting from operations	$(611,503,722)

30 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$266,380,152	$410,619,019
Net realized gain (loss)	1,102,537,685	553,059,954
Net change in unrealized appreciation (depreciation)	(1,980,421,559)	216,900,748
Net increase (decrease) in net assets resulting from operations	(611,503,722)	1,180,579,721
Distributions to shareholders from:
Net investment income:
Class Z	(143,955,672)	(239,045,203)
Class A	(88,556,211)	(160,771,009)
Class C	(11,852,920)	(28,860,009)
Class R	(2,112,252)	(4,880,076)
Class R6	(43,006,986)	(76,100,480)
Net realized gains:
Class Z	(428,103,004)	—
Class A	(307,474,440)	—
Class C	(71,195,451)	—
Class R	(8,639,243)	—
Class R6	(120,486,342)	—
Total distributions to shareholders	(1,225,382,521)	(509,656,777)
Capital share transactions: (Note 2)
Class Z	251,525,140	45,622,128
Class A	30,013,668	(311,543,956)
Class C	(637,580)	(45,734,382)
Class R	(22,173,401)	(27,313,743)
Class R6	(92,769,124)	(67,074,130)
Total capital share transactions	165,958,703	(406,044,083)
Net increase (decrease) in net assets	(1,670,927,540)	264,878,861
Net assets:
Beginning of year	16,419,669,832	16,154,790,971
End of year	$14,748,742,292	$16,419,669,832
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(21,109,495)	$3,557,868

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The accompanying notes are an integral part of these financial statements. | Annual Report 31

FRANKLIN MUTUAL SHARES FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

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NOTES TO FINANCIAL STATEMENTS

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master

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Annual Report

33

FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2015, the Fund had OTC derivatives in a net liability position of $466,685 and the aggregate value of collateral pledged for such contracts was $212,829.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2015, the Fund received $18,087,714 in United Kingdom Treasury Bonds and U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d. Restricted Cash

At December 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $3,866,790 from Swe-den for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,

		2015		2014
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	18,527,093	$545,265,061	22,793,740	$670,723,079
Shares issued in reinvestment of distributions	20,294,629	521,881,031	7,266,342	217,049,081
Shares redeemed	(27,833,775)	(815,620,952)	(28,537,599)	(842,150,032)
Net increase (decrease)	10,987,947	$251,525,140	1,522,483	$45,622,128
Class A Shares:
Shares sold	15,761,911	$457,551,710	17,328,653	$506,435,075
Shares issued in reinvestment of distributions	14,388,011	366,862,039	5,000,232	148,238,236
Shares redeemed	(27,287,017)	(794,400,081)	(33,005,127)	(966,217,267)
Net increase (decrease)	2,862,905	$30,013,668	(10,676,242)	$(311,543,956)

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NOTES TO FINANCIAL STATEMENTS

		Year Ended December 31,

		2015		2014
	Shares	Amount	Shares	Amount
Class C Shares:
Shares sold	3,234,045	$92,690,292	3,259,585	$93,998,595
Shares issued in reinvestment of distributions	3,117,765	78,828,425	926,812	27,251,988
Shares redeemed	(5,988,237)	(172,156,297)	(5,790,089)	(166,984,965)
Net increase (decrease)	363,573	$(637,580)	(1,603,692)	$(45,734,382)
Class R Shares:
Shares sold	602,956	$17,551,336	768,981	$22,249,134
Shares issued in reinvestment of distributions	420,635	10,682,958	164,329	4,850,146
Shares redeemed	(1,732,914)	(50,407,695)	(1,884,250)	(54,413,023)
Net increase (decrease)	(709,323)	$(22,173,401)	(950,940)	$(27,313,743)
Class R6 Shares:
Shares sold	827,212	$24,011,578	3,360,357	$98,879,499
Shares issued in reinvestment of distributions	6,362,712	163,493,328	2,548,288	76,100,480
Shares redeemed	(9,407,142)	(280,274,030)	(8,093,000)	(242,054,109)
Net increase (decrease)	(2,217,218)	$(92,769,124)	(2,184,355)	$(67,074,130)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$1,166,877
CDSC retained	$40,332

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2015, the Fund paid transfer agent fees of $17,212,032, of which $7,449,161 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

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NOTES TO FINANCIAL STATEMENTS

% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year
Non-Controlled
Affiliates
Institutional
Fiduciary
Trust Money
Market
Portfolio	—	35,000,000	(35,000,000)	—	$ —	$ —	$ —	—%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016. There were no Class R6 transfer agent fees waived during the year ended December 31, 2015.

h. Other Affiliated Transactions

At December 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned 12.28% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2015	$748,123
[b]Increase in projected benefit obligation	$46,930
Benefit payments made to retired trustees	$(14,491)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$338,174,840	$509,656,777
Long term capital gain	887,207,681	—
	$1,225,382,521	$509,656,777

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

6. Income Taxes (continued)

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$12,473,350,842
Unrealized appreciation	$4,002,452,769
Unrealized depreciation	(1,787,245,170)
Net unrealized appreciation (depreciation)	$2,215,207,599
Undistributed ordinary income	$29,001,244
Undistributed long term capital gains	204,572,715
Distributable earnings	$233,573,959

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2015, aggregated $2,965,646,584 and $3,414,024,382, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $182,163,741, representing 1.24% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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NOTES TO FINANCIAL STATEMENTS

At December 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/				Acquisition
Shares	Issuer			Dates	Cost	Value
19,594	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12			7/01/10 - 11/30/12	$19,594	$—
43,105,703	CB FIM Coinvestors LLC			1/15/09 - 6/02/09	—	—
53,924,666	FIM Coinvestor Holdings I, LLC			11/20/06 - 6/02/09	—	—
7,234,813	International Automotive Components Group Brazil LLC			4/13/06 - 12/26/08	4,804,678	74,395
63,079,866	International Automotive Components Group North America LLC			1/12/06 - 3/18/13	51,662,536	34,054,612
Total Restricted Securities (Value is 0.23% of Net Assets)					$56,486,808	$34,129,007

10. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as		Statement of Assets and		Statement of Assets and
Hedging Instruments		Liabilities Location	Fair Value	Liabilities Location		Fair Value
Foreign exchange contracts		Variation margin	9,501,221[a]
		Unrealized appreciation on OTC	42,959,875 Unrealized depreciation on OTC			$7,992,354
		forward exchange contracts		forward exchange contracts
Totals			52,461,096			$7,992,354

[a]This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

						Net Change in
						Unrealized
Derivative Contracts			Net Realized			Appreciation
Not Accounted for as		Statement of Operations	Gain (Loss)	Statement of Operations		(Depreciation)
Hedging Instruments		Locations	for the Year	Locations		for the Year
		Net realized gain (loss) from:		Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts		Foreign currency transactions	106,274,514	Translation of other assets		$(32,763,562)[a]
				and liabilities denominated
				in foreign currencies
		Futures contracts	36,321,120	Futures contracts		2,743,779
Totals			142,595,634			$(30,019,783)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the average month end fair value of derivatives represented 0.42% of average month end net assets. The average month end number of open derivative contracts for the year was 199.

See Note 1(c) regarding derivative financial instruments.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Controlled Affiliates[a]
CB FIM Coinvestors LLC	43,105,703	—	—	43,105,703	$—	$—	$—
Non-Controlled Affiliates
Alexander’s Inc	326,675	—	—	326,675	$125,479,134	$4,573,450	$—
Federal Signal Corp	3,360,800	—	—	3,360,800	53,268,680	840,200	—
Guaranty Bancorp	1,146,366	—	—	1,146,366	18,960,894	458,546	—
International Automotive
Components Group
Brazil LLC	7,234,813	—	—	7,234,813	74,395	—	—
International Automotive
Components Group North
America LLC	63,079,866	—	—	63,079,866	34,054,612	—	—
White Mountains Insurance
Group Ltd	655,346	—	—	655,346	476,312,026	655,346	—
Total Non-Controlled Affiliates					708,149,741	6,527,542	—
Total Affiliated Securities (Value is 4.80% of Net Assets)					$708,149,741	$6,527,542	$—
[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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NOTES TO FINANCIAL STATEMENTS

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$34,129,007		$34,129,007
Banks	1,578,853,166	2,864,003	—		1,581,717,169
Machinery	234,056,247	36,476,867	—		270,533,114
All Other Equity Investments[b]	11,088,587,537	—	—[c]		11,088,587,537
Corporate Notes and Senior Floating Rate Interests	—	429,632,546	—		429,632,546
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	182,118,993	44,748	[c]	182,163,741
Companies in Liquidation	399,870	23,676,048	—[c]		24,075,918
Municipal Bonds	—	46,674,217	—		46,674,217
Short Term Investments	997,345,272	33,699,920	—		1,031,045,192
Total Investments in Securities	$13,899,242,092	$755,142,594	$34,173,755		$14,688,558,441
Other Financial Instruments
Futures Contracts	$9,501,221	$—	$—		$9,501,221
Forward Exchange Contracts	—	42,959,875	—		42,959,875
Total Other Financial Instruments	$9,501,221	$42,959,875	$—		$52,461,096

Liabilities:
Other Financial Instruments
Securities Sold Short	$30,612,512	$—	$—		$30,612,512
Forward Exchange Contracts	—	7,992,354	—		7,992,354
Total Other Financial Instruments	$30,612,512	$7,992,354	$—		$38,604,866

a Includes common and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	USD	United States Dollar	GO	General Obligation
DBFX	Deutsche Bank AG			PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Shares Fund:

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Shares Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Shares Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2016

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FRANKLIN MUTUAL SHARES FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $887,207,681 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $48,690,798 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 61.10% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $321,363,815 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $44,473,279 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2015.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since 1995	41	Navient Corporation (loan
c/o Franklin Mutual Advisers, LLC				management, servicing and asset
101 John F. Kennedy Parkway				recovery) (2014-present), Ares Capital
Short Hills, NJ 07078-2789				Corporation (specialty finance
				company) (2010-present), United
				Natural Foods, Inc. (distributor of
				natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010) and SLM Corporation
				(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Trustee	Trustee since	17	Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC	and Vice	2002 and Vice		Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway	Chairman	Chairman since		Fiduciary International Ireland Limited
Short Hills, NJ 07078-2789	of the	April 2015		(1999-2015).
	Board
Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

Keith E. Mitchell (1954)	Trustee	Since 2009	17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly,
Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putnam Lovell NBF.

David W. Niemiec (1949)	Trustee	Since	41	Emeritus Corporation (assisted
One Franklin Parkway		April 2015		living) (1999-2010) and OSI
San Mateo, CA 94403-1906				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

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Independent Board Members (continued)

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

Charles Rubens II (1930)	Trustee	Since 1998		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Jan Hopkins Trachtman (1947)	Trustee	Since 2009		17	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship;
and formerly, President, Economic Club of New York (2001-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and
Editor, CBS Network News.

Robert E. Wade (1946)	Trustee	Trustee since		41	El Oro Ltd (investments)
c/o Franklin Mutual Advisers, LLC	and	1993	and		(2003-present).
101 John F. Kennedy Parkway	Chairman	Chairman of the
Short Hills, NJ 07078-2789	of the	Board
	Board	since 2005
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since		17	None
One Franklin Parkway		April 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

Interested Board Members and Officers

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007		164	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Peter A. Langerman (1955)	Trustee,	Trustee	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC	President,	since 2007,		(AIG) Credit Facility Trust
101 John F. Kennedy Parkway	and Chief	President, and		(2010-2011).
Short Hills, NJ 07078-2702	Executive	Chief Executive
	Officer –	Officer –
	Investment	Investment
	Management	Management
since 2005
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of two of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Philippe Brugere-Trelat (1949)	Vice	Since 2005	Not Applicable	Not Applicable
101 John F. Kennedy Parkway	President
Short Hills NJ 07078-2789
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Mutual Advisers, LLC; officer of two of the investment companies in Franklin Templeton Investments; and
formerly, Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Secretary	Secretary	Not Applicable	Not Applicable
One Franklin Parkway	and Vice	since 2005 and
San Mateo, CA 94403-1906	President	Vice President
since 2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President –
St. Petersburg, FL 33716-1205	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief
Fort Lauderdale, FL 33301-1923	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale,
FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale,	Officer
FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and
“independent,” under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange
Commission, relating to audit committee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $537,536 for the fiscal year ended December 31, 2015 and $535,460 for the fiscal year                                          ended December 31, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $2,918 the fiscal year ended December 31, 2015 and $6,022 for the fiscal year ended December 31, 2014.  The services for which these fees were paid included identifying passive foreign investment company to manage exposure to tax liabilities.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $82,835 for the fiscal year ended December 31, 2015 and $81,000 for the fiscal year ended December 31, 2014. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $85,753 for the fiscal year ended December 31, 2015 and $87,022 for the fiscal year ended December 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date February 26, 2016

By /s/ Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

 Chief Accounting Officer

Date: February 26, 2016